Dreyfus Variable
      Investment Fund,
      Appreciation Portfolio

      ANNUAL REPORT December 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Portfolio Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            18   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Important Tax Information

                            26   Board Members Information

                            28   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                               Dreyfus Variable Investment Fund,
                                                         Appreciation Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Variable Investment Fund, Appreciation Portfolio, covering the 12-month period from January 1, 2002 through December 31, 2002. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Fayez Sarofim, of Fayez Sarofim & Co., the portfolio's sub-investment adviser.

In 2002, investors witnessed the third consecutive year of negative returns for the U.S. stock market. Moreover, with the S&P 500 Index down dramatically since its peak in mid-2000, this bear market ranks as the worst since the 1970s. Virtually every industry group, capitalization range and investment style suffered losses in 2002, leaving investors few shelters from the storm. However, the market's disappointing start to the 21st century may be good news for today's growth-oriented investors as, historically, growth opportunities have generally been greatest when the economic news is bad, prices are down and investors shun stocks.

At the same time, no one can say for sure what direction the markets will take or which investment style will prevail, which is why we continue to encourage you to maintain a long-term perspective and an ongoing dialogue with your financial advisor. Investors with the patience and discipline to weather today's market uncertainty may reap the potential benefits of the better economic times that we believe lie ahead.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2003


2

DISCUSSION OF PERFORMANCE

Fayez Sarofim, Portfolio Manager

Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Variable Investment Fund, Appreciation Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2002, the portfolio's Initial shares produced a total return of -16.71% and its Service shares produced a total return of -16.89%.(1) For the same period, the total return of the portfolio's benchmark, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), was -22.09%.(2)

We attribute the market's generally disappointing performance to a lackluster economy, lingering effects from market speculation in the late 1990s, the reporting period' s corporate scandals and fears related to terrorism and possible war with Iraq. While we are never satisfied with negative returns, we are pleased that the portfolio outperformed its benchmark.

What is the portfolio's investment approach?

The portfolio invests primarily in large, well-established multinational growth companies that we believe are well-positioned to weather difficult economic climates and thrive during favorable times. We focus on purchasing growth stocks at a price we consider to be justified by a company's fundamentals. The result is a portfolio of stocks in prominent companies selected for their sustained patterns of profitability, strong balance sheets, expanding global presence and above-average growth potential.

At  the same time, we manage the portfolio with long-term investors in mind. Our
investment   approach  is  based  on  targeting  long-term  growth  rather  than short-term profit.

                                                        The Portfolio 3


DISCUSSION OF PERFORMANCE (CONTINUED)

What other factors influenced the portfolio's performance?

2002 was a very difficult year for stocks of all industry groups and market capitalizations, including the large-cap growth stocks in which the portfolio invests. With all 10 industry groups within the S&P 500 Index ending the year in negative territory, there were virtually no safe havens for equity investors. The weak economic conditions persisted during 2002 and were intensified by other confidence-eroding factors, including numerous corporate scandals, major bankruptcies and instability in the Middle East. The end result was another year of negative stock market returns.

In this challenging investment environment, we adhered closely to our buy-and-hold investment approach by continuing to emphasize large, multinational companies with low debt levels and dominant market positions. We continued to find a number of such companies in the consumer staples sector, where businesses tend to be predictable, steady earners and relatively resistant to recessionary pressures. Our focus on consumer companies with global operations and less complex business models contributed positively to the portfolio's relative performance, as scandal-weary investors favored such enterprises and punished those they considered too complex. The portfolio received particularly strong contributions from household goods purveyor Procter & Gamble, which rose in value by meeting its earnings targets, streamlining operations and selling underperforming businesses.

The   portfolio  also  benefited  by  avoiding  certain  areas,  especially  the information technology group. In our view, technology companies reached unsustainable levels in the late 1990s, as speculative investors bid up prices and valuations reached record highs. Although technology stock prices peaked in early 2000, valuations continued to contract through the end of 2002, and we have seen few signs that business conditions will improve in the foreseeable future. Accordingly, we further reduced the portfolio' s exposure to the information technology group during the reporting period by selling its holdings of equipment manufacturer Cisco Systems and electronic storage company EMC Corp.

4

The portfolio also benefited from its above-average exposure relative to its benchmark in the health care sector, where the portfolio focused on large pharmaceutical companies while generally avoiding service providers such as hospitals and HMOs. Many of the portfolio's holdings began 2002 at prices we considered undervalued in the wake of concerns regarding patent expirations. Merck & Co. was the health care group' s best performer for the year, contributing positively to the portfolio's relative performance.

Relative results were penalized by the fund's financial services holdings which were hurt by poor economic and market conditions. Some of the portfolio's cornerstone holdings also disappointed, including chip maker Intel and diversified conglomerate General Electric. We continue to like these companies' long-term business prospects, however, and we believe that they have reached prices that represent attractive values.

What is the portfolio's current strategy?

We continue to favor large, global companies with strong financials and dominant market positions, and we continue to maintain a buy-and-hold strategy.

January 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                        The Portfolio 5

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund, Appreciation Portfolio Initial shares and Service shares and the Standard and Poor's 500 Composite Stock Price Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/02


                                                            Inception                                                From
                                                              Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

INITIAL SHARES                                               4/5/93           (16.71)%             1.72%            10.18%

SERVICE SHARES                                               4/5/93           (16.89)%             1.61%            10.12%


THE DATA FOR SERVICE SHARES PRIMARILY REPRESENTS THE RESULTS OF INITIAL SHARES. ACTUAL SERVICE SHARES' AVERAGE ANNUAL TOTAL RETURN AND HYPOTHETICAL GROWTH RESULTS WOULD HAVE BEEN LOWER. SEE NOTES BELOW.

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE PORTFOLIO'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.


6

THE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL AND SERVICE SHARES OF DREYFUS VARIABLE INVESTMENT FUND, APPRECIATION PORTFOLIO ON 4/5/93 (INCEPTION DATE OF INITIAL SHARES) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 3/31/93 IS USED AS THE BEGINNING VALUE ON 4/5/93.

THE PORTFOLIO'S INITIAL SHARES ARE NOT SUBJECT TO A RULE 12B-1 FEE. THE PORTFOLIO'S SERVICE SHARES ARE SUBJECT TO A 0.25% ANNUAL RULE 12B-1 FEE. THE PERFORMANCE FIGURES FOR SERVICE SHARES REFLECT THE PERFORMANCE OF THE PORTFOLIO'S INITIAL SHARES FROM THEIR INCEPTION DATE THROUGH DECEMBER 30, 2000, AND THE PERFORMANCE OF THE PORTFOLIO'S SERVICE SHARES FROM DECEMBER 31, 2000 (INCEPTION DATE OF SERVICE SHARES) TO DECEMBER 31, 2002 (BLENDED PERFORMANCE FIGURES). THE BLENDED PERFORMANCE FIGURES HAVE NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE SERVICE SHARES. IF THESE EXPENSES HAD BEEN REFLECTED, THE BLENDED PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE PORTFOLIO FEES AND EXPENSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE, WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                        The Portfolio 7

STATEMENT OF INVESTMENTS
December 31, 2002



COMMON STOCKS--97.7%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
APPAREL--.8%

Christian Dior                                                                                   80,000                2,693,367

Polo Ralph Lauren                                                                               150,000  (a)           3,264,000

                                                                                                                       5,957,367

AUTOMOBILES & COMPONENTS--.3%

Ford Motor                                                                                      275,094  (b)           2,558,374

BANKING--3.3%

Bank of America                                                                                 150,108               10,443,013

SunTrust Banks                                                                                  275,000               15,653,000

                                                                                                                      26,096,013

CAPITAL GOODS--6.3%

Emerson Electric                                                                                180,000                9,153,000

General Electric                                                                              1,125,000               27,393,750

Honeywell International                                                                         270,000                6,480,000

Rockwell Collins                                                                                280,000                6,512,800

                                                                                                                      49,539,550

DIVERSIFIED FINANCIALS--11.4%

American Express                                                                                330,000               11,665,500

Citigroup                                                                                       620,124               21,822,164

Federal Home Loan Mortgage                                                                      260,000  (b)          15,353,000

Federal National Mortgage Association                                                           360,000               23,158,800

JPMorgan Chase Bank                                                                             475,000               11,400,000

Merrill Lynch                                                                                   160,000                6,072,000

                                                                                                                      89,471,464

ENERGY--10.9%

BP, ADR                                                                                         460,000               18,699,000

ChevronTexaco                                                                                   210,000               13,960,800

Exxon Mobil                                                                                   1,235,664               43,174,100

Royal Dutch Petroleum, ADR                                                                      212,000                9,332,240

                                                                                                                      85,166,140

FOOD & DRUGS RETAILING--2.5%

Walgreen                                                                                        670,000               19,557,300

FOOD, BEVERAGE & TOBACCO--15.1%

Anheuser-Busch Cos.                                                                             200,000                9,680,000

Coca-Cola                                                                                       520,000  (b)          22,786,400

Kraft Foods                                                                                     250,000                9,732,500

Nestle, ADR                                                                                     300,000               15,956,250

PepsiCo                                                                                         480,000               20,265,600

8

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FOOD, BEVERAGE & TOBACCO (CONTINUED)

Philip Morris Cos.                                                                              975,000               39,516,750

J. M. Smucker                                                                                     4,400                  175,164

                                                                                                                     118,112,664

HEALTH CARE--16.2%

Abbott Laboratories                                                                             370,000               14,800,000

Johnson & Johnson                                                                               575,000               30,883,250

Lilly (Eli)                                                                                     260,000               16,510,000

Merck & Co.                                                                                     400,000               22,644,000

Pfizer                                                                                        1,300,000               39,741,000

Roche Holding, ADR                                                                               33,000                2,306,906

                                                                                                                     126,885,156

HOTELS RESTAURANTS & LEISURE--.7%

McDonald's                                                                                      360,000                5,788,800

HOUSEHOLD & PERSONAL PRODUCTS--4.7%

Colgate-Palmolive                                                                               180,000                9,437,400

Estee Lauder Cos, Cl. A                                                                         150,000                3,960,000

Procter & Gamble                                                                                275,000               23,633,500

                                                                                                                      37,030,900

INSURANCE--6.1%

American International Group                                                                    199,220               11,524,877

Berkshire Hathaway, Cl. A                                                                           220  (a)          16,005,000

Berkshire Hathaway, Cl. B                                                                            15  (a)              36,345

Marsh & McLennan Cos.                                                                           430,000               19,870,300

                                                                                                                      47,436,522

MEDIA--4.6%

AOL Time Warner                                                                                 275,000  (a)           3,602,500

Fox Entertainment Group, Cl. A                                                                  250,000  (a)           6,482,500

McGraw-Hill Cos.                                                                                275,000               16,621,000

News Corp, ADR                                                                                    5,000                  131,250

Viacom, Cl. B                                                                                   225,000  (a)           9,171,000

                                                                                                                      36,008,250

RETAILING--4.3%

Target                                                                                          270,000                8,100,000

Wal-Mart Stores                                                                                 500,000               25,255,000

                                                                                                                      33,355,000

SOFTWARE & SERVICES--2.3%

Microsoft                                                                                       350,000  (a)          18,095,000

                                                                                                                 The Portfolio  9

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY HARDWARE & EQUIPMENT--4.8%

Intel                                                                                         1,300,000               20,241,000

International Business Machines                                                                 220,000               17,050,000

                                                                                                                      37,291,000

TELECOMMUNICATION SERVICES--2.1%

BellSouth                                                                                       275,000                7,114,250

SBC Communications                                                                              274,544                7,442,888

Verizon Communications                                                                           50,000                1,937,500

                                                                                                                      16,494,638

TRANSPORTATION--1.3%

United Parcel Service, Cl. B                                                                    167,700               10,578,516

TOTAL COMMON STOCKS

   (cost $786,717,453)                                                                                               765,422,654
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--1.0%
------------------------------------------------------------------------------------------------------------------------------------

AUTOMOBILES & COMPONENTS--.5%

Ford Motor Capital Trust II, Conv., 6.50%                                                       100,000                4,085,000

MEDIA--.5%

News, ADS, Cum., $.4428                                                                         175,000                3,963,750

TOTAL PREFERRED STOCKS
   (cost $9,386,056)                                                                                                   8,048,750
------------------------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENTS--1.2%
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                     3,084,333  (c)           3,084,333

Dreyfus Institutional Cash Advantage Plus Fund                                                3,084,333  (c)           3,084,333

Dreyfus Institutional Preferred Plus Money Market Fund                                        3,084,334  (c)           3,084,334

TOTAL OTHER INVESTMENTS

   (cost $9,253,000)                                                                                                   9,253,000

10

INVESTMENT OF CASH COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------------

   FOR SECURITIES LOANED--.7%                                                                    Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred Money Market Fund
   (cost $5,695,640)                                                                          5,695,640                5,695,640
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $811,052,149)                                                             100.6%             788,420,044

LIABILITIES, LESS CASH AND RECEIVABLES                                                              (.6%)             (5,141,669)

NET ASSETS                                                                                        100.0%             783,278,375

(A)  NON-INCOME PRODUCING.

(B)  ALL OR A PORTION OF THESE SECURITIES ARE ON LOAN. AT DECEMBER 31, 2002, THE
     MARKET VALUE OF THE  PORTFOLIO'S  SECURITIES ON LOAN IS $5,423,159  AND THE
     TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE PORTFOLIO IS $5,695,640.

C    INVESTMENTS IN AFFILIATED MONEY MARKET FUND--SEE NOTE 3(D).



SEE NOTES TO FINANCIAL STATEMENTS.


                                                            The Portfolio 11


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

                                                              Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments
   (including securities loaned valued at $5,423,159)  811,052,149  788,420,044

Cash                                                                    180,836

Dividends and interest receivable                                     1,523,472

Receivable for shares of Beneficial Interest subscribed                 926,861

Prepaid expenses                                                         19,695

                                                                    791,070,908
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           315,007

Due to Fayez Sarofim & Co.                                              215,856

Liability for securities loaned--Note 1(c)                            5,695,640

Payable for shares of Beneficial Interest redeemed                    1,490,830

Accrued expenses                                                         75,200

                                                                      7,792,533
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      783,278,375
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     842,035,303

Accumulated undistributed investment income--net                        171,134

Accumulated net realized gain (loss) on investments                 (36,321,871)

Accumulated net unrealized appreciation (depreciation)

  on investments and foreign currency transactions                  (22,606,191)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      783,278,375

NET ASSET VALUE PER SHARE

                                                  Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                      722,706,414     60,571,961

Shares Outstanding                                   25,106,743      2,109,763
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                            28.79          28.71

SEE NOTES TO FINANCIAL STATEMENTS.


12

STATEMENT OF OPERATIONS

Year Ended December 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $124,058 foreign taxes withheld at source)   16,496,124

Interest                                                               274,394

Income from securities lending                                           9,551

TOTAL INCOME                                                        16,780,069

EXPENSES:

Investment advisory fee--Note 3(a)                                   3,773,879

Sub-investment advisory fee--Note 3(a)                               2,873,880

Distribution fees--Note 3(b)                                           129,224

Prospectus and shareholders' reports                                    74,828

Trustees' fees and expenses--Note 3(c)                                  70,120

Custodian fees--Note 3(b)                                               66,257

Professional fees                                                       47,118

Shareholder servicing costs--Note 3(b)                                  39,834

Loan commitment fees--Note 2                                            12,117

Interest expense--Note 2                                                10,818

Miscellaneous                                                              580

TOTAL EXPENSES                                                       7,098,655

INVESTMENT INCOME--NET                                               9,681,414
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (27,979,711)

Net unrealized appreciation (depreciation) on

  investments and foreign currency transactions                   (151,359,434)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (179,339,145)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (169,657,731)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio 13


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                            ------------------------------------

                                                     2002                 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          9,681,414            7,937,840

Net realized gain (loss) on investments       (27,979,711)          (8,342,146)

Net unrealized appreciation
   (depreciation) on investments             (151,359,434)         (94,903,262)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                 (169,657,731)         (95,307,568)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                 (8,946,481)          (7,746,030)

Service shares                                   (621,059)            (239,642)

TOTAL DIVIDENDS                                (9,567,540)          (7,985,672)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                427,717,878          167,390,857

Service shares                                 43,495,934           37,645,027

Dividends reinvested:

Initial shares                                  8,946,481            7,746,030

Service shares                                    621,059              239,642

Cost of shares redeemed:

Initial shares                               (443,174,541)        (184,529,949)

Service shares                                 (8,270,390)          (1,744,457)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS            29,336,421           26,747,150

TOTAL INCREASE (DECREASE) IN NET ASSETS      (149,888,850)         (76,546,090)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           933,167,225        1,009,713,315

END OF PERIOD                                 783,278,375          933,167,225

Undistributed investment income--net              171,134               57,260

14

                                                     Year Ended December 31,
                                              ----------------------------------

                                                     2002                 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                    12,639,241            4,664,530

Shares issued for dividends reinvested            305,917              224,305

Shares redeemed                               (13,500,595)          (5,178,837)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (555,437)            (290,002)
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                     1,344,961            1,064,634

Shares issued for dividends reinvested             21,304                6,956

Shares redeemed                                  (277,641)             (50,464)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,088,624            1,021,126

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio 15


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                                                      Year Ended December 31,
                                                            ------------------------------------------------------------------------

INITIAL SHARES                                                   2002          2001            2000             1999           1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                            34.98         38.91           39.87            36.11          27.91

Investment Operations:

Investment income--net                                            .36(a)        .30(a)          .27(a)           .25(a)         .20

Net realized and unrealized
   gain (loss) on investments                                   (6.19)        (3.93)           (.52)            3.88           8.21

Total from Investment Operations                                (5.83)        (3.63)           (.25)            4.13           8.41

Distributions:

Dividends from investment
   income--net                                                   (.36)         (.30)           (.26)            (.22)          (.20)

Dividends from net realized
   gain on investments                                             --            --            (.45)            (.01)          (.01)

Dividends in excess of net realized

   gain on investments                                             --            --              --             (.14)            --

Total Distributions                                              (.36)         (.30)           (.71)            (.37)          (.21)

Net asset value, end of period                                  28.79         34.98           38.91            39.87          36.11
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (16.71)        (9.31)           (.65)           11.46          30.22
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                          .78           .78             .78              .78            .80

Ratio of interest expense
   and loan commitment fees

   to average net assets                                          .00(b)        .00(b)          .00(b)           .00(b)         .01

Ratio of net investment income

   to average net assets                                         1.10           .84             .67              .64            .84

Portfolio Turnover Rate                                          6.61          4.19            6.15             3.87           1.34
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         722,706       897,535       1,009,713        1,027,797        673,835

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN .01%.


SEE NOTES TO FINANCIAL STATEMENTS.

16



                                                                                               Year Ended December 31,
                                                                                    ------------------------------------------------

SERVICE SHARES                                                                         2002            2001            2000(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                                  34.89           38.91           38.91

Investment Operations:

Investment income--net                                                                  .29(b)          .18(b)           --

Net realized and unrealized
   gain (loss) on investments                                                         (6.17)          (3.94)             --

Total from Investment Operations                                                      (5.88)          (3.76)             --

Distributions:

Dividends from investment income--net                                                  (.30)           (.26)             --

Net asset value, end of period                                                        28.71           34.89           38.91
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                     (16.89)          (9.63)             --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                1.02            1.10              --

Ratio of net investment income

   to average net assets                                                                .91             .53              --

Portfolio Turnover Rate                                                                6.61            4.19            6.15
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                60,572          35,632               1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio 17


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, operating as a series company currently offering twelve series, including the Appreciation Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Fayez Sarofim & Co. ("Sarofim") serves as the portfolio's sub-investment adviser.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last

18

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings

                                                               The Portfolio 19

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

credits of $629 during the period ended December 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The portfolio may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus as shown in the portfolio's Statement of Investments. The portfolio will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the portfolio would bear the risk of delay in recovery of, or loss of rights in, the securities loaned
should   a  borrower  fail  to  return  the  securities  in  a  timely  manner.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $171,134, accumulated capital losses $29,611,332 and unrealized depreciation

20

$22,606,205. In addition, the portfolio had $6,710,525 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, $6,595,648 of the carryover expires in fiscal 2009 and $23,015,684 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2002 and December 31, 2001, respectively, were as follows: ordinary income $9,567,540 and $7,985,672.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio at rates based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended December 31, 2002 was approximately $497,800, with a related weighted average annualized interest rate of 2.17%.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is based on the value of the portfolio's average daily net assets and is computed at the following annual rates: .55 of 1% of the first $150 million; .50 of 1% of the next $150 million; and .375 of 1% over $300 million. The fee is payable monthly. Pursuant to

                                                               The Portfolio 21

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

a Sub-Investment Advisory Agreement between Dreyfus and Sarofim, the sub-investment advisory fee is based upon the value of the portfolio's average daily net assets and is computed at the following annual rates: .20 of 1% of the first $150 million; .25 of 1% of the next $150 million; and .375 of 1% over $300 million. The fee is payable monthly.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2002, Service shares were charged $129,224 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2002, the portfolio was charged $762 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement to provide custodial services for the portfolio. During the period ended December 31, 2002, the portfolio was charged $66,257 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees

22

are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) Commencing June 13, 2002, pursuant to an exemptive order from the Securities and Exchange Commission, the portfolio may invest its available cash in affiliated money market funds as shown in the fund's Statement of Investments. Management fees are not charged to these accounts. During the period ended
December 31, 2002, the portfolio derived $76,541 in income from these investments, which is included in dividend income in the portfolio's Statement of Operations.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2002, amounted to $100,371,172 and $57,097,348, respectively.

At December 31, 2002, the cost of investments for federal income tax purposes was $811,052,163; accordingly, accumulated net unrealized depreciation on investments was $22,632,119, consisting of $66,949,951 gross unrealized appreciation and $89,582,070 gross unrealized depreciation.

                                                        The Portfolio 23

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Variable Investment Fund, Appreciation Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Appreciation Portfolio (one of the funds comprising Dreyfus Variable Investment Fund) as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Appreciation Portfolio at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

New York, New York

February 7, 2003

24

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2002 as qualifying for the corporate dividends received deduction.

                                                        The Portfolio 25

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

David P. Feldman (63)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* 59 Wall Street Mutual Funds Group (11 Funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 53

                              --------------

James F. Henry (72)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President, CPR Institute for Dispute Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation (Retired 2001).

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

Rosalind Gersten Jacobs (77)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Merchandise and marketing consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 37

26

Dr. Paul A. Marks (76)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and Chief Executive Officer of Memorial Sloan-Kettering Cancer Center (Retired 1999)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Pfizer, Inc., a pharmaceutical company, President-Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

Dr. Martin Peretz (63)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Editor-in-Chief of The New Republic Magazine

* Lecturer in Social Studies at Harvard University

* Co-Chairman of TheStreet.com, a financial daily on the web

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Academy for Liberal Education, an accrediting agency for colleges and universities certified by the U.S. Department of Education, Director

* Digital Learning Group, LLC., an online publisher of college textbooks, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

Bert W. Wasserman (70)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Financial Consultant

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Malibu Entertainment International, Inc., Director

* Lillian Vernon Corporation, Director

* PSC, Inc., a leading provider of mobile and wireless systems, retail automation solutions and automated data collection products, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER

IRVING KRISTOL, EMERITUS BOARD MEMBER

                                                        The Portfolio 27

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 94 investment companies (comprised of 188 portfolios) managed by Dreyfus. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 57 years old and has been an employee of Dreyfus since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and Director of Dreyfus, and an officer of 94 investment companies (comprised of 188 portfolios) managed by Dreyfus. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 49 years old and has been an employee of Dreyfus since January 2000. Prior to joining Dreyfus, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of Dreyfus, and an officer of 95 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 56 years old and has been an employee of Dreyfus since June 1977

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 42 years old and has been an employee of Dreyfus since October 1991.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 19 investment companies (comprised of 40 portfolios) managed by Dreyfus. He is 50 years old and has been an employee of Dreyfus since May 1986.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 95 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 53 years old and has been an employee of Dreyfus since July 1980

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of Dreyfus, and an officer of 95 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Treasury Manager of Dreyfus, and an officer of 37 investment companies (comprised of 78 portfolios) managed by Dreyfus. He is 40 years old and has been an employee of Dreyfus since August 1984.

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Taxable Fixed Income Funds of Dreyfus, and an officer of 18 investment companies (comprised of 77 portfolios) managed by Dreyfus. He is 34 years old and has been an employee of Dreyfus since November 1992.

28

ROBERT S. ROBOL, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of Dreyfus, and an officer of 28 investment companies (comprised of 119 portfolios) managed by Dreyfus. He is 38 years old and has been an employee of Dreyfus since October 1988.

ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of Dreyfus, and an officer of 28 investment companies (comprised of 119 portfolios) managed by Dreyfus. He is 35 years old and has been an employee of Dreyfus since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of Dreyfus, and an officer of 95 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 48 years old and has been an employee of Dreyfus since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 199 portfolios) managed by Dreyfus. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                        The Portfolio 29

                  For More Information

                        Dreyfus Variable
                        Investment Fund,
                        Appreciation Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Advisor

                        Fayez Sarofim & Co.
                        Two Houston Center
                        Suite 2907
                        Houston, TX 77010

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call
1-800-554-4611 or
516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2003 Dreyfus Service Corporation                                  112AR1202


      Dreyfus Variable
      Investment Fund,
      Balanced Portfolio

      ANNUAL REPORT December 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Portfolio Performance

                             8   Statement of Investments

                            16   Statement of Financial Futures

                            17   Statement of Assets and Liabilities

                            18   Statement of Operations

                            19   Statement of Changes in Net Assets

                            21   Financial Highlights

                            23   Notes to Financial Statements

                            30   Report of Independent Auditors

                            31   Important Tax Information

                            32   Board Members Information

                            34   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,
                                                             Balanced Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Variable Investment Fund, Balanced Portfolio, covering the 12-month period from January 1, 2002 through December 31, 2002. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with Douglas D. Ramos, CFA, who manages the equity component of the portfolio, and Gerald E. Thunelius, Director of the Dreyfus Taxable Fixed Income Team that manages the fixed-income component of the portfolio.

In 2002, investors witnessed the third consecutive year of bond market gains and stock market losses, and balanced funds continued to help investors avoid the full brunt of the stock market' s declines. In an environment roiled by allegations of corporate scandal, a lackluster economy and the threat of war, investors flocked to high-quality, fixed-income securities. Declining interest rates and heightened investor demand drove most bond prices higher. Stocks, however, were down dramatically since their peak in mid-2000. Nearly every major industry group, capitalization range and investment style suffered losses in 2002, leaving few shelters from the storm.

Will bonds continue to perform better than stocks in 2003? No one can know for sure. In both markets, we believe that sector allocation and security selection will be key in 2003, requiring intensive research to find the most compelling opportunities. In the meantime, we continue to encourage you to maintain a long-term perspective and an ongoing dialogue with your financial advisor. Investors with the patience and discipline to weather today's market uncertainty may reap the potential benefits of the better economic times that we believe lie ahead.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter

Chairman and Chief Executive Officer

The Dreyfus Corporation

January 15, 2003


2

DISCUSSION OF PERFORMANCE

Douglas D. Ramos, CFA, Portfolio Manager

Gerald E. Thunelius, Director, Dreyfus Taxable Fixed Income Tea

How did Dreyfus Variable Investment Fund, Balanced Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2002, the portfolio's total return was -15.48% for its Initial shares and -15.63% for its Service shares.(1) In comparison, the portfolio's benchmark, a hybrid index composed of 60% Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and 40% Lehman Brothers Intermediate Government/Credit Bond Index ("Lehman Gov't/Credit Bond Index"), provided a total return of -9.32% for the same period.(2)

We attribute these results primarily to a generally negative investment environment for stocks during a reporting period in which the portfolio emphasized stocks over bonds. The portfolio produced lower returns than its benchmark due to a combination of asset allocation and security selection in the equity and fixed-income sectors in which we focused on industries and issuers that we believed were positioned to benefit from an economic recovery.

What is the portfolio's investment approach?

The portfolio seeks to provide investment results that are greater than the total return performance of common stocks and bonds represented by a hybrid index, 60% of which is the S& P 500 Index and 40% of which is the Lehman Gov't/Credit Bond Index.

The portfolio is a balanced portfolio, with an allocation under normal circumstances of approximately 60% stocks and 40% bonds. However, the portfolio is permitted to invest up to 75%, and as little as 40%, of its total assets in stocks, and up to 60%, and as little as 25%, of its total assets in bonds.

When allocating assets between stocks and bonds, we assess the relative returns and risks of each asset class using a model that analyzes several

                                                            The Portfolio 3



DISCUSSION OF PERFORMANCE (CONTINUED)

factors,   including   interest-rate-adjusted   price-to-earnings   ratios,  the
valuation and volatility levels of stocks relative to bonds and economic factors, such as interest rates. In selecting stocks, we use a valuation model to identify and rank stocks within an industry or sector based on how a stock is priced relative to its perceived intrinsic worth, sustainability or growth of earnings and financial profile. We then use fundamental analysis to select what we believe are the most attractive securities.

When choosing bonds, the portfolio managers review economic, market and other factors, leading to valuations by sector, maturity and quality. The portfolio's bond component consists primarily of domestic bonds issued by corporations or governments and rated investment grade or considered to be of comparable quality by Dreyfus.

What other factors influenced the portfolio's performance?

The prospect of improving U.S. economic conditions led us to concentrate a relatively high percentage of the portfolio's assets in stocks compared to the benchmark. However, stock prices suffered due to sluggish corporate earnings growth, a series of corporate earnings scandals, the war on terrorism and a potential war with Iraq.

When the reporting period began, the portfolio emphasized stocks in consumer and technology sectors that historically have benefited from improving economic fundamentals. However, these sectors were hurt by the market's general aversion to risk during a period of heightened political and economic uncertainty. In the consumer area, declines among multi-line retailers such as Sears, and cable stocks such as Charter, undermined performance. In technology, relatively good individual stock selections such as Dell Computer were unable to compensate for the portfolio' s relatively heavy exposure to this sharply declining group. On the other hand, good performance among energy exploration and production companies, such as XTO Energy, and health care service providers, such as WellPoint Health Networks, contributed positively to the portfolio's performance.

On the fixed-income side, we generally emphasized U.S. Treasury securities, which ranked among the bond market' s best performers for the

4

year. This overweighted position benefited the portfolio's overall performance as demand for high-quality bonds surged and interest rates trended lower. The portfolio also held slightly more investment-grade corporate bonds than the fixed-income portion of the blended benchmark. However, despite a rally near year-end, the reporting period' s political and economic shocks hurt most corporate bonds, detracting from the portfolio's otherwise strong fixed-income performance.

What is the portfolio's current strategy?

We believe that current conditions and trends favor a gradual acceleration of economic growth. Accordingly, as of the end of the reporting period the portfolio continues to emphasize stocks over bonds. Among stocks, we have found a relatively large percentage of attractive investments in the technology and energy areas, and relatively fewer in the traditionally defensive consumer staples, industrials and utilities groups.

Among bonds, we have generally maintained our focus on securities with high levels of credit quality. However, because of low prevailing yields on U.S. Treasury securities, we have shifted some assets to higher-yielding U.S. government agency securities. In addition, we have maintained the portfolio's modestly heavy exposure to corporate bonds, which we believe represent attractive values at current price levels.

January 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER, INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF GOVERNMENT AND CORPORATE BOND MARKET PERFORMANCE COMPOSED OF U.S. GOVERNMENT, TREASURY AND AGENCY SECURITIES, FIXED-INCOME SECURITIES AND NONCONVERTIBLE INVESTMENT-GRADE CORPORATE DEBT, WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                        The Portfolio 5

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable
Investment Fund, Balanced Portfolio Initial shares and Service shares with the
Standard & Poor's 500 Composite Stock Price Index, the Lehman Brothers
Intermediate Government/Credit Bond Index and a Hybrid Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/02

                                                            Inception                                                From

                                                              Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

INITIAL SHARES                                               5/1/97           (15.48)%            (0.29)%            2.77%

SERVICE SHARES                                               5/1/97           (15.63)%            (0.36)%            2.71%

THE DATA FOR SERVICE SHARES PRIMARILY REPRESENTS THE RESULTS OF INITIAL SHARES. ACTUAL SERVICE SHARES' AVERAGE ANNUAL TOTAL RETURN AND HYPOTHETICAL GROWTH RESULTS WOULD HAVE BEEN LOWER. SEE NOTES BELOW.

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE PORTFOLIO'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

6

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL AND SERVICE SHARES OF DREYFUS VARIABLE INVESTMENT FUND, BALANCED PORTFOLIO ON 5/1/97 (INCEPTION DATE OF INITIAL SHARES) TO A $10,000 INVESTMENT MADE IN EACH OF THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "S&P 500 INDEX"), THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX (THE "LEHMAN INDEX") AND A HYBRID INDEX ON THAT DATE. THE HYBRID INDEX IS CALCULATED ON A YEAR-TO-YEAR BASIS.

THE PORTFOLIO'S INITIAL SHARES ARE NOT SUBJECT TO A RULE 12B-1 FEE. THE PORTFOLIO'S SERVICE SHARES ARE SUBJECT TO A 0.25% ANNUAL RULE 12B-1 FEE. THE PERFORMANCE FIGURES FOR SERVICE SHARES REFLECT THE PERFORMANCE OF THE PORTFOLIO'S INITIAL SHARES FROM THEIR INCEPTION DATE THROUGH DECEMBER 30, 2000, AND THE PERFORMANCE OF THE PORTFOLIO'S SERVICE SHARES FROM DECEMBER 31, 2000 (INCEPTION DATE OF SERVICE SHARES) TO DECEMBER 31, 2002 (BLENDED PERFORMANCE FIGURES). THE PERFORMANCE FIGURES FOR EACH SHARE CLASS REFLECT CERTAIN EXPENSE REIMBURSEMENTS, WITHOUT WHICH THE PERFORMANCE OF EACH SHARE CLASS WOULD HAVE BEEN LOWER. IN ADDITION, THE BLENDED PERFORMANCE FIGURES HAVE NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE SERVICE SHARES. IF THESE EXPENSES HAD BEEN REFLECTED, THE BLENDED PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE PORTFOLIO FEES AND EXPENSES (AFTER ANY EXPENSE REIMBURSEMENTS). THE S&P 500 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE LEHMAN INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF GOVERNMENT AND CREDIT BOND MARKET PERFORMANCE COMPOSED OF U.S. GOVERNMENT, TREASURY AND AGENCY SECURITIES, FIXED-INCOME SECURITIES AND NONCONVERTIBLE INVESTMENT-GRADE CORPORATE DEBT, WITH AN AVERAGE MATURITY OF 1-10 YEARS. THE INDICES DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE HYBRID INDEX IS COMPOSED OF 60% S&P 500 INDEX AND 40% LEHMAN INDEX. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                        The Portfolio 7


December 31, 2002

STATEMENT OF INVESTMENTS

COMMON STOCKS--64.1%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER DISCRETIONARY--8.8%

AOL Time Warner                                                                                  34,500  (a)             451,950

CDW Computer Centers                                                                              6,000  (a)             263,100

Carnival                                                                                         21,500                  536,425

Clear Channel Communications                                                                     12,000  (a)             447,480

Comcast, Cl. A                                                                                   13,537  (a)             319,067

General Motors                                                                                    5,000                  184,300

Home Depot                                                                                       15,700                  376,172

Jones Apparel Group                                                                              12,900  (a)             457,176

Lamar Advertising                                                                                10,000  (a)             336,500

Liberty Media, Cl. A                                                                             32,000  (a)             286,080

Lowe's Cos.                                                                                       6,200                  232,500

Staples                                                                                          17,000  (a)             311,100

Target                                                                                           21,300                  639,000

USA Interactive                                                                                  16,400  (a)             374,904

Viacom, Cl. B                                                                                    23,000  (a)             937,480

Wal-Mart Stores                                                                                  24,200                1,222,342

Westwood One                                                                                      6,700  (a)             250,312

                                                                                                                       7,625,888

CONSUMER STAPLES--4.5%

Coca-Cola                                                                                         9,200                  403,144

Colgate-Palmolive                                                                                 4,000                  209,720

Kimberly-Clark                                                                                    7,300                  346,531

Kraft Foods, Cl. A                                                                               17,000                  661,810

PepsiCo                                                                                          16,300                  688,186

Philip Morris Cos.                                                                               15,000                  607,950

Procter & Gamble                                                                                 11,600                  996,904

                                                                                                                       3,914,245

ENERGY--5.5%

Anadarko Petroleum                                                                               20,000                  958,000

ChevronTexaco                                                                                     4,600                  305,808

Exxon Mobil                                                                                      42,400                1,481,456

Ocean Energy                                                                                     27,000                  539,190

Schlumberger                                                                                     15,000                  631,350

Transocean                                                                                       10,000                  232,000

XTO Energy                                                                                       27,000                  666,900

                                                                                                                       4,814,704
8

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIALS--13.1%

American Express                                                                                 11,000                  388,850

American International Group                                                                     23,200                1,342,120

Bank of America                                                                                  20,900                1,454,013

Bank of New York                                                                                 10,300                  246,788

Bank One                                                                                          8,000                  292,400

Citigroup                                                                                        40,900                1,439,271

Countrywide Financial                                                                             6,000                  309,900

Fannie Mae                                                                                       11,200                  720,496

FleetBoston Financial                                                                            15,000                  364,500

Freddie Mac                                                                                      14,000                  826,700

Goldman Sachs Group                                                                               2,700                  183,870

Household International                                                                          10,000                  278,100

J.P. Morgan Chase & Co.                                                                           7,700                  184,800

MBNA                                                                                             29,250                  556,335

Marsh & McLennan Cos.                                                                             8,000                  369,680

Morgan Stanley                                                                                   12,000                  479,040

St. Paul Cos.                                                                                     8,700                  296,235

Travelers Property Casualty, Cl. A                                                               29,767                  436,087

Travelers Property Casualty, Cl. B                                                                3,630                   53,179

Wells Fargo & Co.                                                                                17,400                  815,538

XL Capital, Cl. A                                                                                 5,000                  386,250

                                                                                                                      11,424,152

HEALTH CARE--8.7%

Abbott Laboratories                                                                              11,500                  460,000

Amgen                                                                                            10,600  (a)             512,404

Anthem                                                                                            5,000  (a)             314,500

Bard (C.R.)                                                                                       5,000                  290,000

Bristol-Myers Squibb                                                                             10,500                  243,075

HCA                                                                                              15,000                  622,500

Johnson & Johnson                                                                                12,100                  649,891

Lilly(Eli) & Co.                                                                                  7,000                  444,500

Merck & Co.                                                                                      14,200                  803,862

Pfizer                                                                                           49,900                1,525,443

Pharmacia                                                                                        11,000                  459,800

Teva Pharmaceutical Industries, ADR                                                              10,000                  386,100

                                                                                                                    The Portfolio 9

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

WellPoint Health Networks                                                                         6,200  (a)             441,192

Wyeth                                                                                            10,000                  374,000

                                                                                                                       7,527,267

INDUSTRIALS--6.2%

Boeing                                                                                            9,000                  296,910

Caterpillar                                                                                       7,000                  320,040

Danaher                                                                                           7,000                  459,900

Emerson Electric                                                                                  6,000                  305,100

First Data                                                                                       11,000                  389,510

General Dynamics                                                                                  3,600                  285,732

General Electric                                                                                 70,800                1,723,980

L-3 Communications Holdings                                                                       4,600  (a)             206,586

Masco                                                                                            11,000                  231,550

Raytheon                                                                                          9,000                  276,750

3M                                                                                                2,200                  271,260

Tyco International                                                                               17,000                  290,360

United Technologies                                                                               4,800                  297,312

                                                                                                                       5,354,990

INFORMATION TECHNOLOGY--11.3%

Accenture, Cl. A                                                                                 19,000  (a)             341,810

Altera                                                                                           10,000  (a)             123,400

Analog Devices                                                                                   10,000  (a)             238,700

Applied Materials                                                                                10,000  (a)             130,300

Cisco Systems                                                                                    53,400  (a)             699,540

Computer Sciences                                                                                10,000  (a)             344,500

Dell Computer                                                                                    26,100  (a)             697,914

Hewlett-Packard                                                                                  29,727                  516,061

Intel                                                                                            55,600                  865,692

International Business Machines                                                                  15,700                1,216,750

Jabil Circuit                                                                                    20,000  (a)             358,400

Micron Technology                                                                                18,000  (a)             175,320

Microsoft                                                                                        46,300  (a)           2,393,710

Motorola                                                                                         41,000                  354,650

National Semiconductor                                                                           14,000  (a)             210,140

Nokia, ADR                                                                                       18,000                  279,000

Oracle                                                                                           51,500  (a)             556,200

10

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INFORMATION TECHNOLOGY (CONTINUED)

Teradyne                                                                                         14,000  (a)             182,140

Texas Instruments                                                                                10,000                  150,100

                                                                                                                       9,834,327

MATERIALS--2.7%

Air Products & Chemicals                                                                          5,000                  213,750

Alcoa                                                                                            11,100                  252,858

Dow Chemical                                                                                     13,000                  386,100

International Paper                                                                              11,000                  384,670

PPG Industries                                                                                    7,000                  351,050

Praxair                                                                                           7,300                  421,721

Weyerhaeuser                                                                                      6,000                  295,260

                                                                                                                       2,305,409

TELECOMMUNICATION SERVICES--2.4%

BellSouth                                                                                        14,600                  377,702

SBC Communications                                                                               35,100                  951,561

Verizon Communications                                                                           20,000                  775,000

                                                                                                                       2,104,263

UTILITIES--.9%

Exelon                                                                                            6,000                  316,620

Progress Energy                                                                                   5,000                  216,750

TXU                                                                                              13,600                  254,048

                                                                                                                         787,418

TOTAL COMMON STOCKS

   (cost $65,034,437)                                                                                                 55,692,663
------------------------------------------------------------------------------------------------------------------------------------

                                                                                             Principal
BONDS AND NOTES--36.7%                                                                       Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AEROSPACE & DEFENSE--.5%

Boeing Capital, Sr. Notes,

   5.75%, 2/15/2007                                                                             203,000                  214,691

Goodrich (BF), Notes,

   7%, 4/15/2038                                                                                220,000                  196,648

                                                                                                                         411,339

AIRLINES--.2%

Continental Airlines, Pass-Through Trust Ctfs.:

   Ser. 1999-1, Cl. A, 6.545%, 2/2/2019                                                          75,334                   65,420

   Ser. 2000-2, Cl. A1, 7.707%, 4/2/2021                                                         92,096                   80,991

                                                                                                                         146,411

                                                                                            The Portfolio 11

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED CERTIFICATES--1.9%

Countrywide:

   Ser. 2002-S2, Cl. A5, 5.478%, 1/25/2017                                                      444,000                  460,788

   Ser. 2002-S3, Cl. A2, 3.604%, 6/25/2017                                                      900,000                  903,937

MBNA Credit Card Master Note Trust,

   Ser. 2002-C1, Cl. C1, 6.80%, 7/15/2014                                                       305,000                  311,405

                                                                                                                       1,676,130

AUTO MANUFACTURING--.6%

Ford Motor, Notes,

   7.45%, 7/16/2031                                                                              49,000                  42,738

Ford Motor Credit:

  Bonds,

      7.375%, 2/1/2011                                                                          196,000                  190,873

   Notes,

      7.875%, 6/15/2010                                                                         105,000                  105,805

General Motors Acceptance Corp., Bonds,

   8%, 11/1/2031                                                                                187,000                  188,548

                                                                                                                         527,964

BANKING--.6%

Bank of America, Sr. Notes,

   4.875%, 9/15/2012                                                                            135,000                  136,719

Citigroup, Sub. Notes,

   5.625%, 8/27/2012                                                                            135,000                  142,215

HSBC Holdings, Sub. Notes,

   5.25%, 12/12/2012                                                                            260,000                  267,009

                                                                                                                         545,943

CABLE & MEDIA--.4%

TCI Communication Financing III, Gtd. Notes,

   9.65%, 3/31/2027                                                                             253,000                  233,039

Viacom, Gtd. Notes,

   6.625%, 5/15/2011                                                                             74,000                   83,774

                                                                                                                         316,813

CONSUMER PRODUCTS--.1%

Newell Rubbermaid, Notes,

   4.625%, 12/15/2009                                                                           100,000                  102,162

ELECTRONICS--.2%

Hewlett-Packard, Notes,

   5.75%, 12/15/2006                                                                            198,000                  212,968

FINANCE--.5%

General Electric Capital Corp., Notes,

   Ser. A, 5.45%, 1/15/2013                                                                     130,000                  135,296

12
                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Goldman Sachs Group, Notes,

   5.70%, 9/1/2012                                                                              135,000                  140,667

USA Education, Notes,

   Ser. A, 5.625%, 4/10/2007                                                                    135,000                  146,964

                                                                                                                         422,927

FOOD PROCESSOR--.1%

Tyson Foods, Notes,

   8.25%, 10/1/2011                                                                             105,000                  124,343

FOREST PRODUCTS & PAPER--.2%

Weyerhaeuser, Notes,

   6.75%, 3/15/2012                                                                             120,000                  131,067

HEALTH CARE--.4%

American Home Products, Notes,

   6.70%, 3/15/2011                                                                             279,000                  311,428

INFORMATION TECHNOLOGY--.2%

International Business Machines, Bonds,

   4.75%, 11/29/2012                                                                            170,000                  170,993

INSURANCE--.2%

Mercury General, Sr. Notes,

   7.25%, 8/15/2011                                                                              58,000                   62,820

MetLife, Sr. Notes,

   5.375%, 12/15/2012                                                                           110,000                  113,849

                                                                                                                         176,669

MINING & METALS--.3%

Alcoa, Notes,

   6%, 1/15/2012                                                                                137,000                  151,088

Codelco, Notes,

   6.375%, 11/30/2012                                                                           100,000  (b)             105,008

                                                                                                                         256,096

MORTGAGE BANKING--.4%

Countrywide Home Loan, Gtd. Notes,

   Ser. K, 5.625%, 5/15/2007                                                                    340,000                  364,024

PUBLISHING--.1%

Thomson, Bonds,

   5.75%, 2/1/2008                                                                              115,000                  125,177

RETAIL STORES--.1%

Fred Meyer, Gtd. Notes,

   7.375%, 3/1/2005                                                                              90,000                   97,742

                                                                                            The Portfolio 13

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                             Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

STRUCTURED INDEX--2.3%

Morgan Stanley Tracers, Notes,

   7.252%, 9/15/2011                                                                          1,760,000  (b,c)         1,973,303

TELECOMMUNICATIONS--.5%

British Telecommunications, Notes,

   8.125%, 12/15/2010                                                                           150,000                  180,158

Verizon Florida, Debs.,

   6.125%, 1/15/2013                                                                            143,000                  153,624

Verizon Global Funding, Notes,

   6.875%, 6/15/2012                                                                             84,000                   93,884

                                                                                                                         427,666

TOBACCO--.6%

Philip Morris Cos., Debs.,

   7.75%, 1/15/2027                                                                             218,000                  240,544

UST, Notes,

   6.625%, 7/15/2012                                                                            229,000  (b)             249,939

                                                                                                                         490,483

UTILITIES/GAS & ELECTRIC--.3%

Consolidated Edison Co. of New York, Debs.,

   4.875%, 2/1/2013                                                                             205,000                  208,254

Long Island Lighting, Debs.,

   8.20%, 3/15/2023                                                                              82,000                   85,761

                                                                                                                         294,015

U.S. GOVERNMENT & AGENCIES--26.0%

Federal Home Loan Bank, Bonds,

   5.75%, 5/15/2012                                                                             510,000                  571,200

Federal National Mortgage Association:

  Mortgage Backed:

      6.20%, 1/1/2011                                                                           657,256                  735,701

      6.88%, 2/1/2028                                                                           758,139                  855,750

      6%, 1/15/2029                                                                           4,400,000  (d)           4,548,500

      5.50%, 12/1/2032                                                                          770,000  (d)             785,400

   Notes:

      4.90%, 6/13/2007                                                                        1,800,000                1,931,492

Government National Mortgage Association I,

   6%, 1/15/2032                                                                              3,000,000  (d)           3,120,930

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                            500,000  (e)             606,752

U.S. Treasury Bonds,

   9.875%, 11/15/2015                                                                         1,250,000                1,930,075

14
                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCIES (CONTINUED)

U.S. Treasury Inflation Protection Securities,

   3.875%, 1/15/2009                                                                          2,131,000  (e)           2,621,195

U.S. Treasury Notes:

   7%, 7/15/2006                                                                              2,000,000                2,319,440

   3%, 11/15/2007                                                                             1,618,000                1,637,966

   6.50%, 2/15/2010                                                                             800,000                  956,496

                                                                                                                      22,620,897

TOTAL BONDS AND NOTES

   (cost $31,191,464)                                                                                                 31,926,560
------------------------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENTS--7.6%                                                                          Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                     2,197,333  (f)           2,197,333

Dreyfus Institutional Cash Advantage Plus Fund                                                2,197,333  (f)           2,197,333

Dreyfus Institutional Preferred Plus Money Market Fund                                        2,197,334  (f)           2,197,334

TOTAL OTHER INVESTMENTS

   (cost $6,592,000)                                                                                                   6,592,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                             Principal
SHORT-TERM INVESTMENTS--1.2%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS;

  1.17%, 3/20/2003

   (cost $997,454)                                                                            1,000,000  (g)             997,600
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $103,815,355)                                                             109.6%              95,208,823

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (9.6%)             (8,304,017)

NET ASSETS                                                                                        100.0%              86,904,806

(A) NON-INCOME PRODUCING.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT DECEMBER 31, 2002,
THESE SECURITIES AMOUNTED TO $2,328,250 OR 2.7% OF NET ASSETS.

(C)  SECURITY LINKED TO A PORTFOLIO OF INVESTMENT GRADE DEBT SECURITIES.

(D)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(E)  PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON
CHANGES IN THE CONSUMER PRICE INDEX.

(F)  INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS--SEE NOTE 3(D).

(G)  PARTIALLY HELD BY A BROKER AS COLLATERAL FOR OPEN FINANCIAL FUTURES
POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio 15


STATEMENT OF FINANCIAL FUTURES

December 31, 2002

                                                                                                                 Unrealized
                                                                   Market Value                                Appreciation/
                                                                     Covered by                                (Depreciation)
                                            Contracts              Contracts ($)           Expiration       at 12/31/2002 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

Standard & Poor's 500                              23                 5,053,675            March 2003                (47,437)

U.S. Agency 10 Year Notes                           6                   668,812            March 2003                  5,281

FINANCIAL FUTURES SHORT

U.S. Treasury 10 Year Notes                        28                 3,221,312            March 2003                  8,469

                                                                                                                     (33,687)

SEE NOTES TO FINANCIAL STATEMENTS.

16

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

                                                              Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments                        103,815,355   95,208,823

Receivable for investment securities sold                             1,627,396

Dividends and interest receivable                                       392,931

Receivable for futures variation margin--Note 4                          14,456

Prepaid expenses                                                            687

                                                                     97,244,293
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            62,811

Cash overdraft due to custodian                                           4,723

Payable for investment securities purchased                          10,038,421

Payable for shares of Beneficial Interest redeemed                      200,271

Loan commitment fees payable--Note 2                                        300

Accrued expenses                                                         32,961

                                                                     10,339,487
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       86,904,806
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     115,186,979

Accumulated undistributed investment income--net                        397,549

Accumulated net realized gain (loss) on investments                 (20,039,503)

Accumulated net unrealized appreciation (depreciation)
  on investments [including ($33,687) net unrealized
  (depreciation) on financial futures]                               (8,640,219)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       86,904,806

NET ASSET VALUE PER SHARE

                                         Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                               64,865,291      22,039,515

Shares Outstanding                            5,848,650       1,988,601
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               11.09         11.08

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio 17



STATEMENT OF OPERATIONS

Year Ended December 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                             1,548,149

Cash dividends (net of $2,227 foreign taxes withheld at source)        897,674

TOTAL INCOME                                                         2,445,823

EXPENSES:

Investment advisory fee--Note 3(a)                                     752,450

Distribution fees--Note 3(b)                                            51,518

Custodian fees--Note 3(b)                                               30,729

Prospectus and shareholders' reports                                    25,984

Professional fees                                                       24,481

Trustees' fees and expenses--Note 3(c)                                   8,898

Shareholder servicing costs--Note 3(b)                                   4,718

Loan commitment fees--Note 2                                             1,522

Miscellaneous                                                            4,330

TOTAL EXPENSES                                                         904,630

Less--waiver of fees due to undertaking--Note 3(a)                     (17,762)

NET EXPENSES                                                           886,868

INVESTMENT INCOME--NET                                               1,558,955
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                        (6,572,981)

Net realized gain (loss) on financial futures                         (345,162)

Net realized gain (loss) on forward currency exchange contracts          9,760

NET REALIZED GAIN (LOSS)                                            (6,908,383)

Net unrealized appreciation (depreciation) on investments
  [including ($87,812) net unrealized (depreciation)
  on financial futures]                                            (12,301,018)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (19,209,401)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (17,650,446)

SEE NOTES TO FINANCIAL STATEMENTS.

18

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                              ----------------------------------

                                                     2002                 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,558,955            2,038,238

Net realized gain (loss) on investments        (6,908,383)         (11,057,429)

Net unrealized appreciation (depreciation)
   on investments                             (12,301,018)          (1,271,813)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (17,650,446)         (10,291,004)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                 (1,255,175)          (2,040,020)

Service shares                                   (315,892)            (145,702)

TOTAL DIVIDENDS                                (1,571,067)          (2,185,722)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                  1,588,382           10,402,545

Service shares                                 12,449,678           15,852,378

Dividends reinvested:

Initial shares                                  1,255,175            2,040,020

Service shares                                    315,892              145,702

Cost of shares redeemed:

Initial shares                                (18,911,664)          (9,585,368)

Service shares                                 (2,257,348)            (261,892)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            (5,559,885)          18,593,385

TOTAL INCREASE (DECREASE) IN NET ASSETS       (24,781,398)           6,116,659
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           111,686,204          105,569,545

END OF PERIOD                                  86,904,806          111,686,204

Undistributed investment income--net              397,549              209,541

                                                        The Portfolio 19

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended December 31,
                                               ---------------------------------

                                                     2002                2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                       130,803              730,687

Shares issued for dividends reinvested            106,943              152,859

Shares redeemed                                (1,604,864)            (707,757)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,367,118)             175,789
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                     1,001,066            1,162,231

Shares issued for dividends reinvested             27,232               11,112

Shares redeemed                                  (194,351)             (18,706)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     833,947            1,154,637

SEE NOTES TO FINANCIAL STATEMENTS.

20


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                                                                     Year Ended December 31,
                                                              ----------------------------------------------------------------------

INITIAL SHARES                                                   2002           2001(a)        2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.34          15.00          16.02          15.94         14.04

Investment Operations:

Investment income--net                                            .19(b)         .27(b)         .52(b)         .47(b)        .43

Net realized and unrealized
   gain (loss) on investments                                   (2.25)         (1.65)          (.97)           .80          2.67

Total from Investment Operations                                (2.06)         (1.38)          (.45)          1.27          3.10

Distributions:

Dividends from investment income--net                            (.19)          (.28)          (.48)          (.46)         (.43)

Dividends from net realized
   gain on investments                                             --             --           (.09)          (.73)         (.77)

Total Distributions                                              (.19)          (.28)          (.57)         (1.19)        (1.20)

Net asset value, end of period                                  11.09          13.34          15.00          16.02         15.94
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (15.48)         (9.12)         (2.98)          8.13         22.34
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .85            .85            .85            .86           .87

Ratio of net investment income
   to average net assets                                         1.58           1.92           3.35           2.94          2.98

Portfolio Turnover Rate                                        388.26         128.44         111.66          98.61        111.75
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          64,865         96,290        105,569         90,130        59,841

(A)  AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE PORTFOLIO HAS ADOPTED THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN AMORTIZING PREMIUM ON DEBT SECURITIES ON A SCIENTIFIC BASIS AND
     INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT OF THIS
     CHANGE FOR THE PERIOD ENDED DECEMBER 31, 2001 WAS TO DECREASE NET
     INVESTMENT INCOME PER SHARE BY $.01, INCREASE NET REALIZED AND UNREALIZED
     GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.01, AND DECREASE THE RATIO OF NET
     INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 2.02% TO 1.92%. PER SHARE DATA
     AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT
     BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio 21



FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                           Year Ended December 31,
                                                                                 ---------------------------------------------------

SERVICE SHARES                                                                         2002            2001(a)           2000(b)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  13.33           15.00             15.00

Investment Operations:

Investment income--net                                                                  .17(c)          .22(c)             --

Net realized and unrealized
   gain (loss) on investments                                                         (2.24)          (1.63)               --

Total from Investment Operations                                                      (2.07)          (1.41)               --

Distributions:

Dividends from investment income--net                                                  (.18)           (.26)               --

Net asset value, end of period                                                        11.08           13.33             15.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                     (15.63)          (9.31)               --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                1.00            1.00                --

Ratio of net investment income
   to average net assets                                                               1.45            1.66                --

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                                       .09             .16                --

Portfolio Turnover Rate                                                              388.26          128.44            111.66
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                22,040          15,396                --(d)

(A)  AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE PORTFOLIO HAS ADOPTED THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN AMORTIZING PREMIUM ON DEBT SECURITIES ON A SCIENTIFIC BASIS AND
     INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT OF THIS
     CHANGE FOR THE PERIOD ENDED DECEMBER 31, 2001 WAS TO DECREASE NET
     INVESTMENT INCOME PER SHARE BY $.01, INCREASE NET REALIZED AND UNREALIZED
     GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.01, AND DECREASE THE RATIO OF NET
     INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 1.77% TO 1.66%. PER SHARE DATA
     AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT
     BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  AMOUNT REPRESENTS LESS THAN $1,000.


SEE NOTES TO FINANCIAL STATEMENTS.

22

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve series, including the Balanced Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide investment results that are greater than the total return performance of common stocks and bonds represented by a hybrid index, 60% of which is composed of the common stocks in the Standard & Poor's 500 Composite Stock Price Index and 40% of which is composed of the bonds in the Lehman Brothers Intermediate Government/Credit Bond Index. The Dreyfus Corporation (the "Manager") serves as the portfolio's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                        The Portfolio 23

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(A) PORTFOLIO VALUATION: Most debt securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded, or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of

24

assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid quarterly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $411,638, accumulated capital losses $19,377,780 and unrealized depreciation $9,010,097. In addition, the portfolio had $333,853 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

                                                        The Portfolio 25

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, $657,546 of the carryover expires in fiscal 2008, $10,430,864 expires in fiscal 2009 and $8,289,370 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2002 and December 31, 2001, respectively, were as follows: ordinary income $1,571,067 and $2,185,722.

During the period ended December 31, 2002, as a result of permanent book to tax differences, the portfolio increased accumulated undistributed investment income-net by $200,120, decreased net realized gain (loss) on investments by $234,191 and increased paid-in capital by $34,071. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2002, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

The Manager has agreed, from January 1,2002 to December 31, 2003, to waive receipt of its fees and /or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on
borrowings,    commitment    fees    and    extraordinary

26
expenses, exceed 1% of the value of the average daily net assets of their class. During the period ended December 31, 2002, the Manager waived receipt of fees of $17,762, pursuant to the undertaking.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2002, Service shares were charged $51,518 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2002, the portfolio was charged $63 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2002,a the portfolio was charged $30,729 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if

                                                            The Portfolio 27

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) Commencing June 13, 2002, pursuant to an exemptive order from the Securities and Exchange Commission, the portfolio may invest its available cash balances in affiliated money market funds as shown in the portfolio' s Statement of Investments. Management fees are not charged to these accounts. During the period ended December 31, 2002, the portfolio derived $29,773 in income from these investments, which is included in dividend income in the portfolio's Statement of Operations.

(E) During the period ended December 31, 2002, the portfolio incurred total brokerage commissions of $111,297 of which $90 was paid to Harborside Plus Inc., a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and forward currency exchange contracts, during the period ended December 31, 2002, amounted to $379,193,583 and $386,139,592, respectively.

The portfolio may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The portfolio is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the portfolio to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day' s trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the portfolio recognizes a realized gain or loss. These investments require initial margin deposits with a custodian or broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at December 31, 2002 are set forth in the Statement of Financial Futures.

28

The portfolio enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract increases between those dates. The portfolio is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At December 31, 2002, there were no forward currency exchange contracts outstanding.

At December 31, 2002, the cost of investments for federal income tax purposes was $104,218,920; accordingly, accumulated net unrealized depreciation on investments was $9,010,097, consisting of $3,233,093 gross unrealized appreciation and $12,243,190 gross unrealized depreciation.

                                                        The Portfolio 29

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Variable Investment Fund, Balanced Portfolio

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Variable Investment Fund, Balanced Portfolio (one of the funds comprising Dreyfus Variable Investment Fund) as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Balanced Portfolio at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLC

New York, New York

February 7, 2003

30



IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby designates 47.21% of the ordinary dividends paid during the fiscal year ended December 31, 2002 as qualifying for the corporate dividends received deduction.

                                                        The Portfolio 31

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)
Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

David P. Feldman (63)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* 59 Wall Street Mutual Funds Group (11 Funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 53

                              --------------

James F. Henry (72)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President, CPR Institute for Dispute Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation (Retired 2001).

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

Rosalind Gersten Jacobs (77)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Merchandise and marketing consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 37

32

Dr. Paul A. Marks (76)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and Chief Executive Officer of Memorial Sloan-Kettering Cancer Center (Retired 1999)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Pfizer, Inc., a pharmaceutical company, President-Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

Dr. Martin Peretz (63)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Editor-in-Chief of The New Republic Magazine

* Lecturer in Social Studies at Harvard University

* Co-Chairman of TheStreet.com, a financial daily on the web

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Academy for Liberal Education, an accrediting agency for colleges and universities certified by the U.S. Department of Education, Director

* Digital Learning Group, LLC., an online publisher of college textbooks, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

Bert W. Wasserman (70)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Financial Consultant

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Malibu Entertainment International, Inc., Director

* Lillian Vernon Corporation, Director

* PSC, Inc., a leading provider of mobile and wireless systems, retail automation solutions and automated data collection products, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER

IRVING KRISTOL, EMERITUS BOARD MEMBER

                                                        The Portfolio 33

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1991.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 19 investment companies (comprised of 40 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since May 1986.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

Senior Treasury Manager of the Manager, and an officer of 37 investment companies (comprised of 78 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since August 1984.

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

Senior Accounting Manager - Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprised of 77 portfolios) managed by the Manager. He is 34 years old and has been an employee of the Manager since November 1992.

ROBERT S. ROBOL, ASSISTANT TREASURER SINCE DECEMBER 2002.

Senior Accounting Manager - Equity Funds of the Manager, and an officer of 28 investment companies (comprised of 119 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since October 1988.

34

ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

Senior Accounting Manager - Equity Funds of the Manager, and an officer of 28 investment companies (comprised of 119 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE  SEPTEMBER
2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 199 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                        The Portfolio 35

NOTES


                     For More Information

                        Dreyfus Variable Investment Fund, Balanced Portfolio 200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call
1-800-554-4611 or
516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

(c) 2003 Dreyfus Service Corporation                                  154AR1202


Dreyfus Variable
Investment Fund,
Disciplined Stock
Portfolio



ANNUAL REPORT December 31, 2002



YOU, YOUR ADVISOR AND
DREYFUS
A MELLON FINANCIAL COMPANY




The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Portfolio Performance

                             8   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            17   Financial Highlights

                            19   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Important Tax Information

                            26   Board Members Information

                            28   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,
                                                    Disciplined Stock Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Variable Investment Fund, Disciplined Stock Portfolio, covering the 12-month period from January 1, 2002 through December 31, 2002. Inside, you' ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Gary Richardson.

In 2002, investors witnessed the third consecutive year of negative returns for the U.S. stock market. Moreover, with the S&P 500 Index down dramatically since its peak in mid-2000, this bear market ranks as the worst since the 1970s. Virtually every industry group, capitalization range and investment style suffered losses in 2002, leaving investors few shelters from the storm. However, the market' s disappointing start to the 21st century may be good news for today' s growth-oriented investors as, historically, growth opportunities have generally been greatest when the economic news is bad, prices are down and
investors    shun    stocks.

At the same time, no one can say for sure what direction the markets will take or which investment style will prevail, which is why we continue to encourage you to maintain a long-term perspective and an ongoing dialogue with your financial advisor. Investors with the patience and discipline to weather today's market uncertainty may reap the potential benefits of the better economic times that we believe lie ahead.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2003

2


DISCUSSION OF PERFORMANCE

Gary Richardson, Portfolio Manager

How did Dreyfus Variable Investment Fund, Disciplined Stock Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2002, the portfolio's total return was -22.61% for its Initial shares and -22.72% for its Service shares.(1) For the same period, the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the portfolio's benchmark, was -22.09%.(2)

We attribute these results to an unfavorable environment for most stocks, which undermined the performance of both the portfolio and its benchmark. The portfolio delivered slightly weaker performance than the benchmark, primarily due to declines among a small number of individual holdings in the health care, industrial and consumer cyclical areas.

What is the portfolio's investment approach?

The portfolio seeks investment returns (consisting of capital appreciation and income) that are greater than the total return performance of stocks represented by the S& P 500 Index. The portfolio invests in a diversified array of large companies that meet our standards for value and growth. We identify potential investments through a quantitative analytic process that sifts through a universe of approximately 2,000 stocks in search of those that are not only undervalued according to our criteria but also exhibit what we believe to be higher than expected earnings potential. A team of experienced analysts examines the fundamentals of what we believe are the top candidates. The portfolio manager then decides which stocks to purchase and whether any current holdings should be sold.

In addition to identifying attractive investment opportunities, our approach is designed to limit the risks associated with market timing

                                                                The Portfolio  3


DISCUSSION OF PERFORMANCE (CONTINUED)

and sector and industry exposure. Market timing refers to the practice of attempting to benefit from gains and declines in the overall market by adjusting the percentage of a portfolio's assets that are invested in the market at any one time. We do not believe that the advantages of attempting to time the market or rotate in and out of various industry sectors outweigh the risks of such moves. Instead, our goal typically is to look to remain neutral to the sector allocations of the S& P 500 Index. The result has been a broadly diversified portfolio of carefully selected stocks.

What other factors influenced the portfolio's performance?

The U.S. economy emerged from recession in 2002 with a mild return to economic growth. However, the unexpectedly slow pace of the recovery, together with investor concerns related to the war on terrorism and corporate scandals at several prominent U.S. companies, drove stock prices lower during the reporting period. As a result, U.S. stock markets sustained a third consecutive year of declines.

In light of these economic and political uncertainties, the portfolio maintained a generally defensive stance. In the technology area, we avoided many of the most speculative, volatile performers, investing instead in relatively more stable companies such as Lexmark International, Intuit and Dell Computer. This approach enabled the portfolio to outperform its benchmark in technology, the area responsible for the greatest percentage of the market's overall losses for the reporting period. The portfolio also delivered relatively strong returns in the utilities group by de-emphasizing speculative energy trading businesses and avoiding many of the industry's most debt-ridden companies. Instead, we emphasized growing electric utilities such as Entergy and Exelon. A similar approach in the financial services group enabled the portfolio to avoid many institutions that suffered from credit problems and focused instead on financially better positioned banks and thrifts such as Bank of America and Wachovia.

4


Unfortunately, the positive impact of these relatively strong investments was more than offset by weaker than average holdings in other areas. Allegations of questionable accounting practices at a small number of individual companies, such as Tenet Healthcare and Tyco International, were responsible for some of the portfolio's sharpest losses. The portfolio also sustained fairly heavy losses among retailers in the consumer area such as Kohl's, Wal-Mart Stores and Best Buy, which were hurt by weak holiday season sales.

What is the portfolio's current strategy?

As of the end of the reporting period, we have gradually shifted the portfolio's focus toward stocks that we believe are well positioned to benefit from continuing economic recovery and a rebound in corporate spending. This strategy is best illustrated in the financial services area, where we have increased the portfolio's exposure to brokerage and corporate lending institutions. At the same time, we have reduced the portfolio's exposure to mortgage lending and consumer finance companies because of high levels of consumer debt and waning consumer confidence.

January 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                                The Portfolio  5

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund, Disciplined Stock Portfolio Initial shares and Service shares and the Standard & Poor's 500 Composite Stock Price Index
--------------------------------------------------------------------------------


Average Annual Total Returns AS OF 12/31/02

                                                            Inception                                                From
                                                              Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

INITIAL SHARES                                               5/1/96           (22.61)%            (1.75)%            5.52%

SERVICE SHARES                                               5/1/96           (22.72)%            (1.82)%            5.46%

THE DATA FOR SERVICE SHARES PRIMARILY REPRESENTS THE RESULTS OF INITIAL SHARES. ACTUAL SERVICE SHARES' AVERAGE ANNUAL TOTAL RETURN AND HYPOTHETICAL GROWTH RESULTS WOULD HAVE BEEN LOWER. SEE NOTES BELOW.

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE PORTFOLIO'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

6



THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL AND SERVICE SHARES OF DREYFUS VARIABLE INVESTMENT FUND, DISCIPLINED STOCK PORTFOLIO ON 5/1/96 (INCEPTION DATE OF INITIAL SHARES) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "INDEX") ON THAT DATE.

THE PORTFOLIO'S INITIAL SHARES ARE NOT SUBJECT TO A RULE 12B-1 FEE. THE PORTFOLIO'S SERVICE SHARES ARE SUBJECT TO A 0.25% ANNUAL RULE 12B-1 FEE. THE PERFORMANCE FIGURES FOR SERVICE SHARES REFLECT THE PERFORMANCE OF THE PORTFOLIO'S INITIAL SHARES FROM THEIR INCEPTION DATE THROUGH DECEMBER 30, 2000, AND THE PERFORMANCE OF THE PORTFOLIO'S SERVICE SHARES FROM DECEMBER 31, 2000 (INCEPTION DATE OF SERVICE SHARES) TO DECEMBER 31, 2002 (BLENDED PERFORMANCE FIGURES). THE PERFORMANCE FIGURES FOR EACH SHARE CLASS REFLECT CERTAIN EXPENSE REIMBURSEMENTS, WITHOUT WHICH THE PERFORMANCE OF EACH SHARE CLASS WOULD HAVE BEEN LOWER. IN ADDITION, THE BLENDED PERFORMANCE FIGURES HAVE NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE SERVICE SHARES. IF THESE EXPENSES HAD BEEN REFLECTED, THE BLENDED PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE PORTFOLIO FEES AND EXPENSES (AFTER ANY EXPENSE REIMBURSEMENTS). THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE, WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                                The Portfolio  7

STATEMENT OF INVESTMENTS



December 31, 2002

COMMON STOCKS--99.4%                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--1.8%

Anheuser-Busch Cos.                                                                              23,400                1,132,560

Philip Morris Cos.                                                                               24,500                  992,985

                                                                                                                       2,125,545

CONSUMER CYCLICAL--9.2%

AutoZone                                                                                          8,800  (a)             621,720

Cendant                                                                                          46,600  (a)             488,368

Darden Restaurants                                                                               27,610                  564,624

Johnson Controls                                                                                 10,000                  801,700

Kohl's                                                                                           17,300  (a)             967,935

Lear                                                                                              9,500  (a)             316,160

Lowe's Cos.                                                                                      28,200                1,057,500

Sears, Roebuck & Co.                                                                             14,500                  347,275

TJX Cos.                                                                                         36,800                  718,336

Target                                                                                           24,400                  732,000

Wal-Mart Stores                                                                                  72,900                3,682,179

Wendy's International                                                                            13,200                  357,324

                                                                                                                      10,655,121

CONSUMER STAPLES--7.2%

Coca-Cola                                                                                        35,200                1,542,464

Fortune Brands                                                                                    9,500                  441,845

Kimberly-Clark                                                                                   12,100                  574,387

Kraft Foods, Cl. A                                                                               19,800                  770,814

Newell Rubbermaid                                                                                15,400                  467,082

Pepsi Bottling Group                                                                             12,800                  328,960

PepsiCo                                                                                          38,030                1,605,627

Procter & Gamble                                                                                 23,960                2,059,122

Sara Lee                                                                                         22,000                  495,220

                                                                                                                       8,285,521

ENERGY RELATED--7.8%

Anadarko Petroleum                                                                               10,300                  493,370

ChevronTexaco                                                                                    21,628                1,437,829

ConocoPhillips                                                                                   16,100                  779,079

Dominion Resources                                                                               16,000                  878,400

ENSCO International                                                                              12,600                  371,070

Exxon Mobil                                                                                      64,630                2,258,172

8


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY RELATED (CONTINUED)

Kerr-McGee                                                                                       10,570                  468,251

Noble                                                                                            29,500  (a)           1,036,925

Rowan Cos.                                                                                       31,600                  717,320

Royal Dutch Petroleum (New York Shares), ADR                                                     13,400                  589,868

                                                                                                                       9,030,284

HEALTH CARE--14.2%

AmerisourceBergen                                                                                19,920                1,081,855

Amgen                                                                                            36,300  (a)           1,754,742

Forest Laboratories                                                                               4,360  (a)             428,239

Genzyme--General Division                                                                        10,900  (a)             322,313

HCA                                                                                              15,900                  659,850

Johnson & Johnson                                                                                49,400                2,653,274

King Pharmaceuticals                                                                             32,000  (a)             550,080

Medtronic                                                                                        21,500                  980,400

Pfizer                                                                                          111,492                3,408,310

Pharmacia                                                                                        33,180                1,386,924

Quest Diagnostics                                                                                 7,900  (a)             449,510

UnitedHealth Group                                                                               10,600                  885,100

Wyeth                                                                                            48,670                1,820,258

                                                                                                                      16,380,855

INTEREST SENSITIVE--22.5%

Ambac Financial Group                                                                             11,575                 650,978

American International Group                                                                      13,001                 752,108

Bank of America                                                                                   45,300               3,151,521

Bear Stearns Cos.                                                                                  7,300                 433,620

Block (H&R)                                                                                       10,600                 426,120

Charter One Financial                                                                             29,511                 847,851

Chubb                                                                                             10,200                 532,440

Citigroup                                                                                         74,566               2,623,978

Fannie Mae                                                                                        31,300               2,013,529

Fifth Third Bancorp                                                                               15,100                 884,105

Freddie Mac                                                                                        7,100                 419,255

General Electric                                                                                  97,050               2,363,168

Goldman Sachs Group                                                                                6,700                 456,270

Hartford Financial Services Group                                                                 13,800                 626,934

                                                                                                                The Portfolio  9

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

J.P. Morgan Chase & Co.                                                                           66,300               1,591,200

Jefferson-Pilot                                                                                    8,530                 325,078

John Hancock Financial Services                                                                   19,400                 541,260

Lehman Brothers Holdings                                                                          11,300                 602,177

MBNA                                                                                              67,075               1,275,767

Morgan Stanley                                                                                     7,500                 299,400

SouthTrust                                                                                        18,200                 452,270

Travelers Property Casualty, Cl. A                                                                58,424                 855,912

U.S. Bancorp                                                                                      30,742                 652,345

Wachovia                                                                                          34,700               1,264,468

Wells Fargo & Co.                                                                                 35,400               1,659,198

XL Capital, Cl. A                                                                                  4,500                 347,625

                                                                                                                      26,048,577

PRODUCER GOODS--9.6%

Air Products & Chemicals                                                                          16,690                 713,497

American Standard Cos.                                                                            9,100  (a)             647,374

Deere & Co.                                                                                      16,600                  761,110

Freeport-McMoRan Copper & Gold, Cl. B                                                            22,400  (a)             375,872

ITT Industries                                                                                    5,400                  327,726

International Paper                                                                              22,800                  797,316

Lockheed Martin                                                                                  19,200                1,108,800

Masco                                                                                            28,200                  593,610

Norfolk Southern                                                                                 28,200                  563,718

Northrop Grumman                                                                                  4,800                  465,600

PPG Industries                                                                                   13,390                  671,509

Pentair                                                                                          10,500                  362,775

3M                                                                                               10,100                1,245,330

Union Pacific                                                                                    11,300                  676,531

United Parcel Service, Cl. B                                                                     14,800                  933,584

United Technologies                                                                              13,500                  836,190

                                                                                                                      11,080,542

SERVICES--6.6%

AOL Time Warner                                                                                  62,600  (a)             820,060

Equifax                                                                                           7,500                  173,550

First Data                                                                                       27,100                  959,611

Fox Entertainment Group, Cl. A                                                                   23,800  (a)             617,134

10


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

Gannett                                                                                           7,600                  545,680

McGraw-Hill Cos.                                                                                 11,500                  695,060

Omnicom Group                                                                                    16,100                1,040,060

Tribune                                                                                          12,700                  577,342

Viacom, Cl. B                                                                                    38,126  (a)           1,554,016

Walt Disney                                                                                      39,400                  642,614

                                                                                                                       7,625,127

TECHNOLOGY--14.7%

Adobe Systems                                                                                    16,000                  398,560

Altera                                                                                           12,600  (a)             155,484

Analog Devices                                                                                   14,100  (a)             336,567

Cisco Systems                                                                                   109,500  (a)           1,434,450

Danaher                                                                                           7,500                  492,750

Dell Computer                                                                                    56,900  (a)           1,521,506

Electronic Arts                                                                                   7,300  (a)             363,321

Intel                                                                                            60,400                  940,428

International Business Machines                                                                  27,100                2,100,250

Intuit                                                                                           16,900  (a)             792,948

Lexmark International                                                                            11,900  (a)             719,950

Linear Technology                                                                                18,400                  473,248

Maxim Integrated Products                                                                        13,500                  446,040

Microchip Technology                                                                             14,500                  354,525

Microsoft                                                                                        88,100  (a)           4,554,770

Nokia, ADR                                                                                       12,200                  189,100

QUALCOMM                                                                                         19,200  (a)             698,688

Tech Data                                                                                        10,700  (a)             288,472

Texas Instruments                                                                                46,300                  694,963

                                                                                                                      16,956,020

UTILITIES--5.8%

AT&T                                                                                             32,400                  845,964

BellSouth                                                                                        44,100                1,140,867

DTE Energy                                                                                        7,600                  352,640

Entergy                                                                                          12,400                  565,316

Exelon                                                                                           18,600                  981,522

PPL                                                                                              15,200                  527,136

SBC Communications                                                                               64,926                1,760,144

                                                                                                                The Portfolio  11

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

Telefonos de Mexico, Cl. L, ADR                                                                  16,300                  521,274

                                                                                                                       6,694,863

TOTAL COMMON STOCKS
   (cost $111,323,695)                                                                                               114,882,455
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--.6%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

  Greenwich Capital Markets, Tri-Party

  Repurchase Agreement, 1.05%, dated

  12/31/2002, due 1/2/2003, in the amount of

  $625,036 (fully collateralized by $375,000

  U.S. Treasury Bonds, 11.25%, 2/15/2015,

  value $642,070)
   (cost $625,000)                                                                              625,000                  625,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $111,948,695)                                                            100.0%              115,507,455

CASH AND RECEIVABLES (NET)                                                                          .0%                   46,606

NET ASSETS                                                                                       100.0%              115,554,061

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


12


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments--Note 1(b)             111,948,695  115,507,455

Cash                                                                     39,392

Dividends and interest receivable                                       139,290

Prepaid expenses                                                          3,764

                                                                    115,689,901
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            84,556

Payable for shares of Beneficial Interest redeemed                       17,566

Accrued expenses                                                         33,718

                                                                        135,840
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      115,554,061
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     153,898,702

Accumulated undistributed investment income--net                         30,533

Accumulated net realized gain (loss) on investments                 (41,933,934)

Accumulated net unrealized appreciation
  (depreciation) on investments                                       3,558,760
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      115,554,061

NET ASSET VALUE PER SHARE

                                                  Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                        106,403,565     9,150,496

Shares Outstanding                                      6,632,410       571,239
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               16.04         16.02

SEE NOTES TO FINANCIAL STATEMENTS.

                                                               The Portfolio  13

STATEMENT OF OPERATIONS

Year Ended December 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $5,440 foreign taxes withheld at source)      2,143,488

Interest                                                                22,820

TOTAL INCOME                                                         2,166,308

EXPENSES:

Investment advisory fee--Note 3(a)                                   1,105,556

Custodian fees--Note 3(b)                                               36,170

Professional fees                                                       28,205

Prospectus and shareholders' reports                                    24,885

Distribution fees--Note 3(b)                                            23,343

Trustees' fees and expenses--Note 3(c)                                  12,461

Shareholder servicing costs--Note 3(b)                                   6,398

Loan commitment fees--Note 2                                             1,991

Interest expense--Note 2                                                 1,477

Miscellaneous                                                            1,813

TOTAL EXPENSES                                                       1,242,299

Less--waiver of fees due to undertaking--Note 3(a)                      (5,550)

NET EXPENSES                                                         1,236,749

INVESTMENT INCOME--NET                                                 929,559
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (16,790,199)

Net unrealized appreciation (depreciation) on investments          (23,777,252)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (40,567,451)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (39,637,892)

SEE NOTES TO FINANCIAL STATEMENTS.

14


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended December 31,
                                             -----------------------------------
                                                     2002                2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            929,559              765,991

Net realized gain (loss) on investments       (16,790,199)         (20,163,175)

Net unrealized appreciation (depreciation)
   on investments                             (23,777,252)         (10,301,424)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (39,637,892)         (29,698,608)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                   (845,999)            (744,095)

Service shares                                    (57,796)             (26,538)

TOTAL DIVIDENDS                                  (903,795)            (770,633)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                 13,518,697           14,196,557

Service shares                                  5,016,958            8,544,061

Dividends reinvested:

Initial shares                                    845,999              744,095

Service shares                                     57,796               26,538

Cost of shares redeemed:

Initial shares                                (42,354,467)         (35,194,818)

Service shares                                 (1,277,753)            (478,946)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (24,192,770)         (12,162,513)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (64,734,457)         (42,631,754)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           180,288,518          222,920,272

END OF PERIOD                                 115,554,061          180,288,518

Undistributed investment income--net               30,533                7,713



                                                               The Portfolio  15


STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                      Year Ended December 31,
                                               ---------------------------------
                                                     2002                2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                       756,678             636,651

Shares issued for dividends reinvested             51,798              35,695

Shares redeemed                               (2,426,524)          (1,639,152)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,618,048)           (966,806)
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       262,421             400,788

Shares issued for dividends reinvested              3,547               1,275

Shares redeemed                                  (74,798)             (22,015)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     191,170              380,048

SEE NOTES TO FINANCIAL STATEMENTS.

16


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                                                      Year Ended December 31,
                                                                 ------------------------------------------------------------------
INITIAL SHARES                                                   2002           2001           2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            20.89          24.19          26.92         22.95         18.30

Investment Operations:

Investment income--net                                            .12(a)         .09(a)         .06(a)        .11(a)        .08

Net realized and unrealized
   gain (loss) on investments                                   (4.84)         (3.30)         (2.53)         4.12          4.80

Total from Investment Operations                                (4.72)         (3.21)         (2.47)         4.23          4.88

Distributions:

Dividends from investment
   income--net                                                   (.13)          (.09)          (.05)         (.10)         (.09)

Dividends from net realized
   gain on investments                                             --             --           (.21)         (.16)         (.14)

Total Distributions                                              (.13)          (.09)          (.26)         (.26)         (.23)

Net asset value, end of period                                  16.04          20.89          24.19         26.92         22.95
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (22.61)        (13.27)         (9.14)        18.45         26.72
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .83            .81            .81           .81           .88

Ratio of net investment income
   to average net assets                                          .64            .40            .21           .45           .53

Portfolio Turnover Rate                                         47.47          48.22          51.44         48.95         56.28
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         106,404        172,360        222,920       214,296       140,897

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                               The Portfolio  17

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                   Year Ended December 31,
                                                                                       ---------------------------------------------
SERVICE SHARES                                                                         2002            2001              2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  20.86           24.19              24.19

Investment Operations:

Investment income--net                                                                  .09(b)          .05(b)             --

Net realized and unrealized
   gain (loss) on investments                                                         (4.83)          (3.30)               --

Total from Investment Operations                                                      (4.74)          (3.25)               --

Distributions:

Dividends from investment income--net                                                  (.10)           (.08)               --

Net asset value, end of period                                                        16.02           20.86               24.19
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                     (22.72)         (13.46)               --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                1.00            1.00                --

Ratio of net investment income
   to average net assets                                                                .49             .26                --

Decrease reflected in above expense ratios
   due to undetaking by The Dreyfus Corporation                                         .06             .13                --

Portfolio Turnover Rate                                                               47.47           48.22              51.44
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                 9,150           7,929               1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.


18



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, operating as a series company currently offering twelve series, including the Disciplined Stock Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies  to  fund  variable  annuity  contracts  and  variable  life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide investment returns (consisting of capital appreciation and income) that are greater than the total return performance of stocks represented by the Standard & Poor's 500 Composite Stock Price Index. The
Dreyfus Corporation (the "Manager") serves as the portfolio' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"),
which   is   a   wholly-owned   subsidiary  of  Mellon  Financial  Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                               The Portfolio  19

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $518 during the period ended December 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The portfolio may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller's agreement to repurchase and the portfolio's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the portfolio' s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

20


(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $30,533, accumulated capital losses $38,136,602 and unrealized appreciation $1,237,704. In addition, the portfolio had $1,476,276 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, $21,752,976 of the carryover expires in fiscal 2009 and $16,383,626 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2002 and December 31, 2001, respectively, were as follows: ordinary income $903,795 and $770,633.

During the period ended December 31, 2002, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $2,944, increased net realized gain (loss) on investments by $4,144 and decreased paid-in capital by $1,200. Net assets were not affected by this reclassification.

                                                               The Portfolio  21

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended December 31, 2002 was approximately $68,500, with a related weighted average annualized interest rate of 2.16%.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .75 of 1% of the value
of   the  portfolio's  average  daily  net  assets  and  is  payable  monthly.

The Manager has undertaken, from January 1, 2002, to December 31, 2003, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of 1% of the value of the average daily net assets of their class. During the period ended December 31, 2002, the Manager waived receipt of fees of $5,550, pursuant to the undertaking.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter


22


for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2002, Service shares were charged $23,343 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2002, the portfolio was charged $243 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2002, the portfolio was charged $36,170 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2002, amounted to $69,646,332 and $92,984,289, respectively.

At December 31, 2002, the cost of investments for federal income tax purposes was $114,269,751; accordingly, accumulated net unrealized appreciation on investments was $1,237,704, consisting of $12,562,201 gross unrealized appreciation and $11,324,497 gross unrealized depreciation.

                                                        The Portfolio  23

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Variable Investment Fund, Disciplined Stock Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Disciplined Stock Portfolio (one of the funds comprising Dreyfus Variable Investment Fund) as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Disciplined Stock Portfolio at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

New York, New York

February 7, 2003

24

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2002 as qualifying for the corporate dividends received deduction.

                                                               The Portfolio  25

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

David P. Feldman (63)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* 59 Wall Street Mutual Funds Group (11 Funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 53

                              --------------

James F. Henry (72)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President, CPR Institute for Dispute Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation (Retired 2001).

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

Rosalind Gersten Jacobs (77)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Merchandise and marketing consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 37


26


Dr. Paul A. Marks (76)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and Chief Executive Officer of Memorial Sloan-Kettering Cancer Center (Retired 1999)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Pfizer, Inc., a pharmaceutical company, President-Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

Dr. Martin Peretz (63)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Editor-in-Chief of The New Republic Magazine

* Lecturer in Social Studies at Harvard University

* Co-Chairman of TheStreet.com, a financial daily on the web

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Academy for Liberal Education, an accrediting agency for colleges and universities certified by the U.S. Department of Education, Director

* Digital Learning Group, LLC., an online publisher of college textbooks, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

Bert W. Wasserman (70)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Financial Consultant

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Malibu Entertainment International, Inc., Director

* Lillian Vernon Corporation, Director

* PSC, Inc., a leading provider of mobile and wireless systems, retail automation solutions and automated data collection products, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER

IRVING KRISTOL, EMERITUS BOARD MEMBER

                                                               The Portfolio  27

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1991.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 19 investment companies (comprised of 40 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since May 1986.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Treasury Manager of the Manager, and an officer of 37 investment companies (comprised of 78 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since August 1984.

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprised of 77 portfolios) managed by the Manager. He is 34 years old and has been an employee of the Manager since November 1992.

ROBERT S. ROBOL, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 28 investment companies (comprised of 119 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since October 1988.


28


ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 28 investment companies (comprised of 119 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 199 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                               The Portfolio  29




                   For More Information



                        Dreyfus Variable Investment Fund,
                        Disciplined Stock Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call
1-800-554-4611 or
516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing




(c) 2003 Dreyfus Service Corporation                                  150AR1202


      Dreyfus Variable

      Investment Fund,

      Growth and Income

      Portfolio

      ANNUAL REPORT December 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Portfolio Performance

                             8   Statement of Investments

                            13   Statement of Financial Futures

                            14   Statement of Securities Sold Short

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            19   Financial Highlights

                            21   Notes to Financial Statements

                            28   Report of Independent Auditors

                            29   Important Tax Information

                            30   Board Members Information

                            32   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,

                                                    Growth and Income Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Variable Investment Fund, Growth and Income Portfolio, covering the 12-month period from January 1, 2002 through December 31, 2002. Inside, you' ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Douglas D. Ramos, CFA.

In 2002, investors witnessed the third consecutive year of negative returns for the U.S. stock market. Moreover, with the S&P 500 Index down dramatically since its peak in mid-2000, this bear market ranks as the worst since the 1970s. Virtually every industry group, capitalization range and investment style suffered losses in 2002, leaving investors few shelters from the storm. However, the market' s disappointing start to the 21st century may be good news for today' s growth-oriented investors as, historically, growth opportunities have generally been greatest when the economic news is bad, prices are down and
investors    shun    stocks.

At the same time, no one can say for sure what direction the markets will take or which investment style will prevail, which is why we continue to encourage you to maintain a long-term perspective and an ongoing dialogue with your financial advisor. Investors with the patience and discipline to weather today's market uncertainty may reap the potential benefits of the better economic times that we believe lie ahead.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2003

1


DISCUSSION OF PERFORMANCE

Douglas D. Ramos, CFA, Portfolio Manager

How did Dreyfus Variable Investment Fund, Growth and Income Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2002, the portfolio's total returns were -25.33% for its Initial shares and -25.46% for its Service shares.(1) For the same reporting period, the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the portfolio's benchmark, was -22.09%.(2)

We attribute the stock market' s disappointing performance to a challenging investment environment. The portfolio' s performance lagged its benchmark, primarily because of disappointing results among holdings in the technology, financial and industrial groups.

What is the portfolio's investment approach?

The portfolio seeks long-term capital growth, current income and growth of income consistent with reasonable investment risk. To pursue this goal, the portfolio invests in stocks, bonds and money market instruments of domestic and foreign issuers. The portfolio's stock investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings or shortly thereafter.

The portfolio employs a "bottom-up" approach, focusing primarily on low- and moderately priced stocks with market capitalizations of $1 billion or more at the time of purchase. We use fundamental analysis to create a broadly diversified, value-tilted portfolio, typically with a weighted average price-to-earnings ratio less than, and long-term projected earnings growth rate greater than, those of the S& P 500 Index.

We typically measure a stock' s relative value by looking at its price in relation to the company's business prospects and intrinsic worth, as measured by a wide range of financial and business data. In examining

                                                                 The Portfolio 3


DISCUSSION OF PERFORMANCE (CONTINUED)

each company' s fundamentals, together with economic and industry trends, we typically look for factors that could trigger a rise in a stock's price, such as new competitive opportunities or internal operational improvements. The result of our approach during the reporting period was a portfolio containing stocks
from    a    variety    of    different   market   sectors   and   industries.

What other factors influenced the portfolio's performance?

Although the U.S. economy showed signs of recovery during 2002, the pace of recovery proved slower than most investors had hoped, and corporate earnings growth remained sluggish. In addition, a series of revelations regarding accounting and oversight irregularities at several prominent corporations further undermined investor confidence, while the war on terrorism and conflict in the Middle East heightened market uncertainties, driving many stocks lower still.

The  portfolio  suffered from these influences to a slightly greater degree than the S& P 500 Index. That' s because the portfolio emphasized economically sensitive stocks that we believed were likely to benefit from improving economic growth. However, economic growth did not prove strong enough to boost corporate earnings. For example, we invested a relatively large percentage of the portfolio' s assets in technology stocks. However, declines among semiconductor chip makers and equipment companies, such as Micron Technology and Teradyne, took a particularly heavy toll on returns when customer demand failed to improve. The portfolio also posted somewhat weaker returns than its benchmark in the financial services area, where strength was concentrated largely among midcap regional banks, a group generally outside of the portfolio's large-cap focus. Finally, returns among industrial companies suffered, primarily due to the performance of Tyco International, one of the fund's larger holdings during the first half of the reporting period, which declined significantly when
questions    arose    regarding    its    accounting    practices.

On   the   other  hand,  the  portfolio  delivered  significantly  above-average
performance   in   the   health   care  sector,  where  we  focused  on  service

4

companies such as WellPoint Health Networks and HCA, and generic drug makers such as Teva Pharmaceuticals Industries. We generally de-emphasized major pharmaceutical companies, many of which were hurt by expiring patents and weak new product pipelines. In the energy group, the portfolio generated relatively strong returns by focusing on independent exploration and production companies such as XTO Energy and Anadarko Petroleum, which benefited from firm natural gas and oil prices. We also successfully avoided most telecommunications services companies, which fell sharply as they continued to suffer from overcapacity and weak corporate capital spending.

What is the portfolio's current strategy?

As of the end of the reporting period, we found a few investment opportunities among energy and technology stocks. By placing mild emphasis on economically sensitive areas, such as technology, we believe we have positioned the portfolio to benefit from potentially higher rates of economic growth. On the other hand, we have found fewer investment opportunities among industrial stocks and the
traditionally   defensive   health   care   and   consumer   staples   groups.

January 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

   Part of the portfolio's recent performance is attributable to its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the portfolio's performance.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAINS DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                                The Portfolio 5

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund, Growth and Income Portfolio Initial shares and Service shares and the Standard and Poor's 500 Composite Stock Price Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/02

                     Inception                                          From
                       Date             1 Year       5 Years          Inception
--------------------------------------------------------------------------------

INITIAL SHARES        5/2/94           (25.33)%      (2.43)%            8.22%

SERVICE SHARES        5/2/94           (25.46)%      (2.53)%            8.16%

THE DATA FOR SERVICE SHARES PRIMARILY REPRESENTS THE RESULTS OF INITIAL SHARES. ACTUAL SERVICE SHARES' AVERAGE ANNUAL TOTAL RETURN AND HYPOTHETICAL GROWTH RESULTS WOULD HAVE BEEN LOWER. SEE NOTES BELOW.

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE PORTFOLIO'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

6

PART OF THE PORTFOLIO'S RECENT PERFORMANCE IS ATTRIBUTABLE TO POSITIVE RETURNS FROM ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE PORTFOLIO'S PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL AND SERVICE SHARES OF DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO ON 5/2/94 (INCEPTION DATE OF INITIAL SHARES) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 4/30/94 IS USED AS THE BEGINNING VALUE ON 5/2/94.

THE PORTFOLIO'S INITIAL SHARES ARE NOT SUBJECT TO A RULE 12B-1 FEE. THE PORTFOLIO'S SERVICE SHARES ARE SUBJECT TO A 0.25% ANNUAL RULE 12B-1 FEE. THE PERFORMANCE FIGURES FOR SERVICE SHARES REFLECT THE PERFORMANCE OF THE PORTFOLIO'S INITIAL SHARES FROM THEIR INCEPTION DATE THROUGH DECEMBER 30, 2000, AND THE PERFORMANCE OF THE PORTFOLIO'S SERVICE SHARES FROM DECEMBER 31, 2000 (INCEPTION DATE OF SERVICE SHARES) TO DECEMBER 31, 2002 (BLENDED PERFORMANCE FIGURES). THE PERFORMANCE FIGURES FOR EACH SHARE CLASS REFLECT CERTAIN EXPENSE REIMBURSEMENTS, WITHOUT WHICH THE PERFORMANCE OF EACH SHARE CLASS WOULD HAVE BEEN LOWER. IN ADDITION, THE BLENDED PERFORMANCE FIGURES HAVE NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE SERVICE SHARES. IF THESE EXPENSES HAD BEEN REFLECTED, THE BLENDED PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE PORTFOLIO FEES AND EXPENSES (AFTER ANY EXPENSE REIMBURSEMENTS). THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                                 The Portfolio 7

STATEMENT OF INVESTMENTS

December 31, 2002

STATEMENT OF INVESTMENTS

COMMON STOCKS--98.2%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER DISCRETIONARY--12.5%

AOL Time Warner                                                                                 158,000  (a)           2,069,800

CDW Computer Centers                                                                             25,000  (a)           1,096,250

Carnival                                                                                        100,000  (b)           2,495,000

Clear Channel Communications                                                                     59,080  (a)           2,203,093

Comcast, Cl. A                                                                                   54,541  (a)           1,285,531

General Motors                                                                                   21,000  (b)             774,060

Home Depot                                                                                       51,000                1,221,960

Lamar Advertising                                                                                37,200  (a)           1,251,780

Liberty Media, Cl. A                                                                            189,000  (a)           1,689,660

Lowe's Cos.                                                                                      26,500                  993,750

Staples                                                                                          74,000  (a)           1,354,200

TJX Cos.                                                                                        136,000                2,654,720

Target                                                                                          130,000                3,900,000

Tiffany & Co.                                                                                    49,000                1,171,590

USA Interactive                                                                                  88,800  (a,b)         2,029,968

Viacom, Cl. B                                                                                   117,096  (a)           4,772,833

                                                                                                                      30,964,195

CONSUMER STAPLES--7.8%

Coca-Cola                                                                                        46,000                2,015,720

Colgate-Palmolive                                                                                19,000                  996,170

Kimberly-Clark                                                                                   24,000                1,139,280

Kraft Foods                                                                                     101,700                3,959,181

PepsiCo                                                                                          70,000                2,955,400

Philip Morris Cos.                                                                               68,000                2,756,040

Procter & Gamble                                                                                 46,000                3,953,240

UST                                                                                              45,000                1,504,350

                                                                                                                      19,279,381

ENERGY--9.9%

Anadarko Petroleum                                                                              111,000                5,316,900

ChevronTexaco                                                                                    18,424                1,224,828

Exxon Mobil                                                                                     222,446                7,772,263

Ocean Energy                                                                                    147,000                2,935,590

Schlumberger                                                                                     70,000                2,946,300

Transocean                                                                                       49,000                1,136,800

XTO Energy                                                                                      123,500                3,050,450

                                                                                                                      24,383,131
8

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIALS--21.6%

American Express                                                                                 57,700                2,039,695

American International Group                                                                    139,891                8,092,694

Bank of America                                                                                  51,900                3,610,683

Bank of New York                                                                                 53,000                1,269,880

Bank One                                                                                         34,000                1,242,700

Citigroup                                                                                       180,535                6,353,027

Countrywide Financial                                                                            26,000                1,342,900

Federal Home Loan Mortgage                                                                       62,600                3,696,530

Federal National Mortgage Association                                                            50,400                3,242,232

FleetBoston Financial                                                                            84,588                2,055,489

Goldman Sachs Group                                                                              24,000                1,634,400

Household International                                                                          55,700  (b)           1,549,017

J.P. Morgan Chase Bank                                                                           34,600                  830,400

MBNA                                                                                             80,000                1,521,600

Marsh & McLennan Cos.                                                                            38,000                1,755,980

Morgan Stanley                                                                                   80,200                3,201,584

St. Paul Cos.                                                                                    34,900                1,188,345

Travelers Property Casualty, Cl. A                                                              116,799  (a)           1,711,105

Travelers Property Casualty, Cl. B                                                               16,025  (a)             234,766

Wells Fargo                                                                                     104,000                4,874,480

XL Capital, Cl. A                                                                                24,000                1,854,000

                                                                                                                      53,301,507

HEALTH CARE--13.1%

Abbott Laboratories                                                                              42,000                1,680,000

Amgen                                                                                            36,000  (a)           1,740,240

Anthem                                                                                           18,800  (a)           1,182,520

Bard (C.R.)                                                                                      23,000                1,334,000

Bristol-Myers Squibb                                                                             49,000                1,134,350

HCA                                                                                              62,100                2,577,150

Johnson & Johnson                                                                                48,000                2,578,080

Eli Lilly & Co.                                                                                  30,000                1,905,000

Merck & Co.                                                                                      71,000                4,019,310

Pfizer                                                                                          201,500                6,159,855

Pharmacia                                                                                        42,000                1,755,600

Teva Pharmaceutical Industries, ADR                                                              56,000                2,162,160

                                                                                            The Portfolio 9

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

WellPoint Health Networks                                                                        36,200  (a)           2,575,992

Wyeth                                                                                            39,000                1,458,600

                                                                                                                      32,262,857

INDUSTRIALS--8.8%

Boeing                                                                                           44,000                1,451,560

Danaher                                                                                          26,000                1,708,200

Emerson Electric                                                                                 27,000                1,372,950

First Data                                                                                       47,000                1,664,270

General Dynamics                                                                                 16,900                1,341,353

General Electric                                                                                283,000                6,891,050

Masco                                                                                            45,300                  953,565

Norfolk Southern                                                                                 51,600                1,031,484

Raytheon                                                                                         42,000                1,291,500

Tyco International                                                                               68,000                1,161,440

United Technologies                                                                              20,200                1,251,188

3M                                                                                               12,000                1,479,600

                                                                                                                      21,598,160

INFORMATION TECHNOLOGY--17.2%

Accenture, Cl. A                                                                                 92,000  (a)           1,655,080

Altera                                                                                           64,000  (a)             789,760

Analog Devices                                                                                   41,000  (a)             978,670

Applied Materials                                                                                73,000  (a)             951,190

Computer Sciences                                                                                41,200  (a)           1,419,340

Dell Computer                                                                                    99,000  (a)           2,647,260

Hewlett-Packard                                                                                 130,825                2,271,122

Intel                                                                                           267,800                4,169,646

International Business Machines                                                                  63,000                4,882,500

Jabil Circuit                                                                                    89,000  (a,b)         1,594,880

KLA-Tencor                                                                                       44,000  (a)           1,556,280

Micron Technology                                                                               105,000  (a,b)         1,022,700

Microsoft                                                                                       208,000  (a)          10,753,600

Motorola                                                                                        141,000                1,219,650

National Semiconductor                                                                           57,800  (a)             867,578

10

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INFORMATION TECHNOLOGY (CONTINUED)

Nokia, ADR                                                                                       72,000                1,116,000

Oracle                                                                                          243,000  (a)           2,624,400

Teradyne                                                                                         74,000  (a,b)           962,740

Texas Instruments                                                                                70,000                1,050,700

                                                                                                                      42,533,096

MATERIALS--3.1%

Alcoa                                                                                            52,000                1,184,560

Dow Chemical                                                                                     47,000                1,395,900

International Paper                                                                              74,000                2,587,780

PPG Industries                                                                                   27,000                1,354,050

Weyerhaeuser                                                                                     25,000                1,230,250

                                                                                                                       7,752,540

TELECOMMUNICATION SERVICES--2.9%

BellSouth                                                                                        64,000                1,655,680

SBC Communications                                                                              145,000                3,930,950

Verizon Communications                                                                           42,000                1,627,500

                                                                                                                       7,214,130

UTILITIES--1.3%

Exelon                                                                                           27,000                1,424,790

Progress Energy                                                                                  19,000                  823,650

TXU                                                                                              53,700                1,003,116

                                                                                                                       3,251,556

TOTAL COMMON STOCKS

   (cost $270,909,637)                                                                                               242,540,553
------------------------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENTS--1.0%
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                       822,000  (c)             822,000

Dreyfus Institutional Cash Advantage Plus Fund                                                  822,000  (c)             822,000

Dreyfus Institutional Preferred Plus Money Market Fund                                          822,000  (c)             822,000

TOTAL OTHER INVESTMENTS

   (cost $2,466,000)                                                                                                   2,466,000

                                                                                            The Portfolio 11

STATEMENT OF INVESTMENTS (CONTINUED)

INVESTMENT OF CASH COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

   FOR SECURITIES LOANED--1.1%                                                                   Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred Money Market Fund
   (cost $2,789,198)                                                                          2,789,198                2,789,198
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--.9%                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   1.60%, 1/9/2003                                                                              402,000  (d)             401,916

   1.12%, 1/23/2003                                                                           1,101,000  (e)           1,100,284

   1.17%, 2/13/2003                                                                             601,000  (e)             600,213

TOTAL SHORT-TERM INVESTMENTS

   (cost $2,102,263)                                                                                                   2,102,413
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $278,267,098)                                                             101.2%             249,898,164

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (1.2%)             (2,962,271)

NET ASSETS                                                                                        100.0%             246,935,893

(A) NON-INCOME PRODUCING.

(B)  ALL OR A PORTION OF THESE SECURITIES ARE ON LOAN. AT DECEMBER 31, 2002, THE
TOTAL MARKET VALUE OF THE PORTFOLIO'S SECURITIES ON LOAN IS $2,698,709 AND THE
TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE PORTFOLIO IS $2,789,198.

(C)  INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS--SEE NOTE 3(D).

(D)  PARTIALLY HELD BY BROKER IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN
FINANCIAL FUTURES POSITIONS.

(E)  PARTIALLY HELD BY BROKER AS COLLATERAL FOR OPEN SHORT POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

12

STATEMENT OF FINANCIAL FUTURES

December 31, 2002

                                         Market Value                                                     Unrealized
                                           Covered by                                                  (Depreciation)
                                            Contracts        Contracts ($)          Expiration      at 12/31/2002 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

Standard & Poor's 500                              10           2,197,250           March 2003               (20,625)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                The Portfolio 13

STATEMENT OF SECURITIES SOLD SHORT

December 31, 2002

COMMON STOCKS                                           Shares   Value ($)
--------------------------------------------------------------------------------

Teva Pharmaceutical Industries, ADR

   (proceeds $2,090,512)                                56,000  2,162,160

SEE NOTES TO FINANCIAL STATEMENTS.

14

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

                                                              Cost        Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments
   (including securities loaned valued at $2,698,709)  278,267,098  249,898,164

Cash                                                                     23,545

Receivable from brokers for proceeds on securities sold short         2,090,512

Dividends and interest receivable                                       305,669

Receivable for shares of Beneficial Interest subscribed                  10,353

Receivable for futures variation margin--Note 4                           3,892

Prepaid expenses                                                          6,303

                                                                    252,338,438
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           169,671

Liability for securities loaned--Note 1(c)                            2,789,198

Securities sold short, at value (proceeds $2,090,512)
  --see Statement of Securities Sold Short                            2,162,160

Payable for shares of Beneficial Interest redeemed                      218,623

Accrued expenses                                                         62,893

                                                                      5,402,545
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      246,935,893
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     314,878,372

Accumulated undistributed investment income--net                         16,981

Accumulated net realized gain (loss)
  on investments                                                    (39,498,253)

Accumulated net unrealized appreciation (depreciation)
  on investments [including ($20,625) net unrealized
  (depreciation) on financial futures]                              (28,461,207)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      246,935,893

NET ASSET VALUE PER SHARE

                                        Initial Shares  Service Shares
-----------------------------------------------------------------------------

Net Assets ($)                             226,548,383      20,387,510

Shares Outstanding                          14,107,705       1,272,073
-----------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                    16.06           16.03

SEE NOTES TO FINANCIAL STATEMENTS.

                                                               The Portfolio 15

STATEMENT OF OPERATIONS

Year Ended December 31, 2002

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $1,315 foreign taxes withheld at source)      4,419,337

Interest                                                                53,288

Income from securities lending                                           5,345

TOTAL INCOME                                                         4,477,970

EXPENSES:

Investment advisory fee--Note 3(a)                                   2,415,207

Prospectus and shareholders' reports                                    54,124

Distribution fees--Note 3(b)                                            51,558

Professional fees                                                       32,782

Trustees' fees and expenses--Note 3(c)                                  29,188

Custodian fees--Note 3(b)                                               25,246

Shareholder servicing costs --Note 3(b)                                 22,402

Loan commitment fees--Note 2                                             4,638

Interest expense--Note 2                                                 2,821

Miscellaneous                                                              636

TOTAL EXPENSES                                                       2,638,602

Less--waiver of fees due to undertaking--Note 3(a)                     (11,182)

NET EXPENSES                                                         2,627,420

INVESTMENT INCOME--NET                                               1,850,550
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

  Long transactions                                                (35,996,735)

  Short sale transactions                                               31,025

Net realized gain (loss) on financial futures                          431,978

NET REALIZED GAIN (LOSS)                                           (35,533,732)

Net unrealized appreciation (depreciation) on investments and securities sold short [including ($19,275)
  net unrealized (depreciation) on financial futures]              (64,066,004)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (99,599,736)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (97,749,186)

SEE NOTES TO FINANCIAL STATEMENTS.

16

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                            ------------------------------------

                                                     2002                 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,850,550            1,957,180

Net realized gain (loss) on investments       (35,533,732)          (1,437,126)

Net unrealized appreciation (depreciation)
   on investments                             (64,066,004)         (27,759,014)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (97,749,186)         (27,238,960)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS ($):

From investment income--net:

Initial shares                                 (1,780,284)          (1,998,915)

Service shares                                   (100,587)             (30,470)

From net realized gain on investments:

Initial shares                                         --           (2,011,489)

Service shares                                         --              (26,098)

In excess of net realized gain on investments:

Initial shares                                         --           (4,213,358)

Service shares                                         --              (54,665)

TOTAL DIVIDENDS                                (1,880,871)          (8,334,995)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                 29,993,819           50,777,067

Service shares                                 13,574,671           17,844,559

Dividends reinvested:

Initial shares                                  1,780,284            8,223,762

Service shares                                    100,587              111,233

Cost of shares redeemed:

Initial shares                                (97,622,710)         (75,405,570)

Service shares                                 (3,014,297)          (1,631,112)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (55,187,646)             (80,061)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (154,817,703)         (35,654,016)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           401,753,596          437,407,612

END OF PERIOD                                 246,935,893          401,753,596

Undistributed investment income--net               16,981               47,302

                                                               The Portfolio 17

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended December 31,
                                               ---------------------------------

                                                     2002                 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                     1,644,953            2,265,529

Shares issued for dividends reinvested            102,406              381,438

Shares redeemed                                (5,452,822)          (3,463,369)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (3,705,463)            (816,402)
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       690,262              821,440

Shares issued for dividends reinvested              5,941                5,165

Shares redeemed                                  (173,258)             (77,498)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     522,945              749,107

SEE NOTES TO FINANCIAL STATEMENTS.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                                                                       Year Ended December 31,
                                                              ----------------------------------------------------------------------

INITIAL SHARES                                                   2002           2001           2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            21.65          23.48          25.48          22.63         20.78

Investment Operations:

Investment income--net                                            .11(a)         .11(a)         .14(a)         .16(a)        .21

Net realized and unrealized
   gain (loss) on investments                                   (5.59)         (1.49)         (1.10)          3.64          2.23

Total from Investment Operations                                (5.48)         (1.38)          (.96)          3.80          2.44

Distributions:

Dividends from investment income--net                            (.11)          (.11)          (.15)          (.15)         (.20)

Dividends from net realized
   gain on investments                                             --           (.11)          (.89)          (.70)         (.39)

Dividends in excess of net realized
   gain on investments                                             --           (.23)            --           (.10)           --

Total Distributions                                              (.11)          (.45)         (1.04)          (.95)         (.59)

Net asset value, end of period                                  16.06          21.65          23.48          25.48         22.63
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (25.33)         (5.85)         (3.78)         16.88         11.81
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                          .80            .79            .78            .79           .78

Ratio of interest expense, loan
   commitment fees and dividends
   on securities sold short
   to average net assets                                          .00(b)         .01             --             --            --

Ratio of net investment income
   to average net assets                                          .58            .48            .56            .67          1.00

Portfolio Turnover Rate                                         34.61          33.82          60.90          96.26        126.18
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         226,548        385,569        437,407        461,392       430,702

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                The Portfolio 19

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                               Year Ended December 31,
                                                                                 ---------------------------------------------------

SERVICE SHARES                                                                         2002            2001              2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  21.61           23.48             23.48

Investment Operations:

Investment income--net                                                                  .08(b)          .06(b)             --

Net realized and unrealized
   gain (loss) on investments                                                         (5.58)          (1.51)               --

Total from Investment Operations                                                      (5.50)          (1.45)               --

Distributions:

Dividends from investment income--net                                                  (.08)           (.08)               --

Dividends from net realized gain on investments                                          --            (.11)               --

Dividends in excess of net realized
   gain on investments                                                                   --            (.23)               --

Total Distributions                                                                    (.08)           (.42)               --

Net asset value, end of period                                                        16.03           21.61             23.48
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                     (25.46)          (6.14)               --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                                                .98            1.00                --

Ratio of interest expense, loan commitment fees
   and dividends on securities sold sold short
   to average net assets                                                                .00(c)          .01                --

Ratio of net investment income
   to average net assets                                                                .43             .28                --

Decrease reflected in above expense ratios
   due to undertaking by
   The Dreyfus Corporation                                                              .05             .11                --

Portfolio Turnover Rate                                                               34.61           33.82             60.90
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                20,388          16,185                 1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve series, including the Growth and Income Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a non-diversified series. The portfolio's investment objective is to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Dreyfus Corporation (the "Manager") serves as the portfolio's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary
of    Mellon    Financial    Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last

                                                               The Portfolio 21

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and
unrealized    gain    or    loss    on    investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the portfolios' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.

22

The portfolio may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the portfolio's Statement of Investments. The portfolio will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the portfolio would bear the risk of delay in recovery of, or loss of rights in, the securities loaned
should   a  borrower  fail  to  return  the  securities  in  a  timely  manner.

(D)  DIVIDENDS  TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date.
The portfolio declares and pays dividends from investment income-net on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $16,981, accumulated capital losses $33,853,822 and unrealized depreciation $30,100,052. In addition, the portfolio had $4,005,586 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

                                                                The Portfolio 23

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, the carryover expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2002 and December 31, 2001, respectively, were as follows: ordinary income $1,880,871 and $2,029,385 and long-term capital gains
$0    and    $6,305,610.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on
prevailing   market   rates   in   effect   at   the   time   of   borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended December 31, 2002, was $128,500 with a related weighted average annualized interest rate of 2.20%.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolios' average daily net assets and is payable monthly.

The Manager has agreed, from January 1, 2002 to December 31, 2003 to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1% of the value of the average daily net assets of their class. During the period ended December 31, 2002, the Manager waived receipt of fees of $11,182, pursuant to the undertaking.

24

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2002, Service shares were charged $51,558 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2002, the portfolio was charged $431 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2002, the portfolio was charged $25,246 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                                The Portfolio 25

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(D) Commencing June 13, 2002, pursuant to an exemptive order from the Securities and Exchange Commission, the portfolio may invest its available cash balances in affiliated money market funds as shown in the portfolio' s Statement of Investments. Management fees are not charged to these accounts. During the period ended December 31, 2002, the portfolio derived $45,626 in income from these investments, which is included in dividend income in the portfolio's Statement of Operations.

(E) During the period ended December 31, 2002, the fund incurred total brokerage commissions of $424,831 of which $300 was paid to Harborside Plus Inc., a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and financial futures, during the period ended December 31, 2002:

                                       Purchases ($)          Sales ($)
--------------------------------------------------------------------------------

Long transactions                       109,496,378        152,887,869

Short sale transactions                   3,294,485          2,677,444

     TOTAL                              112,790,863        155,565,313

The portfolio is engaged in short-selling which obligates the portfolio to replace the security borrowed by purchasing the security at current market value. The portfolio would incur a loss if the price of the security increases between the date of the short sale and the date on which the portfolio replaces the borrowed security. The portfolio would realize a gain if the price of the security declines between those dates. Until the portfolio replaces the borrowed security, the portfolio will maintain daily, a segregated account with a broker, of permissible liquid assets sufficient to cover its short position. Securities sold short at December 31, 2002, and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

26

The portfolio may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The portfolio is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the portfolio to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the portfolio recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at December 31, 2002, are set forth in the Statement of Financial Futures

At December 31, 2002, the cost of investments for federal income tax purposes was $279,682,863; accordingly, accumulated net unrealized depreciation on
investments   was   $29,784,699,  consisting  of  $24,354,041  gross  unrealized
appreciation    and    $54,138,740    gross    unrealized    depreciation.

                                                                The Portfolio 27

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Variable Investment Fund, Growth and Income Portfolio

We have audited the accompanying statements of assets and liabilities, including the statements of investments, financial futures and securities sold short, of Dreyfus Variable Investment Fund, Growth and Income Portfolio (one of the funds comprising Dreyfus Variable Investment Fund) as of December 31, 2002 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Growth and Income Portfolio at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


Ernst & Young LLP

New York, New York
February 7, 2003

28

IMPORTANT TAX IMFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2002 as qualifying for the corporate dividends received deduction.

                                                                The Portfolio 29

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

DAVID P. FELDMAN (63)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* 59 Wall Street Mutual Funds Group (11 Funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 53

                              --------------

JAMES F. HENRY (72)

BOARD MEMBER (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President, CPR Institute for Dispute Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation (Retired 2001).

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

ROSALIND GERSTEN JACOBS (77)

BOARD MEMBER (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Merchandise and marketing consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 37

30

DR. PAUL A. MARKS (76)

BOARD MEMBER (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and Chief Executive Officer of Memorial Sloan-Kettering Cancer Center (Retired 1999)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Pfizer, Inc., a pharmaceutical company, President-Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

DR. MARTIN PERETZ (63)

BOARD MEMBER (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Editor-in-Chief of The New Republic Magazine

* Lecturer in Social Studies at Harvard University

* Co-Chairman of TheStreet.com, a financial daily on the web

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Academy for Liberal Education, an accrediting agency for colleges and universities certified by the U.S. Department of Education, Director

* Digital Learning Group, LLC., an online publisher of college textbooks, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

BERT W. WASSERMAN (70)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Financial Consultant

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Malibu Entertainment International, Inc., Director

* Lillian Vernon Corporation, Director

* PSC, Inc., a leading provider of mobile and wireless systems, retail automation solutions and automated data collection products, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER

IRVING KRISTOL, EMERITUS BOARD MEMBER

                                                                The Portfolio 31

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1991.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 19 investment companies (comprised of 40 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since May 1986.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Treasury Manager of the Manager, and an officer of 37 investment companies (comprised of 78 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since August 1984.

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprised of 77 portfolios) managed by the Manager. He is 34 years old and has been an employee of the Manager since November 1992.

32

ROBERT S. ROBOL, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 28 investment companies (comprised of 119 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 28 investment companies (comprised of 119 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE  SEPTEMBER
2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 199 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                               The Portfolio 33

                        For More Information

                        Dreyfus Variable Investment Fund, Growth and Income Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2003 Dreyfus Service Corporation                                  108AR1202


      Dreyfus Variable
      Investment Fund,
      International
      Equity Portfolio

      ANNUAL REPORT December 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Portfolio Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            18   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Important Tax Information

                            26   Board Members Information

                            28   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                               Dreyfus Variable Investment Fund,
                                                  International Equity Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We   present   this   annual  report  for  Dreyfus  Variable  Investment  Fund,
International Equity Portfolio, covering the 12-month period from January 1, 2002 through December 31, 2002. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Paul Butler.

In 2002, investors witnessed the third consecutive year of negative returns for the global stock markets. With broad measures of global stock market performance down since early 2000, this bear market has been driven by deteriorating business conditions in Europe and deflationary pressures in Japan. Despite recent financial crises in Latin America, the emerging markets generally fared better than the developed markets during the year. However, the market's disappointing start to the 21st century may be good news for today' s growth-oriented investors as, historically, growth opportunities have generally been greatest when the economic news is bad, prices are down and investors shun stocks.

At the same time, no one can say for sure what direction the markets will take or which investment style will prevail, which is why we continue to encourage you to maintain a long-term perspective and an ongoing dialogue with your financial advisor. Investors with the patience and discipline to weather today's market uncertainty may reap the potential benefits of the better economic times that we believe lie ahead.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2003


2

DISCUSSION OF PERFORMANCE

Paul Butler, Portfolio Manager

How did Dreyfus Variable Investment Fund, International Equity Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2002, the portfolio produced total returns of -15.94% for its Initial shares and -16.20% for its Service shares.(1) This compares with a -15.94% total return produced by the portfolio's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE Index"), for the same period.(2)

We attribute the market's and the portfolio's disappointing returns to sluggish global economic growth, weak corporate earnings, instability in the Middle East and concern over the possibility of United States military action in Iraq.

What is the portfolio's investment approach?

The portfolio focuses on individual stock selection. We do not attempt to predict interest rates or market movements, nor do we have country allocation models or targets. Rather, we choose investments on a company-by-company basis, searching for what we believe are well-managed, well-positioned companies, wherever they may be.

In choosing stocks, the portfolio establishes a global framework within which to select investments. This involves identifying and forecasting key trends in global economic variables such as gross domestic product, inflation and interest rates; investment themes such as the impact of new technologies and the globalization of industries and brands; relative values of equity securities, bonds and cash; and long-term trends in currency movements.

Within the markets and sectors determined to be relatively attractive, the portfolio seeks what it believes to be attractively priced companies that possess a sustainable competitive advantage in their market or sector. The portfolio generally will sell securities when themes or strategies change,

                                                               The Portfolio 3


DISCUSSION OF PERFORMANCE (CONTINUED)

or when the portfolio determines that the company's prospects have changed, or if the portfolio believes that the company's stock is fully valued by the market.

What other factors influenced the portfolio's performance?

International markets posted mixed results during the early portion of the reporting period. Investors attempted to look beyond concerns arising from weak corporate earnings, sluggish global growth and the threat of terrorism-related shocks toward an economic recovery that they hoped would take place following an aggressive series of interest-rate cuts by the world's central bankers.

Such optimism waned in the third quarter of 2002 as global economic weakness persisted. Investors grew increasingly concerned about potential military action by the United States in Iraq, and corporate scandals in the U.S. further eroded investor confidence. With these overhanging issues, stocks around the world, including those held by the portfolio, declined sharply with only a tentative rebound at year-end.

We still remain unconvinced that Japan will emerge from its deflationary recession anytime soon and as a result, the portfolio held few Japanese stocks. However, Japan was one of the stronger performers among major markets, and our investment stance hurt relative performance. Due to Europe's slow economic growth and mixed prospects for the near future, we gradually reduced the portfolio's European investments. However, early emphasis on this generally weak regional market detracted from performance. Asian markets outside Japan benefited from growth in domestic demand and some recovery in export markets. Relatively strong returns from our investments there partially offset weaknesses in other areas.

We shifted investments among industry groups during the year. Early emphasis on technology, telecommunications and media companies contributed negatively to performance. However, moves into consumer products midway through the reporting period, such as foods and tobacco, generally boosted returns. Emphasis late in the year on

4

the financial sector, including selected banks and insurers, also improved the portfolio's results.

What is the portfolio's current strategy?

Although growth-oriented stocks performed poorly for most of the reporting period, we do not believe that the proper response to such weakness is to retreat solely into more defensive areas. We believe that many traditionally more defensive areas are currently expensive and have little room for price gains if the broader market rallies. Instead, we seek to take advantage of attractive values among both growth-oriented and value-oriented shares, which should benefit from the rally that we believe will occur when the global economy gains momentum.

Accordingly, we have continued to emphasize Asia outside of Japan, which, in our view, should continue to experience positive economic growth and where stock prices remain attractive. We recently added selected Asian financial and technology stocks to the portfolio.

Finally, in a global economic environment characterized by low interest rates, low inflation, low earnings growth and low expectations of stock market returns, we believe that companies able to manage costs and show at least modest pricing power through well-regarded brands or high barriers to entry should perform well.

January 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE) INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES.

                                                        The Portfolio 5

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund, International Equity Portfolio Initial shares and Service shares and the Morgan Stanley Capital International Europe, Australasia, Far East Index


------------------------------------------------------------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/02

                                                            Inception                                                From
                                                              Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

INITIAL SHARES                                               5/2/94           (15.94)%            (3.64)%            0.78%

SERVICE SHARES                                               5/2/94           (16.20)%            (3.75)%            0.72%


THE DATA FOR SERVICE SHARES PRIMARILY REPRESENTS THE RESULTS OF INITIAL SHARES. ACTUAL SERVICE SHARES' AVERAGE ANNUAL TOTAL RETURN AND HYPOTHETICAL GROWTH RESULTS WOULD HAVE BEEN LOWER. SEE NOTES BELOW.

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE PORTFOLIO'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

6

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL AND SERVICE SHARES OF DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO ON 5/2/94 (INCEPTION DATE OF INITIAL SHARES) TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 4/30/94 IS USED AS THE BEGINNING VALUE ON 5/2/94.

THE PORTFOLIO'S INITIAL SHARES ARE NOT SUBJECT TO A RULE 12B-1 FEE. THE PORTFOLIO'S SERVICE SHARES ARE SUBJECT TO A 0.25% ANNUAL RULE 12B-1 FEE. THE PERFORMANCE FIGURES FOR SERVICE SHARES REFLECT THE PERFORMANCE OF THE PORTFOLIO'S INITIAL SHARES FROM THEIR INCEPTION DATE THROUGH DECEMBER 30, 2000, AND THE PERFORMANCE OF THE PORTFOLIO'S SERVICE SHARES FROM DECEMBER 31, 2000 (INCEPTION DATE OF SERVICE SHARES) TO DECEMBER 31, 2002 (BLENDED PERFORMANCE FIGURES). THE BLENDED PERFORMANCE FIGURES HAVE NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE SERVICE SHARES. IF THESE EXPENSES HAD BEEN REFLECTED, THE BLENDED PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE PORTFOLIO FEES AND EXPENSES. THE INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES AND INCLUDES NET DIVIDENDS REINVESTED. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                        The Portfolio 7

December 31, 2002

STATEMENT OF INVESTMENTS



COMMON STOCKS--97.6%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
AUSTRIA--2.0%

Erste Bank der oesterreichischen Sparkassen                                                       8,630                  581,184

BRAZIL--3.1%

Aracruz Celulose, ADR                                                                            21,100                  391,616

Petroleo Brasileiro, ADR                                                                         38,800                  519,920

                                                                                                                         911,536

FINLAND--1.3%

Nokia                                                                                            24,200                  384,888

FRANCE--10.8%

Aventis                                                                                          12,485                  678,930

BNP Paribas                                                                                       8,660                  353,014

L'Oreal                                                                                           2,670                  203,355

Lafarge                                                                                           2,490                  187,685

Sanofi-Synthelabo                                                                                 5,880                  359,567

Societe Generale                                                                                  8,400                  489,417

TotalFinaElf                                                                                      2,040                  291,471

Vivendi Environnement                                                                            14,496                  338,142

Vivendi Environnement Warrants                                                                   13,000  (a)               1,501

Vivendi Universal                                                                                15,900                  256,887

                                                                                                                       3,159,969

GERMANY--4.4%

AMB Generali Holding                                                                              6,380                  341,584

Deutsche Bank                                                                                     7,800                  359,472

Deutsche Boerse                                                                                   5,200                  207,440

SAP                                                                                               2,420                  189,777

Volkswagen                                                                                        4,790                  173,485

                                                                                                                       1,271,758

HONG KONG--2.1%

Cheung Kong Holdings                                                                             31,000                  201,737

Sun Hung Kai Properties                                                                          69,000                  408,771

                                                                                                                         610,508

HUNGARY--1.4%

OTP Bank                                                                                         42,900                  421,983

INDIA--.3%

ITC, GDR                                                                                          6,900                   95,565

INDONESIA--5.4%

PT Astra International                                                                          758,000  (a)             266,782

PT Bank Central Asia                                                                          2,710,000                  756,983

8

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDONESIA (CONTINUED)

PT Hanjaya Mandala Sampoerna                                                                  1,303,500                  538,877

                                                                                                                       1,562,642

ITALY--4.9%

Assicurazioni Generali                                                                           24,300                  499,999

Eni                                                                                              12,300                  195,625

Parmalat Finanziaria                                                                             84,800                  202,082

Telecom Italia                                                                                   70,400                  534,340

                                                                                                                       1,432,046

JAPAN--13.6%

CANON                                                                                            10,000                  376,421

JAPAN TELECOM HOLDINGS                                                                               91                  282,004

Japan Real Estate Investment                                                                         69                  350,956

KYOCERA                                                                                           4,900                  285,128

Kuraray                                                                                          54,000                  334,686

LAWSON                                                                                           12,500                  301,053

MURATA MANUFACTURING                                                                              5,200                  203,621

Nintendo                                                                                          2,500                  233,474

Nippon Yusen Kabushiki Kaisha                                                                    62,000                  208,842

OLYMPUS OPTICAL                                                                                  18,000                  293,154

Office Building Fund of Japan                                                                        64                  335,225

ROHM                                                                                              1,900                  241,760

SECOM                                                                                             6,000                  205,642

Shin-Etsu Chemical                                                                                9,300                  304,649

                                                                                                                       3,956,615

LUXEMBOURG--.7%

Arcelor                                                                                          15,510  (a)             190,830

MEXICO--2.1%

America Movil, ADR                                                                               24,400                  350,384

Grupo Televisa, ADR                                                                               9,700  (a)             270,921

                                                                                                                         621,305

NETHERLANDS--4.5%

Aegon                                                                                            33,000                  424,728

Koninklijke Numico                                                                               15,360                  193,499

Koninklijke (Royal) Philips Electronics                                                          25,500                  447,057

Vedior                                                                                           44,050                  251,566

                                                                                                                       1,316,850

                                                                                                                     The Portfolio 9

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RUSSIA--.7%

YUKOS, ADR                                                                                        1,430                  200,529

SINGAPORE--.8%

MobileOne (Asia)                                                                                337,000                  237,037

SOUTH KOREA--6.4%

KT, ADR                                                                                          11,785                  253,967

Kookmin Bank, ADR                                                                                16,450                  581,507

Korea Tobacco & Ginseng, GDR                                                                     79,300  (b)             527,345

Samsung Electronics                                                                               1,205                  319,017

Shinsegae                                                                                         1,470  (a)             185,292

                                                                                                                       1,867,128

SPAIN--2.9%

Aurea Concesiones de Infraestructuras del Estado                                                 20,270                  506,238

Telefonica                                                                                       36,300  (a)             325,059

                                                                                                                         831,297

SWEDEN--1.0%

Ericsson, Cl. B                                                                                 398,300  (a)             279,860

SWITZERLAND--4.5%

Nestle                                                                                            1,375                  291,600

STMicroelectronics                                                                               12,845                  251,894

UBS                                                                                               5,800  (a)             282,108

Zurich Financial Services                                                                         5,180                  483,656

                                                                                                                       1,309,258

THAILAND--3.2%

National Finance                                                                              1,189,100  (a)             408,038

Siam Cement                                                                                      18,100                  524,577

                                                                                                                         932,615

TAIWAN--.5%

Asustek Computer, GDR                                                                            83,000                  141,100

UNITED KINGDOM--19.9%

ARM Holdings                                                                                    115,000  (a)              88,889

Barclays                                                                                         61,600                  381,899

British Sky Broadcasting Group                                                                   18,200  (a)             187,275

Dixons Group                                                                                     94,300                  220,184

Egg                                                                                              95,000  (a)             220,289

GlaxoSmithKline                                                                                  51,050                  979,893

10

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

HSBC Holdings                                                                                    70,400                  778,251

London Stock Exchange                                                                            13,000                   66,099

mmO2                                                                                            222,000  (a)             158,188

Prudential                                                                                       40,100                  283,476

Reckitt Benckiser                                                                                10,525                  204,228

Royal Bank of Scotland Group                                                                     14,300                  342,646

Shell Transport & Trading                                                                       170,100                1,120,300

Vodafone Group                                                                                  428,875                  782,124

                                                                                                                       5,813,741

UNITED STATES--1.1%

Comverse Technology                                                                              30,700  (a)             307,614

TOTAL COMMON STOCKS

   (cost $29,992,394)                                                                                                 28,437,858
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--1.1%
------------------------------------------------------------------------------------------------------------------------------------

GERMANY;

Fresenius Medical Care, ADR                                                                           1                       10

Henkel                                                                                            4,790                  303,221

TOTAL PREFERRED STOCKS

   (cost $279,056)                                                                                                       303,231
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $30,271,450)                                                               98.7%              28,741,089

CASH AND RECEIVABLES (NET)                                                                          1.3%                 392,759

NET ASSETS                                                                                        100.0%              29,133,848

(A)  NON-INCOME PRODUCING.

(B)  SECURITY EXEMPT FROM REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT OF
     1933. THIS SECURITY MAY BE SOLD IN TRANSACTIONS  EXEMPT FROM  REGISTRATION,
     NORMALLY TO QUALIFIED  INSTITUTIONAL  BUYERS.  AT DECEMBER  31, 2002,  THIS
     SECURITY AMOUNTED TO $527,345 OR 1.8% OF NET ASSETS.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio 11

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  30,271,450  28,741,089

Cash                                                                    235,358

Net unrealized appreciation on
  forward currency exchange contracts--Note 4                           122,616

Dividends receivable                                                    112,723

Prepaid expenses                                                          9,607

                                                                     29,221,393
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            19,085

Payable for shares of Beneficial Interest redeemed                       20,435

Accrued expenses                                                         48,025

                                                                         87,545
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       29,133,848
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      56,485,536

Accumulated undistributed investment income--net                         75,224

Accumulated net realized gain (loss) on investments                 (26,024,416)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                   (1,402,496)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       29,133,848

NET ASSET VALUE PER SHARE

                                                   Initial Shares       Service
Shares
--------------------------------------------------------------------------------

Net Assets ($)                                         27,116,915     2,016,933

Shares Outstanding                                      3,098,453       230,782
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                8.75          8.74

SEE NOTES TO FINANCIAL STATEMENTS.

12

STATEMENT OF OPERATIONS

Year Ended December 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

CASH DIVIDENDS (net of $94,873 foreign taxes withheld at source)       759,196

EXPENSES:

Investment advisory fee--Note 3(a)                                     270,636

Custodian fees                                                          68,289

Prospectus and shareholders' reports                                    34,246

Auditing fees                                                           23,177

Distribution fees--Note 3(b)                                             4,944

Shareholder servicing costs--Note 3(b)                                   3,862

Trustees' fees and expenses--Note 3(c)                                   3,105

Legal fees                                                               1,211

Loan commitment fees--Note 2                                               499

Miscellaneous                                                            7,482

TOTAL EXPENSES                                                         417,451

INVESTMENT INCOME--NET                                                 341,745
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments
  and foreign currency transactions                                 (4,330,001)

Net realized gain (loss) on forward currency exchange contracts        664,307

NET REALIZED GAIN (LOSS)                                            (3,665,694)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                 (2,702,762)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (6,368,456)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (6,026,711)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio 13

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                              ----------------------------------

                                                     2002                 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            341,745              121,013

Net realized gain (loss) on investments        (3,665,694)         (18,208,920)

Net unrealized appreciation (depreciation)
   on investments                              (2,702,762)            (794,284)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (6,026,711)         (18,882,191)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                   (945,989)            (396,867)

Service shares                                    (59,674)             (11,987)

TOTAL DIVIDENDS                                (1,005,663)            (408,854)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                  3,293,604            6,691,539

Service shares                                  6,548,333            6,479,104

Dividends reinvested:

Initial shares                                    945,989              396,867

Service shares                                     59,674               11,987

Cost of shares redeemed:

Initial shares                                (10,401,400)         (13,810,631)

Service shares                                 (5,884,615)          (4,727,915)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            (5,438,415)          (4,959,049)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (12,470,789)         (24,250,094)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            41,604,637           65,854,731

END OF PERIOD                                  29,133,848           41,604,637

Undistributed investment income--net               75,224                5,824

14

                                                     Year Ended December 31,
                                               ---------------------------------

                                                     2002                 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                       319,869              530,329

Shares issued for dividends reinvested            104,209               36,049

Shares redeemed                                (1,038,517)          (1,146,768)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (614,439)            (580,390)
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       627,215              545,941

Shares issued for dividends reinvested              6,662                1,109

Shares redeemed                                  (556,049)            (394,129)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      77,828              152,921

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.



                                                                                      Year Ended December 31,
                                                            ------------------------------------------------------------------------

INITIAL SHARES                                                   2002           2001           2000          1999           1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                            10.76          15.34          22.34          14.50         14.02

Investment Operations:

Investment income--net                                            .10(a)         .03(a)         .07(a)         .06(a)        .15

Net realized and unrealized gain (loss)
   on investments                                               (1.81)         (4.50)         (3.45)          8.58           .48

Total from Investment Operations                                (1.71)         (4.47)         (3.38)          8.64           .63

Distributions:

Dividends from investment income--net                            (.30)          (.11)          (.05)          (.06)         (.15)

Dividends from net realized gain
   on investments                                                  --             --          (2.66)          (.74)           --

Dividends in excess of net realized gain
   on investments                                                  --             --           (.91)            --            --

Total Distributions                                              (.30)          (.11)         (3.62)          (.80)         (.15)

Net asset value, end of period                                   8.75          10.76          15.34          22.34         14.50
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (15.94)        (29.18)        (16.40)         59.76          4.49
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.14           1.08            .99           1.02           .99

Ratio of net investment income
   to average net assets                                          .96            .25            .33            .38          1.04

Portfolio Turnover Rate                                        116.65         238.88         192.42         261.64        204.50
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          27,117         39,961         65,854         69,208        45,811

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.



SEE NOTES TO FINANCIAL STATEMENTS.
16


                                                                                             Year Ended December 31,
                                                                                  -------------------------------------------------

SERVICE SHARES                                                                         2002            2001           2000(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                                  10.75           15.34          15.34

Investment Operations:

Investment income (loss)--net                                                           .07(b)         (.03)(b)         --

Net realized and unrealized gain (loss)
   on investments                                                                     (1.80)          (4.47)            --

Total from Investment Operations                                                      (1.73)          (4.50)            --

Distributions:

Dividends from investment income--net                                                  (.28)           (.09)            --

Net asset value, end of period                                                         8.74           10.75          15.34
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                     (16.20)         (29.35)            --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                1.41            1.47             --

Ratio of net investment income (loss)
   to average net assets                                                                .74            (.27)            --

Portfolio Turnover Rate                                                              116.65          238.88         192.42
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                 2,017           1,644              1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio 17

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, operating as a series company currently offering twelve series, including the International Equity Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a non-diversified series. The portfolio's investment objective is to maximize capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Newton Capital Management Limited ("Newton") is the portfolio's sub-investment adviser. Newton is an affiliate of Mellon.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series' are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an

18

exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the portfolio' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.

                                                        The Portfolio 19

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $336,933, accumulated capital losses $25,137,669 and unrealized depreciation $1,932,013. In addition, the portfolio had $618,939 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, $21,204,341 of the carryover expires in fiscal 2009 and $3,933,328 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal years ended December 31, 2002 and December 31, 2001, respectively, were as follows: ordinary income $1,005,663 and $408,854.

During the period ended December 31, 2002, as a result of permanent book to tax differences, the portfolio increased accumulated undistributed investment income-net by $733,318 and decreased net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

20

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2002, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Newton, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio' s average daily net assets, computed at the following annual rates:

          AVERAGE NET ASSETS

          0 to $100 million. . . . . . . . . . . . . . . . .      .35 of 1%

          In excess of $100 million to $1 billion. . . . . .      .30 of 1%

          In excess of $1 billion to $1.5 billion. . . . . .      .26 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .20 of 1%

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers

                                                               The Portfolio 21

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2002, Service shares were charged $4,944 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2002, the portfolio was charged $188 pursuant to the transfer agency agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended December 31, 2002, amounted to $42,041,089 and $47,660,352, respectively.

The portfolio enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if

22

the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract increases between those dates. The portfolio is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at December 31, 2002:



                                                     Foreign                                                             Unrealized
Forward Currency                                    Currency                                                          Appreciation/
    Exchange Contracts                               Amounts              Cost ($)            Value ($)           (Depreciation) ($)
------------------------------------------------------------------------------------------------------------------------------------
PURCHASES:

British Pounds,
    expiring 5/15/2003                               371,976              579,000              593,537                       14,537

Euro Dollars,
    expiring 4/15/2003                               628,324              636,782              656,975                       20,193

Euro Dollars,
    expiring 5/15/2003                             2,090,299            2,102,000            2,182,899                       80,899

Euro Dollars,
    expiring 6/13/2003                             2,404,802            2,426,926            2,508,449                       81,523

                                                                      PROCEEDS ($)

SALES:

Hong Kong Dollars,
    expiring 4/15/2003                             4,926,000              636,782              631,392                        5,390

Japanese Yen,
    expiring 6/13/2003                           295,959,000            2,426,926            2,506,852                      (79,926)

TOTAL                                                                                                                       122,616



At December 31, 2002, the cost of investments for federal income tax purposes was $30,683,740; accordingly, accumulated net unrealized depreciation on investments was $1,942,651, consisting of $1,913,701 gross unrealized appreciation and $3,856,352 gross unrealized depreciation.

                                                        The Portfolio 23

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Variable Investment Fund, International Equity Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, International Equity Portfolio (one of the funds comprising Dreyfus Variable Investment Fund) as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, International Equity Portfolio at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

New York, New York

February 7, 2003

24


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the portfolio elects to provide each shareholder with their portion of the portfolio's foreign taxes paid and the income sourced from foreign countries. Accordingly, the portfolio hereby makes the following designations regarding its fiscal year ended December 31, 2002:

   -- the total amount of taxes paid to foreign countries was $94,873.

   -- the total amount of income sourced from foreign countries was $640,198.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign source income for the 2002 calendar year with Form 1099-DIV which will be mailed by January 31, 2003.

                                                        The Portfolio 25

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

David P. Feldman (63)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* 59 Wall Street Mutual Funds Group (11 Funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 53

                              --------------

James F. Henry (72)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President, CPR Institute for Dispute Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation (Retired 2001).

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

Rosalind Gersten Jacobs (77)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Merchandise and marketing consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 37

26

Dr. Paul A. Marks (76)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and Chief Executive Officer of Memorial Sloan-Kettering Cancer Center (Retired 1999)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Pfizer, Inc., a pharmaceutical company, President-Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

Dr. Martin Peretz (63)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Editor-in-Chief of The New Republic Magazine

* Lecturer in Social Studies at Harvard University

* Co-Chairman of TheStreet.com, a financial daily on the web

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Academy for Liberal Education, an accrediting agency for colleges and universities certified by the U.S. Department of Education, Director

* Digital Learning Group, LLC., an online publisher of college textbooks, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

Bert W. Wasserman (70)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Financial Consultant

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Malibu Entertainment International, Inc., Director

* Lillian Vernon Corporation, Director

* PSC, Inc., a leading provider of mobile and wireless systems, retail automation solutions and automated data collection products, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER

IRVING KRISTOL, EMERITUS BOARD MEMBER

                                                        The Portfolio 27

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 94 investment companies (comprised of 188 portfolios) managed by Dreyfus. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 57 years old and has been an employee of Dreyfus since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of Dreyfus, and an officer of 94 investment companies (comprised of 188 portfolios) managed by Dreyfus. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 49 years old and has been an employee of Dreyfus since January 2000. Prior to joining Dreyfus, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of Dreyfus, and an officer of 95 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 56 years old and has been an employee of Dreyfus since June 1977

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 42 years old and has been an employee of Dreyfus since October 1991.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 19 investment companies (comprised of 40 portfolios) managed by Dreyfus. He is 50 years old and has been an employee of Dreyfus since May 1986.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 95 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 53 years old and has been an employee of Dreyfus since July 1980

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of Dreyfus, and an officer of 95 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Treasury Manager of Dreyfus, and an officer of 37 investment companies (comprised of 78 portfolios) managed by Dreyfus. He is 40 years old and has been an employee of Dreyfus since August 1984.

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Taxable Fixed Income Funds of Dreyfus, and an officer of 18 investment companies (comprised of 77 portfolios) managed by Dreyfus. He is 34 years old and has been an employee of Dreyfus since November 1992.

28
ROBERT S. ROBOL, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of Dreyfus, and an officer of 28 investment companies (comprised of 119 portfolios) managed by Dreyfus. He is 38 years old and has been an employee of Dreyfus since October 1988.

ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of Dreyfus, and an officer of 28 investment companies (comprised of 119 portfolios) managed by Dreyfus. He is 35 years old and has been an employee of Dreyfus since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of Dreyfus, and an officer of 95 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 48 years old and has been an employee of Dreyfus since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE  SEPTEMBER
2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 199 portfolios) managed by Dreyfus. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                        The Portfolio 29

                  For More Information

                        Dreyfus Variable Investment Fund,
                        International Equity Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Newton Captial Management Limited
                        71 Queen Victoria Street
                        London, EC4V 4DR
                        England

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call
1-800-554-4611 or
516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2003 Dreyfus Service Corporation                                  109AR1202

      Dreyfus Variable

      Investment Fund,

      International Value

      Portfolio

      ANNUAL REPORT December 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Portfolio Performance

                             8   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            17   Financial Highlights

                            19   Notes to Financial Statements

                            25   Report of Independent Auditors

                            26   Important Tax Information

                            27   Board Members Information

                            29   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,

                                                  International Value Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We   present   this   annual  report  for  Dreyfus  Variable  Investment  Fund,
International Value Portfolio, covering the 12-month period from January 1, 2002 through December 31, 2002. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, D. Kirk Henry.

In 2002, investors witnessed the third consecutive year of negative returns for the global stock markets. With broad measures of global stock market performance down since early 2000, this bear market has been driven by deteriorating business conditions in Europe and deflationary pressures in Japan. Despite recent financial crises in Latin America, the emerging markets generally fared better than the developed markets during the year. However, the market's disappointing start to the 21st century may be good news for today' s growth-oriented investors as, historically, growth opportunities have generally been greatest when the economic news is bad, prices are down and investors shun stocks.

At the same time, no one can say for sure what direction the markets will take or which investment style will prevail, which is why we continue to encourage you to maintain a long-term perspective and an ongoing dialogue with your financial advisor. Investors with the patience and discipline to weather today's market uncertainty may reap the potential benefits of the better economic times that we believe lie ahead.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2003

2


DISCUSSION OF PERFORMANCE

D. Kirk Henry, Portfolio Manager

How did Dreyfus Variable Investment Fund, International Value Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2002, the portfolio produced total returns of -12.23% for its Initial shares and -12.25% for its Service shares.(1) This compares with a -15.94% return for the portfolio's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE
Index"   ), for    the    same    period.(2

We attribute the portfolio's and market's negative returns to weakness in the global economy, disappointing corporate earnings and the threat of rising geopolitical  instability.  The  portfolio  outperformed its benchmark primarily because of the portfolio' s defensive investment posture and relatively successful stock selection strategy.

What is the portfolio's investment approach?

The  portfolio  invests  in  an  internationally  diversified portfolio of value stocks -- stocks selling at what we think are attractive prices relative to their perceived intrinsic worth based on historical measures. These measures typically include price-to-earnings, price-to-book value and price-to-cash flow ratios. Discrepancies from historical norms are often the result of short-term factors that affect market perception -- a stock falls out of general market favor, creating what we perceive to be a buying opportunity. The portfolio purchases the security at the depressed price, seeking to profit when
perceptions   change  and  the  stock  price  rises  to  its  perceived  value.

When putting the value approach to work, the portfolio employs a two-step process. First, we decide how much to invest in each of the countries represented on the MSCI EAFE Index. We make a baseline determination by size of a country' s gross domestic product and the capitalization of its stock market compared to the world as a whole. We can invest more or less than this proportion, based on the outlook for

                                                                 The Portfolio 3


DISCUSSION OF PERFORMANCE (CONTINUED)

a country' s economy and the specific number of value opportunities that we see in a particular country's market.

Second, we select individual securities using a process that blends quantitative and qualitative analysis. After an initial computer screen eliminates approximately 90% of purchase candidates, analysts perform extensive fundamental research and conduct on-site visits to determine which securities we will buy for the portfolio.

What other factors influenced the portfolio's performance?

Investors grew increasingly wary of stocks during the reporting period in the face of persistent global economic weakness, disappointing corporate earnings and generally declining stock prices. These factors were intensified by heightened geopolitical tensions caused largely by the possibility of U.S. military action in Iraq, as well as by corporate scandals in the United States, which many had considered the world's most strictly regulated market.

While international markets broadly declined this year, attractively valued companies with sound business operations, on which the portfolio focuses, generally performed better than their growth-oriented counterparts. In addition, our stock selection strategy contributed positively to the portfolio's relative performance. Our emphasis on companies with strong business fundamentals, solid balance sheets and reasonable stock prices helped us structure a portfolio that had a lower average valuation, yet a higher return on equity, than its benchmark.

In Japan, we generally avoided large banks, which continued to decline. Instead, performance was aided by our focus on profitable automakers such as Nissan, as well as other exporters such as domestic appliance manufacturer RINNAI. Some technology companies met our price and balance sheet strength criteria including Canon, a leader in digital technology.

In Europe, positive performers included food and beverage companies such as Pernod-Ricard, Allied Domecq and Unilever. Energy companies such as ENI and Scottish and Southern Energy also performed well.

4

European technology companies that met our value criteria and helped portfolio performance included Nokia and Thomson Multimedia.

What is the portfolio's current strategy?

For most of the reporting period, we continued to find value opportunities in all economic sectors including the basic industries group, consumer staples and durables. We also began to find opportunities in areas we have long avoided, as stocks in certain telecommunications, technology and health care companies have fallen to prices that may now meet our value criteria. However, we have continued to exercise caution to ensure that these companies truly have the strong business fundamentals and financial strength required for long-term success.

While our allocations to various international markets generally approximated their representation in the MSCI EAFE Index, we have found fewer value opportunities in the United Kingdom. As always, we will continue to look carefully for opportunities in markets around the world.

January 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

   Part of the portfolio's recent performance is attributable to its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the portfolio's performance.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE) INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES.

                                                                The Portfolio 5

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund, International Value Portfolio Initial shares and Service shares and the Morgan Stanley Capital International Europe, Australasia, Far East Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/02


                                                            Inception                                                From

                                                              Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

INITIAL SHARES                                               5/1/96           (12.23)%             0.39%             2.07%

SERVICE SHARES                                               5/1/96           (12.25)%             0.42%             2.09%


THE DATA FOR SERVICE SHARES PRIMARILY REPRESENTS THE RESULTS OF INITIAL SHARES. ACTUAL SERVICE SHARES' AVERAGE ANNUAL TOTAL RETURN AND HYPOTHETICAL GROWTH RESULTS WOULD HAVE BEEN LOWER. SEE NOTES BELOW.

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE PORTFOLIO'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

6

PART OF THE PORTFOLIO'S RECENT PERFORMANCE IS ATTRIBUTABLE TO POSITIVE RETURNS FROM ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE PORTFOLIO'S PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL AND SERVICE SHARES OF DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL VALUE PORTFOLIO ON 5/1/96 (INCEPTION DATE OF INITIAL SHARES) TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST INDEX (THE "INDEX") ON THAT DATE.

THE PORTFOLIO'S INITIAL SHARES ARE NOT SUBJECT TO A RULE 12B-1 FEE. THE PORTFOLIO'S SERVICE SHARES ARE SUBJECT TO A 0.25% ANNUAL RULE 12B-1 FEE. THE PERFORMANCE FIGURES FOR SERVICE SHARES REFLECT THE PERFORMANCE OF THE PORTFOLIO'S INITIAL SHARES FROM THEIR INCEPTION DATE THROUGH DECEMBER 30, 2000, AND THE PERFORMANCE OF THE PORTFOLIO'S SERVICE SHARES FROM DECEMBER 31, 2000 (INCEPTION DATE OF SERVICE SHARES) TO DECEMBER 31, 2002 (BLENDED PERFORMANCE FIGURES). THE PERFORMANCE FIGURES FOR EACH SHARE CLASS REFLECT CERTAIN EXPENSE REIMBURSEMENTS, WITHOUT WHICH THE PERFORMANCE OF EACH SHARE CLASS WOULD HAVE BEEN LOWER. IN ADDITION, THE BLENDED PERFORMANCE FIGURES HAVE NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE SERVICE SHARES. IF THESE EXPENSES HAD BEEN REFLECTED, THE BLENDED PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE PORTFOLIO FEES AND EXPENSES (AFTER ANY EXPENSE REIMBURSEMENTS). THE INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES AND INCLUDES NET DIVIDENDS REINVESTED. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                                The Portfolio 7

STATEMENT OF INVESTMENTS

December 31, 2002



COMMON STOCKS--98.1%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUSTRALIA--2.0%

Australia and New Zealand Banking Group                                                          30,619                  297,335

Santos                                                                                           97,700                  329,190

                                                                                                                         626,525

BELGIUM--2.7%

Dexia                                                                                            34,750                  431,565

Dexia (Strip)                                                                                    16,650  (a)                 175

Fortis                                                                                           24,970                  438,843

                                                                                                                         870,583

BRAZIL--1.1%

Petroleo Brasileiro, ADR                                                                          7,970                  119,072

Petroleo Brasileiro, ADR (Pfd Block)                                                              4,860                   65,124

Telecomunicacoes Brasileiras, ADR (Pfd Block)                                                     8,930                  166,544

                                                                                                                         350,740

CHINA--.5%

PetroChina, Cl. H                                                                               752,000                  149,465

FINLAND--1.5%

Nokia, ADR                                                                                       15,830                  245,365

Sampo, Cl. A                                                                                     33,150                  250,566

                                                                                                                         495,931

FRANCE--7.6%

Air France                                                                                       11,140                  108,060

Assurances Generales de France                                                                    7,500                  251,165

BNP Paribas                                                                                       5,670                  231,130

Compagnie Generale des Etablissements Michelin, Cl. B                                             7,581                  261,517

Pechiney, Cl. A                                                                                   6,100                  214,142

Pernod-Ricard                                                                                     3,580                  346,890

Schneider Electric                                                                                4,130                  195,496

Thomson                                                                                          11,200                  191,181

Total Fina Elf                                                                                    2,370                  338,620

Total Fina Elf, ADR                                                                               4,098                  293,007

                                                                                                                       2,431,208

GERMANY--6.5%

Bayer                                                                                            17,150                  360,081

Deutsche Bank                                                                                     3,600                  165,910

Deutsche Lufthansa                                                                               17,648  (a)             166,927

Deutsche Post                                                                                    34,660                  364,225

8

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

GERMANY (CONTINUED)

E.ON                                                                                              9,999                  403,083

KarstadtQuelle                                                                                   19,200                  322,499

Volkswagen                                                                                        8,180                  296,264

                                                                                                                       2,078,989

GREECE--.9%

Hellenic Telecommunications Organization                                                          8,300                   91,316

Hellenic Telecommunications Organization, ADR                                                    35,590                  190,051

                                                                                                                         281,367

HONG KONG--1.7%

China Mobile (Hong Kong)                                                                         64,000  (a)             152,234

MTR                                                                                             197,169                  208,584

Swire Pacific, Cl. A                                                                             48,500                  185,331

                                                                                                                         546,149

IRELAND--1.6%

Bank of Ireland                                                                                  49,416                  505,800

ITALY--4.0%

Banca Popolare di Bergamo-Credito Varesino                                                       10,230                  182,624

ENI                                                                                              19,295                  306,877

Finmeccanica                                                                                    589,340                  325,987

Sanpaolo IMI                                                                                     35,076                  228,301

Telecom Italia                                                                                   45,890                  231,338

                                                                                                                       1,275,127

JAPAN--23.2%

AIFUL                                                                                             6,450                  242,248

CANON                                                                                            14,000                  526,989

Credit Saison                                                                                    24,100                  410,968

Eisai                                                                                            14,600                  327,655

FUJI MACHINE MANUFACTURING                                                                       10,600                   99,975

Fuji Heavy Industries                                                                            18,500                   73,221

HONDA MOTOR                                                                                      12,000                  443,621

KONAMI                                                                                            6,300                  145,364

Kao                                                                                              18,000                  394,863

LAWSON                                                                                            7,600                  183,040

MABUCHI MOTOR                                                                                     5,100                  468,985

MINEBEA                                                                                          62,000                  215,629

MURATA MANUFACTURING                                                                              5,900                  231,032

                                                                                        The Portfolio 9

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

Matsumotokiyoshi                                                                                  9,400                  438,535

NIPPON TELEGRAPH AND TELEPHONE                                                                       49                  177,844

NISSAN MOTOR                                                                                     33,400                  260,450

Nippon Express                                                                                  101,000                  395,495

RINNAI                                                                                           14,700                  334,851

SFCG                                                                                              2,250                  162,947

SKYLARK                                                                                          19,200                  254,491

77 Bank                                                                                          52,000                  212,817

Shin-Etsu Chemical                                                                                8,600                  281,718

Sumitomo Bakelite                                                                                37,000                  152,674

TDK                                                                                               3,300                  132,834

Takeda Chemical Industries                                                                        9,000                  375,916

Yamaha Motor                                                                                     59,000                  486,905

                                                                                                                       7,431,067

LUXEMBOURG--.7%

Arcelor                                                                                          18,970  (a)             233,400

MEXICO--.8%

Kimberly-Clark de Mexico, Cl. A                                                                  32,000                   73,988

Telefonos de Mexico, ADR                                                                          6,256                  200,067

                                                                                                                         274,055

NETHERLANDS--6.7%

ABN AMRO                                                                                         23,202                  379,489

Akzo Nobel                                                                                       11,750                  372,892

Buhrmann                                                                                         26,532                  115,870

Hunter Douglas                                                                                    7,217                  216,306

Koninklijke Ahold                                                                                30,564                  388,242

Koninklijke (Royal) Philips Electronics, ADR                                                     13,880                  245,398

Stork                                                                                            12,044                   73,334

Vedior                                                                                           18,686                  106,714

Wolters Kluwer                                                                                   14,007                  244,096

                                                                                                                       2,142,341

NEW ZEALAND--.8%

Telecom Corporation of New Zealand                                                              108,340                  257,071

NORWAY--1.0%

Statoil                                                                                          36,730                  310,179

10

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PORTUGAL--1.8%

EDP                                                                                             162,100                  270,574

Portugal Telecom                                                                                 46,785                  321,703

                                                                                                                         592,277

SINGAPORE--2.6%

Creative Technology                                                                              19,960                  141,317

DBS Group                                                                                        74,000                  469,299

MobileOne (Asia)                                                                                300,000                  211,012

                                                                                                                         821,628

SOUTH KOREA--.6%

Korea Electric Power, ADR                                                                        22,980                  195,330

SPAIN--2.9%

Endesa                                                                                           41,860                  489,983

Repsol YPF, ADR                                                                                  32,340                  423,007

                                                                                                                         912,990

SWEDEN--1.4%

Autoliv                                                                                          10,870                  223,495

Investor, Cl. B                                                                                  34,890                  208,980

                                                                                                                         432,475

SWITZERLAND--5.8%

Barry Callebaut                                                                                   1,252                  145,898

Clariant                                                                                         16,240                  259,774

Nestle                                                                                            1,200                  254,488

Novartis                                                                                         11,400                  416,278

Roche                                                                                             5,300                  369,611

UBS                                                                                               8,320  (a)             404,679

                                                                                                                       1,850,728

TAIWAN--.5%

United Microelectronics, ADR                                                                     46,050  (a)             154,728

UNITED KINGDOM--19.2%

Allied Domecq                                                                                    98,250                  628,102

BAE SYSTEMS                                                                                     123,389                  246,380

BOC Group                                                                                        35,099                  501,897

Barclays                                                                                         82,698                  512,699

Bunzl                                                                                            58,206                  356,171

Cadbury Schweppes                                                                                61,216                  381,490

                                                                                        The Portfolio 11

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

Centrica                                                                                         61,700                  169,898

Debenhams                                                                                        34,290                  153,366

GKN                                                                                             127,650                  412,651

GlaxoSmithKline                                                                                  29,343                  563,232

Morgan Crucible                                                                                  87,586  (a)              70,520

Old Mutual                                                                                      132,050                  187,123

Rio Tinto                                                                                        21,939                  438,072

Sainsbury (J)                                                                                    94,600                  424,632

Scottish and Southern Energy                                                                     31,320                  342,955

Shell Transport & Trading                                                                        93,755                  617,482

Unilever                                                                                         15,720                  149,605

                                                                                                                       6,156,275

TOTAL COMMON STOCKS

   (cost $35,781,702)                                                                                                 31,376,428
-----------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--.3%
-----------------------------------------------------------------------------------------------------------------------------------

GERMANY;

Hugo Boss

   (cost $153,728)                                                                               10,500                  105,930
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $35,935,430)                                                               98.4%              31,482,358

CASH AND RECEIVABLES (NET)                                                                          1.6%                 507,824

NET ASSETS                                                                                        100.0%              31,990,182

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

12

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

                                                               Cost       Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  35,935,430  31,482,358

Cash                                                                  1,333,445

Cash denominated in foreign currencies                      130,739     133,061

Dividends receivable                                                     89,190

Receivable for investment securities sold                                46,129

Prepaid expenses                                                          1,497

                                                                     33,085,680
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            35,508

Payable for shares of Beneficial Interest redeemed                    1,018,607

Net unrealized depreciation on forward
  currency exchange contracts--Note 4                                        68

Accrued expenses                                                         41,315

                                                                      1,095,498
-------------------------------------------------------------------------------

NET ASSETS ($)                                                       31,990,182
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      40,334,308

Accumulated undistributed investment income--net                         84,575

Accumulated net realized gain (loss) on investments                  (3,984,856)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                   (4,443,845)
-------------------------------------------------------------------------------

NET ASSETS ($)                                                       31,990,182

NET ASSET VALUE PER SHARE

                                                 Initial Shares  Service Shares
-------------------------------------------------------------------------------

Net Assets ($)                                       27,548,964       4,441,218

Shares Outstanding                                    2,743,320         441,421
-------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                             10.04           10.06

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                The Portfolio 13

STATEMENT OF OPERATIONS

Year Ended December 31, 2002

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $87,093 foreign taxes withheld at source)       737,948

Interest                                                                26,083

TOTAL INCOME                                                           764,031

EXPENSES:

Investment advisory fee--Note 3(a)                                     305,859

Custodian fees                                                          74,327

Prospectus and shareholders' reports                                    29,790

Auditing fees                                                           24,327

Distribution fees--Note 3(b)                                             8,988

Shareholder servicing costs--Note 3(b)                                   3,136

Trustees' fees and expenses--Note 3(c)                                   2,213

Legal fees                                                               1,174

Loan commitment fees--Note 2                                               501

Miscellaneous                                                            7,230

TOTAL EXPENSES                                                         457,545

Less--waiver of fees due to undertaking--Note 3(a)                     (29,342)

NET EXPENSES                                                           428,203

INVESTMENT INCOME--NET                                                 335,828
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                        (2,247,908)

Net realized gain (loss) on forward currency exchange contracts         19,786

NET REALIZED GAIN (LOSS)                                            (2,228,122)

Net unrealized appreciation (depreciation) on
  investments and foreign currency transactions                     (2,454,039)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (4,682,161)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (4,346,333)

SEE NOTES TO FINANCIAL STATEMENTS.

14

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                              ----------------------------------
                                                     2002                 2001
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            335,828              238,299

Net realized gain (loss) on investments        (2,228,122)          (1,632,419)

Net unrealized appreciation
   (depreciation) on investments               (2,454,039)          (2,153,392)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                   (4,346,333)          (3,547,512)
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS ($):

From investment income--net:

Initial shares                                   (285,845)            (205,921)

Service shares                                    (40,778)             (18,929)

In excess of net realized gain on investments:

Initial shares                                         --             (123,552)

Service shares                                         --                 (501)

TOTAL DIVIDENDS                                  (326,623)            (348,903)
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                 45,164,883           33,557,886

Service shares                                  3,701,530            3,137,025

Dividends reinvested:

Initial shares                                    285,845              329,473

Service shares                                     40,778               19,430

Cost of shares redeemed:

Initial shares                                (35,454,200)         (34,192,599)

Service shares                                   (826,483)            (969,712)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS            12,912,353            1,881,503

TOTAL INCREASE (DECREASE) IN NET ASSETS         8,239,397           (2,014,912)
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            23,750,785           25,765,697

END OF PERIOD                                  31,990,182           23,750,785

Undistributed investment income--net               84,575               53,789

                                                                The Portfolio 15

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended December 31,
                                               ---------------------------------

                                                     2002                 2001
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                     3,969,633            2,731,381

Shares issued for dividends reinvested             28,146               27,932

Shares redeemed                                (3,122,571)          (2,797,403)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     875,208              (38,090)
-------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       323,257              265,266

Shares issued for dividends reinvested              4,038                1,692

Shares redeemed                                   (71,377)             (81,492)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     255,918              185,466

SEE NOTES TO FINANCIAL STATEMENTS.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                                             Year Ended December 31,
                                                     ------------------------------------------------------------------------------

INITIAL SHARES                                          2002          2001             2000             1999             1998
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                   11.56         13.52            15.67            13.45            13.45

Investment Operations:

Investment income--net                                   .12(a)        .12(a)           .11(a)           .13(a)           .14

Net realized and unrealized
   gain (loss) on investments                          (1.53)        (1.90)            (.74)            3.52             1.01

Total from Investment Operations                       (1.41)        (1.78)            (.63)            3.65             1.15

Distributions:

Dividends from investment
   income--net                                          (.11)         (.11)            (.06)            (.13)            (.12)

Dividends from net realized
   gain on investments                                    --            --            (1.40)           (1.30)           (1.03)

Dividends in excess of net
   realized gain on investments                           --          (.07)            (.06)              --               --

Total Distributions                                     (.11)         (.18)           (1.52)           (1.43)           (1.15)

Net asset value, end of period                         10.04         11.56            13.52            15.67            13.45
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      (12.23)       (13.22)           (3.69)           27.82             8.74
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                 1.40          1.40             1.39             1.35             1.29

Ratio of net investment income

   to average net assets                                1.10           .97              .78              .90              .94

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation                            .07           .20               --               --               --

Portfolio Turnover Rate                                47.18         49.34            37.33            41.90            42.14
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                 27,549        21,602           25,765           27,386           20,680

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                The Portfolio 17

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                               Year Ended December 31,
                                                                                  -------------------------------------------------

SERVICE SHARES                                                                         2002            2001              2000(a)
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  11.58           13.52             13.52

Investment Operations:

Investment income--net                                                                  .12(b)          .05(b)             --

Net realized and unrealized
   gain (loss) on investments                                                         (1.54)          (1.81)               --

Total from Investment Operations                                                      (1.42)          (1.76)               --

Distributions:

Dividends from investment income--net                                                  (.10)           (.11)               --

Dividends in excess of net realized
   gain on investments                                                                   --            (.07)               --

Total Distributions                                                                    (.10)           (.18)               --

Net asset value, end of period                                                        10.06           11.58             13.52
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                     (12.25)         (13.07)               --
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                1.40            1.40                --

Ratio of net investment income

   to average net assets                                                               1.07             .44                --

Decrease reflected in above expense ratios

   due to undertakings by The Dreyfus Corporation                                       .26             .59                --

Portfolio Turnover Rate                                                               47.18           49.34             37.33
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                 4,441           2,148                 1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve series, including the International Value Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is long-term capital growth. The Dreyfus Corporation (the "Manager") serves as the portfolio's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an

                                                               The Portfoli0 19

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.

20

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $84,508, accumulated capital losses $3,011,029 and unrealized depreciation $5,181,378. In addition, the portfolio had $236,227 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, $982,883 of the carryover expires in fiscal 2009 and $2,028,146 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal years ended December 31, 2002 and December 31, 2001, respectively, were as follows: ordinary income $326,623 and $348,903.

During the period ended December 31, 2002, as a result of permanent book to tax differences, the portfolio increased accumulated undistributed investment income-net by $21,581, decreased net realized gain (loss) on investments by $22,697 and increased paid-in capital by $1,116. Net assets were not affected by this reclassification.

                                                                The Portfolio 21

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2002, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of 1% of the value of the
portfolio'  s   average   daily   net   assets   and   is   payable   monthly.

The Manager has agreed, from January 1, 2002 to December 31, 2003, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of 1.40% of the value of the average daily net assets of their class. During the period ended December 31, 2002, the Manager waived receipt of fees of $29,342, pursuant to the undertaking.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2002, Service shares were charged $8,988 pursuant to the Plan.

22

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2002, the portfolio was charged $219 pursuant to the transfer agency agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended December 31, 2002, amounted to $27,407,401 and $13,721,476, respectively.

The portfolio enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the

                                                               The Portfolio 23

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract increases between those dates. The portfolio is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at December 31, 2002:

                                                      Foreign

Forward Currency                                     Currency                                                          Unrealized

  Exchange Contracts                                  Amounts           Proceeds ($)         Value ($)          (Depreciation) ($)
-----------------------------------------------------------------------------------------------------------------------------------

SALES:

British Pounds,
    expiring 1/2/2003                                   9,932                15,981            15,994                         (13)

Japanese Yen,
    expiring 1/6/2003                              11,000,000                92,577            92,632                         (55)

  TOTAL                                                                                                                       (68)

At December 31, 2002, the cost of investments for federal income tax purposes was $36,673,030; accordingly, accumulated net unrealized depreciation on investments was $5,190,672, consisting of $1,753,127 gross unrealized appreciation and $6,943,799 gross unrealized depreciation.

24

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Variable Investment Fund, International Value Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, International Value Portfolio (one of the funds comprising Dreyfus Variable Investment Fund) as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, International Value Portfolio at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

New York, New York
February 7, 2003

                                                        The Portfolio 25


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the portfolio elects to provide each shareholder with their portion of the portfolio's foreign taxes paid and the income sourced from foreign countries. Accordingly, the portfolio hereby makes the following designations regarding its fiscal year ended December 31, 2002:

  -- the total amount of taxes paid to foreign countries was $87,093.

  -- the total amount of income sourced from foreign countries was $420,137.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign source income for the 2002 calendar year with Form 1099-DIV which will be mailed by January 31, 2003.

26

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

DAVID P. FELDMAN (63)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* 59 Wall Street Mutual Funds Group (11 Funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 53

                              --------------

JAMES F. HENRY (72)

BOARD MEMBER (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President, CPR Institute for Dispute Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation (Retired 2001)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

ROSALIND GERSTEN JACOBS (77)

BOARD MEMBER (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Merchandise and marketing consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 37

                                                                The Portfolio 27

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

DR. PAUL A. MARKS (76)

BOARD MEMBER (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*  President  and  Chief  Executive  Officer  of Memorial Sloan-Kettering Cancer
Center    (Retired    1999)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Pfizer, Inc., a pharmaceutical company, President-Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

DR. MARTIN PERETZ (63)

BOARD MEMBER (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Editor-in-Chief of The New Republic Magazine

* Lecturer in Social Studies at Harvard University

* Co-Chairman of TheStreet.com, a financial daily on the web

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Academy for Liberal Education, an accrediting agency for colleges and universities certified by the U.S. Department of Education, Director

* Digital Learning Group, LLC., an online publisher of college textbooks, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

BERT W. WASSERMAN (70)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Financial Consultant

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Malibu Entertainment International, Inc., Director

* Lillian Vernon Corporation, Director

* PSC, Inc., a leading provider of mobile and wireless systems, retail automation solutions and automated data collection products, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER

IRVING KRISTOL, EMERITUS BOARD MEMBER

28

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1991.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 19 investment companies (comprised of 40 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since May 1986.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Treasury Manager of the Manager, and an officer of 37 investment companies (comprised of 78 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since August 1984.

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprised of 77 portfolios) managed by the Manager. He is 34 years old and has been an employee of the Manager since November 1992.

ROBERT S. ROBOL, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 28 investment companies (comprised of 119 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since October 1988.

                                                                The Portfolio 29

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 28 investment companies (comprised of 119 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 199 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

30

NOTES

                                                           For More Information

                        Dreyfus Variable Investment Fund,

                        International Value Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call
1-800-554-4611 or
516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2003 Dreyfus Service Corporation                                  152AR1202


      Dreyfus Variable
      Investment Fund,
      Limited Term
      High Income Portfolio

      ANNUAL REPORT December 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Portfolio Performance

                             8   Statement of Investments

                            18   Statement of Financial Futures

                            19   Statement of Assets and Liabilities

                            20   Statement of Operations

                            21   Statement of Changes in Net Assets

                            23   Financial Highlights

                            25   Notes to Financial Statements

                            33   Report of Independent Auditors

                            34   Important Tax Information

                            35   Board Members Information

                            37   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,
                                             Limited Term High Income Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Variable Investment Fund, Limited Term High Income Portfolio, covering the 12-month period from January 1, 2002 through December 31, 2002. Inside, you' ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with Gerald E. Thunelius, portfolio manager and director of the Dreyfus Taxable Fixed Income Team that manages the portfolio.

High-yield corporate bonds performed relatively poorly in 2002. Market conditions were particularly severe for bonds from companies affected by allegations of corporate scandal and the lingering aftermath of the September 11 terrorist attacks. At the same time, default rates rose and lenders tightened credit standards. Faced with a lackluster economy and the threat of war, investors generally turned away from lower-rated securities, causing their prices to fall.

Will high-yield bonds recover in 2003? No one can know for sure. In our view, however, corporate bonds generally represent attractive values, and we expect them to benefit when the economy improves. Nonetheless, it is important to remember that asset classes with the potential for relatively higher rewards and risks, such as lower-rated bonds, should constitute only a portion of your overall investment portfolio.

In the meantime, we continue to encourage you to maintain an ongoing dialogue with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk. Investors with the patience and discipline to weather today' s market uncertainty may reap the potential benefits of the better economic times that we believe lie ahead.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephan E. Canter
Stephen E. Canter

Chairman and Chief Executive Officer

The Dreyfus Corporation

January 15, 2003

2


DISCUSSION OF PERFORMANCE

Gerald E. Thunelius, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Variable Investment Fund, Limited Term High Income Portfolio perform relative to its benchmarks?

For the 12-month period ended December 31, 2002, the portfolio's Initial shares achieved a total return of -13.01% and its Service shares achieved a total return of -13.12%. The portfolio generated aggregate income dividends of $0.746 and $0.748 for its Initial shares and Service shares, respectively.(1) The Merrill Lynch High Yield Master II Index, the portfolio's benchmark, achieved a total return of -1.89% for the same period.(2) In addition, the Dreyfus Customized Limited Term High Yield Index achieved a total return of 0.50% for the reporting period.(3) This blended index reflects the performance of shorter-term high-yield securities and is composed of four shorter-term subindices of the Merrill Lynch High Yield Master II Index, and is prepared and used exclusively by Dreyfus as a benchmark for managing the portfolio.

Although fixed-income investments generally performed well in 2002, high-yield bonds were hurt by several factors, including weak economic growth, numerous corporate scandals and bankruptcies, and heightened international tension related to possible military action in Iraq. The portfolio fared substantially worse than both its benchmarks, primarily because the prices of several longstanding holdings that had been performing poorly were further adversely affected by severe financial difficulties or allegations of fraud. We have either reduced or marked down the majority of the portfolio's most troubled holdings and, while there are no guarantees, we believe that our efforts to upgrade the portfolio put it in a better position for the future.

What is the portfolio's investment approach?

The portfolio seeks to maximize total return consisting of capital appreciation and current income by investing in high-yield fixed-income securities. The average effective maturity and average effective duration of the portfolio are limited to four years or less and three and one-half years, respectively.

We  normally invest most of the portfolio's assets in fixed-income securities of
below   investment-grade   credit  quality.  Issuers  of  below

                                                            The  Portfolio 3


DISCUSSION OF PERFORMANCE (CONTINUED)

investment-grade securities may be in the early stages of development or may have highly leveraged balance sheets. To compensate buyers for taking greater risks, these companies must offer higher yields than those offered by more highly rated firms.

Our approach to selecting individual issues is based on careful credit analysis. We thoroughly analyze the business, management and financial strength of each of the companies whose bonds we buy, then project each issuer's ability to repay its debt.

What other factors influenced the portfolio's performance?

2002 was one of the most difficult calendar years for high-yield bonds on record, and the portfolio' s performance suffered accordingly during the reporting period. Particularly harmful were several holdings whose issuers became embroiled in the reporting period's high-profile corporate scandals. Adelphia Communications and WorldCom declared bankruptcy in the wake of allegations of fraudulent accounting and corporate oversight practices. In addition, the aftereffects of the September 11 terrorist attacks continued to hurt the airline industry, resulting in the bankruptcy of another portfolio holding, U.S. Airways. Other, less visible holdings also experienced difficulty in a generally weak economic environment, including cable television provider Pegasus Communications and telecommunications firm MicroCell.

Despite difficult market conditions, we were able to reduce or eliminate positions in the portfolio' s most troubled holdings. In fact, of the above mentioned holdings, we virtually eliminated positions in Adelphia Communications, WorldCom and MicroCell, while Pegasus Communications represented approximately 2% of the portfolio's total net assets as of December 31, 2002. When we sold holdings such as these, we attempted to do so opportunistically, selling into periods of relative strength in order to recover some of the damage to the portfolio' s net asset value to as large an extent as we considered practical.

Furthermore, we attempted throughout the reporting period to reduce the level of credit risk within the portfolio. First, we took steps to increase diversification by raising the number of holdings to approximately 109 as of December 31, 2002. Second, we reduced positions in individual issuers that we considered overconcentrated. Finally, we generally focused new purchases on bonds rated toward the high end of the below investment-grade range, including securities that reflect the composition of the

4

Merrill Lynch High Yield Master II Index rather than any single company. We saw some improved recent performance as a result of these changes. In the fourth quarter of 2002, representing the period from 9/30/02 to 12/31/02, the portfolio' s Initial shares achieved a total return of 6.02% and its Service shares achieved a total return of 5.84%.(1) These numbers were slightly higher than the portfolio' s peer group average, the Lipper Variable Annuity High Current Yield Funds category, which had an average total return of 5.76% for the same period.(4)

What is the portfolio's current strategy?

We have continued our efforts to upgrade the portfolio's holdings in terms of credit quality and reduce credit risk. In our estimation, as of year-end 2002 this process was close to completion. The portfolio's composition at the end of the reporting period reflected our view that greater economic growth is likely to boost high-yield bond prices, and we have modestly emphasized bonds from the economically sensitive chemical, auto parts and equipment, natural gas distribution and cable and broadcast media industries. In addition, we believe that 2002's sharp price declines have effectively wrung speculative excesses out of the high-yield bond market, leaving many bonds at relatively attractive price levels.

January 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH HIGH YIELD MASTER II INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. DOMESTIC AND YANKEE BONDS RATED BELOW INVESTMENT GRADE WITH AT LEAST $100 MILLION PAR AMOUNT OUTSTANDING AND GREATER THAN OR EQUAL TO ONE YEAR TO MATURITY.

(3) SOURCE: BLOOMBERG L.P. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE DREYFUS CUSTOMIZED LIMITED TERM HIGH YIELD INDEX IS COMPOSED OF FOUR SUBINDICES OF THE MERRILL LYNCH HIGH YIELD MASTER II INDEX. THESE SUBINDICES, BLENDED AND MARKET-WEIGHTED, ARE
     (I) BB-RATED, 1-3 YEARS, (II) B-RATED, 1-3 YEARS, (III) BB-RATED, 3-5 YEARS, AND (IV) B-RATED, 3-5 YEARS. UNLIKE THE DREYFUS CUSTOMIZED LIMITED TERM HIGH YIELD INDEX, WHICH IS COMPOSED OF BONDS RATED NO LOWER THAN "B," THE PORTFOLIO CAN INVEST IN BONDS WITH LOWER CREDIT RATINGS THAN "B" AND AS LOW AS "D."

(4) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                        The Portfolio 5



PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable
Investment Fund, Limited Term High Income Portfolio Initial shares and Service shares with the Merrill Lynch High Yield Master II Index and a Customized
Limited Term High Yield Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/02

                                                            Inception                                                From

                                                              Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

INITIAL SHARES                                               4/30/97          (13.01)%            (5.21)%           (3.05)%

SERVICE SHARES                                               4/30/97          (13.12)%            (5.25)%           (3.08)%



THE DATA FOR SERVICE SHARES PRIMARILY REPRESENTS THE RESULTS OF INITIAL SHARES. ACTUAL SERVICE SHARES' AVERAGE ANNUAL TOTAL RETURN AND HYPOTHETICAL GROWTH RESULTS WOULD HAVE BEEN LOWER. SEE NOTES BELOW.

((+))  SOURCE: LIPPER INC.

((+)(+))  SOURCE: BLOOMBERG L.P.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE PORTFOLIO'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

6


THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL AND SERVICE SHARES OF DREYFUS VARIABLE INVESTMENT FUND, LIMITED TERM HIGH INCOME PORTFOLIO ON 4/30/97 (INCEPTION DATE OF INITIAL SHARES) TO A $10,000 INVESTMENT MADE IN TWO DIFFERENT INDICES ON THAT DATE: (1) THE MERRILL LYNCH HIGH YIELD MASTER II INDEX (THE "HIGH YIELD MASTER II INDEX") AND (2) THE CUSTOMIZED LIMITED TERM HIGH YIELD INDEX (THE "CUSTOMIZED INDEX") WHICH HAS BEEN CONSTRUCTED BY THE DREYFUS CORPORATION. THE CUSTOMIZED LIMITED TERM HIGH YIELD INDEX IS CALCULATED ON A YEAR-TO-YEAR BASIS.

THE PORTFOLIO'S INITIAL SHARES ARE NOT SUBJECT TO A RULE 12B-1 FEE. THE PORTFOLIO'S SERVICE SHARES ARE SUBJECT TO A 0.25% ANNUAL RULE 12B-1 FEE. THE PERFORMANCE FIGURES FOR SERVICE SHARES REFLECT THE PERFORMANCE OF THE PORTFOLIO'S INITIAL SHARES FROM THEIR INCEPTION DATE THROUGH DECEMBER 30, 2000, AND THE PERFORMANCE OF THE PORTFOLIO'S SERVICE SHARES FROM DECEMBER 31, 2000 (INCEPTION DATE OF SERVICE SHARES) TO DECEMBER 31, 2002 (BLENDED PERFORMANCE FIGURES). THE PERFORMANCE FIGURES FOR EACH SHARE CLASS REFLECT CERTAIN EXPENSE REIMBURSEMENTS, WITHOUT WHICH THE PERFORMANCE OF EACH SHARE CLASS WOULD HAVE BEEN LOWER. IN ADDITION, THE BLENDED PERFORMANCE FIGURES HAVE NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE SERVICE SHARES. IF THESE EXPENSES HAD BEEN REFLECTED, THE BLENDED PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE PORTFOLIO FEES AND EXPENSES (AFTER ANY EXPENSE REIMBURSEMENTS). THE HIGH YIELD MASTER II INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. DOMESTIC AND YANKEE BONDS RATED BELOW INVESTMENT GRADE WITH AT LEAST $100 MILLION PAR AMOUNTS OUTSTANDING AND GREATER THAN OR EQUAL TO ONE YEAR TO MATURITY. THE CUSTOMIZED INDEX IS COMPOSED OF FOUR SUB-INDICES OF THE HIGH YIELD MASTER II INDEX. THESE SUB-INDICES, BLENDED AND MARKET WEIGHTED, ARE (I) BB-RATED 1-3 YEARS, (II) B-RATED 1-3 YEARS, (III) BB-RATED 3-5 YEARS, AND (IV) B-RATED 3-5 YEARS. UNLIKE THE CUSTOMIZED INDEX, WHICH IS COMPOSED OF BONDS RATED NO LOWER THAN "B," THE PORTFOLIO CAN INVEST IN BONDS WITH LOWER CREDIT RATINGS THAN "B" AND AS LOW AS "D." NEITHER OF THE FOREGOING INDICES TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                        The Portfolio 7



STATEMENT OF INVESTMENTS

December 31, 2002

                                                                                                 Principal
BONDS AND NOTES--89.0%                                                                           Amount(a)             Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AEROSPACE & DEFENSE--3.2%

BE Aerospace,

   Sr. Sub. Notes, Ser. B, 8%, 2008                                                             175,000                  129,500

Hawk,

   Sr. Notes, 12%, 2006                                                                         336,000                  312,480

K&F Industries,

   Sr. Sub. Notes, 9.625%, 2010                                                                  45,000  (b)              46,013

Litton Industries,

   Sr. Notes, 6.05%, 2003                                                                        92,000                   92,833

Lockheed Martin,

   Notes, 6.75%, 2003                                                                           209,000                  210,799

                                                                                                                         791,625

AIRLINES--1.3%

Airplane Pass-Through Trust,

  Pass-Through Ctfs.,

   Ser. 1, Cl. D, 10.875%, 2019                                                               2,963,100                  118,524

Continental Airlines,

   Sr. Notes, 8%, 2005                                                                          100,000                   49,500

Delta Air Lines,

   Notes, 7.7%, 2005                                                                            200,000                  154,112

                                                                                                                         322,136

ASSET-BACKED CTFS./CREDIT CARDS--1.1%

MBNA Credit Card Master Note Trust,

   Ser. 2002-C1, Cl. C1, 6.8%, 2014                                                             265,000                  270,565

AUTOMOTIVE--.3%

United Rentals:

   Sr. Notes, 10.75%, 2008                                                                       16,000  (b)              15,840

   Sr. Notes, Ser. B, 10.75%, 2008                                                               55,000                   55,000

                                                                                                                          70,840

AUTOMOTIVE, TRUCKS & PARTS--.6%

Airxcel,

   Sr. Sub. Notes, Ser. B, 11%, 2007                                                             88,000                   72,160

Collins & Aikman Products,

   Sr. Notes, 10.75%, 2011                                                                       77,000                   73,728

                                                                                                                         145,888

BEVERAGES--.7%

Sparkling Spring Water,

   Sr. Sub. Notes, 11.5%, 2007                                                                  161,000                  170,660

8
                                                                                                 Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount(a)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BROADCASTING & MEDIA--1.0%

Acme Television/Finance,

   Sr. Notes, Ser. B, 10.875%, 2004                                                             143,000                  146,217

Granite Broadcasting,

   Sr. Sub. Notes, 8.875%, 2008                                                                 120,000                   99,000

                                                                                                                         245,217

BUILDING & CONSTRUCTION--3.0%

American Builders & Contractors,

   Sr. Sub. Notes, Ser. B, 10.625%, 2007                                                        182,000                  188,370

Atrium Cos.,

   Sr. Sub. Notes, Ser. B, 10.5%, 2009                                                          121,000                  117,975

National Equipment Services:

   Sr. Sub. Notes, Ser. B, 10%, 2004                                                            156,000                   55,380

   Sr. Sub. Notes, Ser. C, 10%, 2004                                                            546,000                  193,830

Owens Corning,

   Notes, 7.7%, 2008                                                                            450,000  (c)             114,750

WCI Communities,

   Sr. Sub. Notes, 10.625%, 2011                                                                 67,000                   64,990

                                                                                                                         735,295

CABLE & MEDIA--6.0%

Charter Communication Holdings/Capital:

   Sr. Discount Notes, 0/11.75%, 2011                                                           150,000  (d)              38,250

   Sr. Discount Notes, 0/13.5%, 2011                                                            150,000  (d)              39,750

   Sr. Notes, 10%, 2009                                                                          11,000                   4,950

   Sr. Notes, 10.75%, 2009                                                                      477,000                  218,227

Coaxial Communications/Phoenix

   Sr. Notes, 10%, 2006                                                                         213,000                  187,440

Echostar DBS,

   Sr. Notes, 9.25%, 2006                                                                        55,000                   57,750

NTL,

   Deb., 11.2%, 2007                                                                            185,000                   133,200

Pegasus Communications,

   Sr. Sub. Notes, Ser. B, 12.5%, 2007                                                          945,000                  519,750

Turner Broadcasting,

   Notes, 7.4%, 2004                                                                            300,000                  307,454

                                                                                                                       1,506,771

CHEMICALS--4.2%

Avecia Group,

   Gtd. Sr. Notes, 11%, 2009                                                                    287,000                  225,295

                                                                                                                    The Portfolio 9

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                 Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CHEMICALS (CONTINUED)

Huntsman ICI Chemicals,

   Sr. Sub. Notes, 10.125%, 2009                                                                495,000                  413,325

Lyondell Chemical:

   Gtd. Sr. Secured Notes, Ser. B, 9.875%, 2007                                                 102,000                   98,430

   Sr. Secured Notes, 9.5%, 2008                                                                150,000  (b)             140,250

OM Group,

   Sr. Sub. Notes, 9.25%, 2011                                                                  306,000                  166,770

                                                                                                                       1,044,070

COMMERCIAL SERVICES--.3%

The Brickman Group,

   Sr. Sub. Notes, 11.75%, 2009                                                                  62,000  (b)              65,100

CONSUMER PRODUCTS--.1%

Sleepmaster,

   Sr. Sub. Notes, Ser. B, 11%, 2009                                                            180,000  (c)              34,200

DIVERSIFIED FINANCIAL SERVICES--2.5%

Elgin National Industries,

   Sr. Notes, Ser. B, 11%, 2007                                                                 393,000                  238,748

Key Components/Finance,

   Sr. Notes, 10.5%, 2008                                                                        79,000                   76,630

Tyco International Group S.A.:

   Gtd. Notes, 5.8%, 2006                                                                       105,000                   99,319

   Gtd. Notes, 6.375%, 2005                                                                     222,000                  215,482

                                                                                                                         630,179

ELECTRIC UTILITIES--3.3%

Calpine,

   Sr. Notes, 7.625%, 2006                                                                      377,000                  173,420

Calpine Canada Energy Finance,

   Gtd. Sr. Notes, 8.5%, 2008                                                                   561,000                  246,840

Dynegy Holdings,

   Sr. Notes, 8.125%, 2005                                                                      350,000                  134,750

Mirant Americas Generation,

   Sr. Notes, 7.625%, 2006                                                                      513,000                  271,890

                                                                                                                         826,900

ENTERTAINMENT--.4%

Premier Parks,

   Sr. Notes, 9.75%, 2007                                                                       108,000                  105,300

10
                                                                                                 Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount(a)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENVIRONMENTAL--1.5%

Allied Waste N.A.:

   Gtd. Sr. Notes, Ser. B, 7.625%, 2006                                                         370,000                  370,000

   Sr. Sub. Notes, Ser. B, 10%, 2009                                                             11,000                   10,972

                                                                                                                         380,972

FINANCIAL--.6%

Finova Group,

   Notes, 7.5%, 2009                                                                             90,000                   31,500

Superior Financial,

   Sr. Notes, 8.65%, 2003                                                                       125,000  (b)             125,518

                                                                                                                         157,018

FOOD WHOLESALE--1.1%

R.A.B Enterprises,

   Gtd. Sr. Notes, 10.5%, 2005                                                                   50,000  (e)              25,000

Sun World International,

   First Mortgage, Ser. B, 11.25%, 2004                                                         300,000  (n)             225,000

Swift & Co.,

   Sr. Notes, 10.125%, 2009                                                                      33,000  (b)              31,350

                                                                                                                         281,350

FOOD-PROCESSING--.3%

Land O'Lakes,

   Sr. Notes, 8.75%, 2011                                                                       114,000                   63,840

FOREIGN/GOVERNMENTAL--1.5%

France O.A.T,

   Deb., 3%, 2012                                                                           EUR  340,000  (f)            382,991

GAMING & LODGING--2.6%

MGM Grand,

   Sr. Collateralized Notes, 6.95%, 2005                                                         18,000                   18,592

Park Place Entertainment,

   Sr. Sub. Notes, 7.875%, 2005                                                                 152,000                  155,040

Resorts International Hotel and Casino,

   First Mortgage, 11.5%, 2009                                                                  265,000                  241,150

Riviera Holdings,

   Gtd. Sr. Secured Notes, 11%, 2010                                                             90,000  (b)              81,450

Turning Stone Casino Entertainment,

   Sr. Notes, 9.125%, 2010                                                                       45,000  (b)              46,237

                                                                                                                The Portfolio 11

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                             Principal

BONDS AND NOTES (CONTINUED)                                                                     Amount(a)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GAMING & LODGING (CONTINUED)

Wynn Las Vegas,

   Second Mortgage, 12%, 2010                                                                    99,000                  100,485

                                                                                                                         642,954

HEALTH SERVICES--1.5%

Extendicare Health Services,

   Sr. Sub. Notes, 9.35%, 2007                                                                   61,000                   50,935

Healthsouth:

   Sr. Notes, 6.875%, 2005                                                                      180,000                  155,700

   Sr. Notes, 7%, 2008                                                                           23,000                   18,975

Tenet Healthcare,

   Sr. Notes, 5%, 2007                                                                          150,000                  135,909

                                                                                                                         361,519

MACHINERY--.9%

Day International Group,

   Sr. Notes, Ser. B, 11.125%, 2005                                                             132,000                  135,300

Terex,

   Sr. Sub. Notes, 8.875%, 2008                                                                 100,000                   90,625

                                                                                                                         225,925

MEDIA SERVICES--.3%

RH Donnelley Financial:

   Sr. Notes, 8.875%, 2010                                                                       48,000  (b)              51,600

   Sr. Sub. Notes, 10.875%, 2012                                                                 32,000  (b)              35,040

                                                                                                                          86,640

MINING & METALS--.3%

Haynes International,

   Sr. Notes, 11.625%, 2004                                                                     119,000                   70,210

OIL & GAS--7.2%

Belden & Blake,

   Sr. Sub. Notes, Ser. B, 9.875%, 2007                                                         178,000                  152,190

CMS Energy,

   Sr. Notes, 9.875%, 2007                                                                      258,000                  245,372

Coastal:

   Notes, 7.625%, 2008                                                                           52,000                   41,133

   Sr. Deb., 6.5%, 2008                                                                         224,000                  168,213

EOTT Energy Partners/Finance,

   Gtd. Sr. Notes, 11%, 2009                                                                    555,000  (c)             258,075

El Paso Energy Partners,

   Sr. Sub. Notes, 10.625%, 2012                                                                195,000  (b)             200,362

12
                                                                                               Principal

BONDS AND NOTES (CONTINUED)                                                                      Amount(a)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OIL & GAS (CONTINUED)

Hanover Equipment Trust 2001 B,

   Sr. Secured Notes, 8.75%, 2011                                                               180,000  (b,g)           174,600

Tesoro Petroleum,

   Sr. Sub. Notes, Ser. B, 9%, 2008                                                             222,000                  147,630

Williams Cos.:

   Notes, 6.5%, 2006                                                                             57,000                   39,900

   Notes, 7.125%, 2011                                                                           46,000                   30,360

   Putable Asset Term Securities,

      Ser. A, 6.75%, 2006                                                                       415,000                  292,575

Wiser Oil,

   Sr. Sub Notes, 9.5%, 2007                                                                     61,000                   46,055

                                                                                                                       1,796,465

PACKAGING--1.1%

Owens-Illinois,

   Sr. Notes, 7.85%, 2004                                                                       216,000                  214,380

Tekni-Plex,

   Sr. Sub. Notes, Ser. B, 12.75%, 2010                                                          64,000                   60,160

                                                                                                                         274,540

PAPER & FOREST PRODUCTS--.5%

Appleton Papers,

   Sr. Sub. Notes, Ser. B, 12.5%, 2008                                                           65,000                   71,419

Fort James,

   Sr. Notes, 6.625%, 2004                                                                       65,000                   63,375

                                                                                                                         134,794

PROPERTY-CASUALTY INSURANCE--.4%

CNA Financial,

   Notes, 6.5%, 2005                                                                             95,000                   94,970

RECREATION--.2%

Bally Total Fitness Holding,

   Sr. Sub. Notes, Ser. D, 9.875%, 2007                                                          45,000                   39,375

RETAILING--.2%

Dillards,

   Notes, 6.875%, 2005                                                                            6,000                    5,910

Hollywood Entertainment,

   Sr. Sub. Notes, 9.625%, 2011                                                                  33,000                   33,825

                                                                                                                          39,735

                                                                                                                   The Portfolio 13

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                Principal
BONDS AND NOTES (CONTINUED)                                                                     Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SCIENTIFIC INSTRUMENTS--.4%

PerkinElmer,

   Sr. Sub. Notes, 8.875%, 2013                                                                 113,000  (b)             111,870

SOFTWARE--.2%

Rational Software,

   Conv. Sub. Notes, 5%, 2007                                                                    61,000                   62,296

STRUCTURED INDEX--6.9%

JP Morgan HYDI-100:

   Linked Ctf. of Deposit, 8.75%, 2007                                                          250,000  (b,h)           251,875

   Linked Ctf. of Deposit, 9.7%, 2007                                                         1,500,000  (b,h)         1,477,500

                                                                                                                       1,729,375

TELECOMMUNICATION--7.2%

American Tower,

   Sr. Notes, 9.375%, 2009                                                                      260,000                  204,100

Insight Midwest/Insight Capital,

   Sr. Notes, 9.75%, 2009                                                                        62,000  (b)              59,210

Loral Cyberstar,

   Sr. Notes, 10%, 2006                                                                          95,000                   35,625

MJD Communications,

   Floating Rate Notes, Ser. B, 5.806%, 2008                                                    500,000  (g)             317,500

Metromedia Fiber Network:

   Sr. Notes, 10%, 2009                                                                         150,000  (c)               2,625

   Sr. Notes, 14%, 2007                                                                         235,000  (c)              47,000

   Sr. Notes, Ser. B, 10%, 2008                                                                 610,000  (c)              10,675

Nextel Communications,

   Sr. Serial Redeemable Notes, 9.375%, 2009                                                    210,000                  191,100

Northeast Optic Network,

   Sr. Notes, 12.75%, 2008                                                                      200,000  (c)              15,000

Qwest:

   Notes, 7.2%, 2004                                                                            450,000                  429,750

   Notes, 7.625%, 2003                                                                          200,000                  197,000

Qwest Capital Funding,

   Notes, 7.75%, 2006                                                                            65,000                   47,125

Qwest Services,

   Notes, 13.5%, 2010                                                                           227,000  (b)             237,215

WorldCom,

   Sr. Notes, 7.75%, 2007                                                                        12,000  (c)               2,880

                                                                                                                       1,796,805
14

                                                                                                  Principal
 BONDS AND NOTES (CONTINUED)                                                                      Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXTILES & APPARREL--1.1%

Levi Strauss & Co.,

   Notes, 6.8%, 2003                                                                            269,000                  266,310

TOBACCO--.3%

North Atlantic Trading,

   Sr. Notes, Ser. B, 11%, 2004                                                                  75,000                   75,094

U.S. GOVERNMENT--23.1%

U.S. Treasury Notes,

   3%, 11/15/2007                                                                             5,685,000                5,755,153

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--.5%

Federal Home Loan Mortgage Corp.,

  REMIC, Gtd. Multiclass Mortgage Participation Ctfs.

  (Interest Only Obligation):

      Ser. 2288, Cl. IO, 6.5%, 1/15/2027                                                        224,268  (i)               8,831

      Ser. 2405, Cl. IA, 6.5%, 12/15/2011                                                        83,578  (i)               1,259

      Ser. 2407, Cl. DI, 6%, 12/15/2021                                                       1,016,137  (i)              57,793

Federal National Mortgage Association,

  REMIC Trust, Gtd. Pass-Through Cfts.,

  Ser. 2001-74, Cl. NI, 6%, 2/25/2021

      (Interest Only Obligation)                                                                800,000  (i)              56,421

                                                                                                                         124,304

WIRELESS TELECOMMUNICATION--1.1%

Alamosa Holdings:

   Sr. Discount Notes, 0/12.875%, 2010                                                           20,000  (d)               3,700

   Sr. Notes, 13.625%, 2011                                                                      50,000                   16,750

Crown Castle International,

   Sr. Notes, 9.375%, 2011                                                                      150,000                  125,250

Horizon PCS,

   Sr. Notes, 13.75%, 2011                                                                      150,000                   29,250

SBA Communications,

   Sr. Notes, 10.25%, 2009                                                                      200,000                  109,000

                                                                                                                         283,950

TOTAL BONDS AND NOTES

   (cost $28,501,857)                                                                                                 22,203,201

                                                                                                                The Portfolio 15

STATEMENT OF INVESTMENTS (CONTINUED)

PREFERRED STOCKS--6.0%                                                                           Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CABLE & MEDIA--2.3%

Paxson Communications:

   Cum., $1,325                                                                                      67                  365,150

   Cum. Conv., $975                                                                                  51  (b)             204,000

                                                                                                                         569,150

MINING & METALS--1.4%

Kaiser Group Holdings,

   Cum., $3.85                                                                                    8,554                  354,991

OIL & GAS--.7%

EXCO Resources,

   Cum. Conv., $1.05                                                                             10,000                  178,800

TELECOMMUNICATION--1.6%

CSC Holdings,

   Ser. H, Cum. $117.50                                                                           4,240                  403,860

McLeodUSA,

   Ser. A, Non-Cum. Conv., $.4375                                                                   269                    1,143

                                                                                                                         405,003

TOTAL PREFERRED STOCKS

   (cost $1,832,496)                                                                                                   1,507,944
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--2.6%

MINING & METALS--.0%

Kaiser Group Holdings (rights)                                                                   17,554  (j,k,l,o)             0

TELECOMMUNICATIONS--.0%

Loral Cyberstar (warrants)                                                                       20,940  (j)               2,094

McLeodUSA (warrants)                                                                              2,058  (j)                 638

                                                                                                                           2,732

TEXTILES & APPARREL--2.6%

HCI Direct, Cl. A                                                                                60,714  (l,o)           653,708

TOTAL COMMON STOCKS

   (cost $665,207)                                                                                                       656,440

16
                                                                                                 Principal
SHORT-TERM INVESTMENTS--.9%                                                                      Amount(a)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS;

   1.17%, 1/2/2003                                                                              100,000                  100,000

   1.18%, 1/9/2003                                                                               15,000  (m)              14,997

   1.18%, 1/30/2003                                                                             100,000  (m)              99,910

   (cost $214,898)                                                                                                       214,907
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $31,214,458)                                                              98.5%               24,582,492

CASH AND RECEIVABLES (NET)                                                                         1.5%                  382,958

NET ASSETS                                                                                       100.0%               24,965,450

(A)  PRINCIPAL AMOUNT STATED IN U.S DOLLARS UNLESS OTHERWISE NOTED.

    EUR--EUROS

(B) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT DECEMBER 31, 2002, THESE SECURITIES AMOUNTED TO $3,355,030 OR 13.4% OF NET ASSETS.

(C)  NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(D) ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE BECOMES EFFECTIVE UNTIL MATURITY.

(E)  GUARANTEED BY THE B. MANISCHEWITZ CO. AND MILLBROOK DISTRIBUTION SERVICES.

(F) PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON CHANGES TO THE EU--12 INDEX.

(G)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(H)  SECURITY LINKED TO A PORTFOLIO OF DEBT SECURITIES.

(I)  NOTIONAL FACE AMOUNT SHOWN.

(J)  NON-INCOME PRODUCING SECURITY.

(K) THE RIGHTS ALLOW THE HOLDER TO PUT PREFERRED STOCK BACK TO THE COMPANY UNDER CERTAIN CONDITIONS.

(L) THE VALUE OF THESE SECURITIES HAS BEEN DETERMINED IN GOOD FAITH UNDER THE DIRECTION OF THE BOARD OF TRUSTEES.

(M)  PARTIALLY  HELD BY A  BROKER  AS  COLLATERAL  FOR  OPEN  FINANCIAL  FUTURES
     POSITIONS.

(N)  SUBSEQUENT TO DECEMBER 31, 2002, THIS SECURITY BECAME NON-INCOME PRODUCING

(O)  SECURITY  RESTRICTED  AS  TO  PUBLIC  RESALE.   INVESTMENTS  IN  RESTRICTED
     SECURITIES, WITH A VALUE OF $653,708 OR 2.6% OF NET ASSETS, ARE AS FOLLOWS:



                                                  Acquisition               Purchase           Percentage of
 Issuer                                               Date                  Price ($)          Net Assets (%)        Valuation ($)
------------------------------------------------------------------------------------------------------------------------------

HCI Direct, Cl. A                               6/20/2002                 10.767                    2.6               10.767

Kaiser Group Holdings (rights)                  6/26/2001                     --                     --                   --

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                          The Portfolio 17


STATEMENT OF FINANCIAL FUTURES

December 31, 2002

                                                                    Market Value                                    Unrealized
                                                                    Covered by                                    (Depreciation)
                                               Contracts             Contracts ($)       Expiration               at 12/31/2002 ($)
---------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES SHORT

U.S. Agency 10 Year Notes                             32             3,567,000           March 2003                    (109,688)

SEE NOTES TO FINANCIAL STATEMENTS.


18

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  31,214,458  24,582,492

Receivable for investment securities sold                             9,671,509

Dividends and interest receivable                                       610,260

Unrealized appreciation on total return swaps--Note 4                   328,693

Receivable for futures variation margin--Note 4                          11,000

                                                                     35,203,954
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            19,194

Cash overdraft due to Custodian                                         701,270

Payable for investment securities purchased                           5,457,339

Loan payable--Note 2                                                  4,000,000

Payable for shares of Beneficial Interest redeemed                       31,285

Unrealized depreciation on forward currency
  exchange contracts--Note 4                                              1,068

Interest payable--Note 2                                                    171

Accrued expenses                                                         28,177

                                                                     10,238,504
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       24,965,450
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      64,032,072

Accumulated undistributed investment income--net                         20,129

Accumulated net realized gain (loss) on investments                 (32,669,664)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions
  [including ($109,688) net unrealized (depreciation)
  on financial futures]                                              (6,417,087)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       24,965,450

NET ASSET VALUE PER SHARE

                                        Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                              20,032,621       4,932,829

Shares Outstanding                           3,556,330         875,946
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)               5.63                  5.63

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio 19




STATEMENT OF OPERATIONS

Year Ended December 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                             3,153,107

Dividends                                                              204,132

TOTAL INCOME                                                         3,357,239

EXPENSES:

Investment advisory fee--Note 3(a)                                     187,930

Prospectus and shareholders' reports                                    25,088

Auditing fees                                                           23,823

Custodian fees--Note 3(b)                                               19,014

Distribution fees--Note 3(b)                                            10,899

Interest expense--Note 2                                                 6,741

Trustees' fees and expenses--Note 3(c)                                   2,096

Shareholder servicing costs--Note 3(b)                                   1,420

Legal fees                                                                 563

Miscellaneous                                                            9,014

TOTAL EXPENSES                                                         286,588

Less--waiver of fees due to undertaking--Note 3(a)                     (20,626)

NET EXPENSES                                                           265,962

INVESTMENT INCOME--NET                                               3,091,277
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                        (6,607,413)

Net realized gain (loss) on financial futures                         (812,819)

Net realized gain (loss) on swap transactions                          (60,759)

Net realized gain (loss) on forward currency exchange contracts        144,541

NET REALIZED GAIN (LOSS)                                            (7,336,450)

Net unrealized appreciation (depreciation) on investments and foreign currency transactions [including ($105,885) net unrealized
  (depreciation) on financial futures]                                 (83,344)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (7,419,794)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (4,328,517)

SEE NOTES TO FINANCIAL STATEMENTS.

20

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended December 31,
                                              ----------------------------------

                                                     2002                 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,091,277            3,832,724

Net realized gain (loss) on investments        (7,336,450)         (14,132,889)

Net unrealized appreciation (depreciation)
   on investments                                 (83,344)           9,198,220

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (4,328,517)          (1,101,945)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                (2,782,472)          (3,904,101)

Service shares                                  (547,004)            (188,081)

TOTAL DIVIDENDS                               (3,329,476)          (4,092,182)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                  1,660,910           1,828,890

Service shares                                  6,129,955           3,809,061

Dividends reinvested:

Initial shares                                  2,782,472           3,904,101

Service shares                                    547,004             188,081

Cost of shares redeemed:

Initial shares                                (7,968,161)         (10,189,874)

Service shares                                (3,472,239)            (932,474)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS             (320,059)          (1,392,215)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (7,978,052)          (6,586,342)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            32,943,502           39,529,844

END OF PERIOD                                  24,965,450           32,943,502

Undistributed investment income--net               20,129               53,213

                                                        The Portfolio 21

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                      Year Ended December 31,
                                               ---------------------------------

                                                     2002                 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                       263,095              222,919

Shares issued for dividends reinvested            452,259              508,983

Shares redeemed                                (1,272,866)          (1,286,432)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (557,512)            (554,530)
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       934,734              473,783

Shares issued for dividends reinvested             90,154               25,313

Shares redeemed                                  (530,752)            (117,345)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     494,136              381,751

SEE NOTES TO FINANCIAL STATEMENTS.

22


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                                                                       Year Ended December 31,
                                                                 -------------------------------------------------------------------
INITIAL SHARES                                                   2002           2001(a)        2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             7.33           8.47          10.44          11.80         12.88

Investment Operations:

Investment income--net                                            .69(b)         .84(b)        1.15           1.21          1.14

Net realized and unrealized
   gain (loss) on investments                                   (1.64)         (1.07)         (1.95)         (1.38)        (1.08)

Total from Investment Operations                                 (.95)          (.23)          (.80)          (.17)          .06

Distributions:

Dividends from investment income--net                            (.75)          (.91)         (1.17)         (1.19)        (1.14)

Net asset value, end of period                                   5.63           7.33           8.47          10.44         11.80
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (13.01)         (2.90)         (8.27)         (1.54)          .29
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                          .90            .90            .76            .73           .77

Ratio of interest expense
   to average net assets                                          .02            .01            .23            .11           .32

Ratio of net investment income
   to average net assets                                        10.69          10.37          11.10          10.53         10.10

Decrease reflected in above
   expense ratios due to undertaking
   by The Dreyfus Corporation                                     .02             --             --             --            --

Portfolio Turnover Rate                                        436.35         198.14          15.29          52.08         50.18
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          20,033         30,146         39,529         66,357        83,418

(A)  AS  REQUIRED,  EFFECTIVE  JANUARY 1, 2001,  THE  PORTFOLIO  HAS ADOPTED THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A
     SCIENTIFIC  BASIS  AND  INCLUDING  PAYDOWN  GAINS AND  LOSSES  IN  INTEREST
     INCOME.THE  EFFECT OF THESE CHANGES FOR THE PERIOD ENDED  DECEMBER 31, 2001
     WAS TO  DECREASE  NET  INVESTMENT  INCOME PER SHARE BY $.05,  INCREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON  INVESTMENTS  PER SHARE BY $.05 AND
     DECREASE  THE RATIO OF NET  INVESTMENT  INCOME TO AVERAGE  NET ASSETS  FROM
     11.07% TO 10.37%. PER SHARE DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR PERIODS
     PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN  RESTATED TO REFLECT  THIS CHANGE IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                                                          The Portfolio 23



FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                   Year Ended December 31,
                                                                                       ---------------------------------------------
SERVICE SHARES                                                                         2002            2001(a)          2000(b)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                   7.33            8.46             8.46

Investment Operations:

Investment income--net                                                                  .68(c)          .79(c)            --

Net realized and unrealized
   gain (loss) on investments                                                         (1.63)          (1.02)              --

Total from Investment Operations                                                       (.95)           (.23)              --

Distributions:

Dividends from investment income--net                                                  (.75)           (.90)              --

Net asset value, end of period                                                         5.63            7.33               8.46
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                     (13.12)          (2.95)               --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                                                .90             .90                 --

Ratio of interest expense
   to average net assets                                                                .02             .01                 --

Ratio of net investment income
   to average net assets                                                              10.73            10.35                --

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                                       .33              .24                --

Portfolio Turnover Rate                                                              436.35           198.14              15.29
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                 4,933            2,797                  1

(A)  AS  REQUIRED,  EFFECTIVE  JANUARY 1, 2001,  THE  PORTFOLIO  HAS ADOPTED THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A
     SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME.
     THE EFFECT OF THESE  CHANGES FOR THE PERIOD ENDED  DECEMBER 31, 2001 WAS TO
     DECREASE NET INVESTMENT INCOME PER SHARE BY $.05, INCREASE NET REALIZED AND
     UNREALIZED  GAIN (LOSS) ON  INVESTMENTS  PER SHARE BY $.05 AND DECREASE THE
     RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 11.04% TO 10.35%.
     PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1,
     2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.



SEE NOTES TO FINANCIAL STATEMENTS.

24

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940 as amended (the "Act"), as an open-end management investment company, operating as a series company currently offering twelve series, including the Limited Term High Income Portfolio (the "portfolio" ). The portfolio is only offered to separate accounts established by insurance companies  to  fund  variable  annuity  contracts  and  variable  life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the "Manager" ) serves as the portfolio' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments other than U.S. Treasury Bills, and financial futures) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which

                                                            The Portfolio 25

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which securities are primarily traded or at the last sales price on the national securities market on each business day. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange

26

rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $3,472 during the period ended December 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: It is the policy of the portfolio to declare and pay dividends quarterly from investment income-net. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $19,061, accumulated capital losses $31,558,596 and unrealized depreciation $6,519,544. In addition, the portfolio had $1,173,729 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

                                                        The Portfolio 27

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, $454,463 of the carryover expires in fiscal 2006, $5,316,701 expires in fiscal 2007, $4,480,534 expires in fiscal 2008, $10,613,045 expires in fiscal 2009 and $10,693,853 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal years ended December 31, 2002 and December 31, 2001, respectively, were as follows: ordinary income $3,329,476 and $4,092,182.

During the period ended December 31, 2002, as a result of permanent book to tax differences, the portfolio increased accumulated undistributed investment income-net by $205,115, decreased net realized gain (loss) on investments by $328,527 and increased paid-in capital by $123,412. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The portfolio may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the leveraging line during the period ended December 31, 2002 was approximately $212,600, with a related weighted average annualized interest rate of 3.17%.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement ("Agreement") with the Manager, the investment advisory fee is computed at the annual rate of .65 of 1% of the value of the portfolio' s average daily net assets and is payable monthly.

28

The Manager has agreed, from January 1, 2002 to December 31, 2003, to waive receipt of its fees and/or assume the expenses of the portfolio so that the
expenses   of   neither  class,  exclusive  of  taxes,  brokerage  commissions, extraordinary expenses, interest expenses and commitment fees on borrowings exceed .90 of 1% of the value of the average daily net assets of their class. During the period ended December 31, 2002, the Manager waived receipt of fees of $20,626, pursuant to the undertaking.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2002, Service shares were charged $10,899 under the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2002, the portfolio was charged $106 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement to provide custodial services for the portfolio. During the period ended December 31, 2002, the portfolio was charged $19,014 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act.

                                                             The Portfolio 29

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures, forward currency exchange contracts and swap transactions, during the period ended December 31, 2002, amounted to $118,462,644 and $120,654,993, respectively.

The portfolio may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The portfolio is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the portfolio to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the portfolio recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at December 31, 2002, are set forth in the Statement of Financial Futures.

The portfolio enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a cer-

30

tain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract increases between those dates. The portfolio is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at December 31, 2002:



                                           Foreign
Forward Currency                          Currency                                                               Unrealized
Exchange Contracts                         Amounts                Proceeds ($)                Value ($)       (Depreciation) ($)
------------------------------------------------------------------------------------------------------------------------------------

SALE:

Euro, expiring 2/3/2002                    369,630                 386,489                  387,557                  (1,068)

The portfolio may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. The following summarizes swaps entered into by the portfolio at December 31, 2002:

                                                                     Unrealized
Notional Amount ($)               Description                  Appreciation ($)
--------------------------------------------------------------------------------

2,000,000            Agreement with Merrill Lynch, terminating          25,862
                     September 11, 2003 to pay 3 month libor plus
                     .75%, and receive if positive (pay if negative) the total return on the Merrill Lynch U.S. High
                     Yield Cash Pay Index

5,000,000            Agreement with Merrill Lynch, terminating         302,831
                     October 1, 2004 to pay 3 month libor plus
                     .75% and receive if positive (pay if negative) the total return on the Merrill Lynch High
                     Yield Cash Pay Index

Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds.

                                                             The Portfolio 31

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

or falls short of the offsetting interest rate obligation, the portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

Realized gains or losses on maturity or termination of swaps are presented in the Statement of Operations. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreement and are generally limited to the amount of net payments to be received, if any, at the date of default.

At December 31, 2002, the cost of investments for federal income tax purposes was $31,462,724; accordingly, accumulated net unrealized depreciation on investments was $6,880,232, consisting of $546,709 gross unrealized appreciation and $7,426,941 gross unrealized depreciation.

32

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Variable Investment Fund, Limited Term High Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Variable Investment Fund, Limited Term High Income Portfolio (one of the funds comprising Dreyfus Variable Investment Fund) as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Limited Term High Income Portfolio at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


Ernst & Young LLP

New York, New York

February 7, 2003

                                                        The Portfolio 33


IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby designates 6.13% of the ordinary dividends paid during the fiscal year ended December 31, 2002 as qualifying for the corporate dividends received deduction.


34

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

David P. Feldman (63)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* 59 Wall Street Mutual Funds Group (11 Funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 53

                              --------------

James F. Henry (72)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President, CPR Institute for Dispute Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation (Retired 2001).

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

Rosalind Gersten Jacobs (77)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Merchandise and marketing consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 37

                                                        The Portfolio 35

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

Dr. Paul A. Marks (76)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and Chief Executive Officer of Memorial Sloan-Kettering Cancer Center (Retired 1999)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Pfizer, Inc., a pharmaceutical company, President-Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

Dr. Martin Peretz (63)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Editor-in-Chief of The New Republic Magazine

* Lecturer in Social Studies at Harvard University

* Co-Chairman of TheStreet.com, a financial daily on the web

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Academy for Liberal Education, an accrediting agency for colleges and universities certified by the U.S. Department of Education, Director

* Digital Learning Group, LLC., an online publisher of college textbooks, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

Bert W. Wasserman (70)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Financial Consultant

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Malibu Entertainment International, Inc., Director

* Lillian Vernon Corporation, Director

* PSC, Inc., a leading provider of mobile and wireless systems, retail automation solutions and automated data collection products, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER

IRVING KRISTOL, EMERITUS BOARD MEMBER

36

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1991.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 19 investment companies (comprised of 40 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since May 1986.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

Senior Treasury Manager of the Manager, and an officer of 37 investment companies (comprised of 78 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since August 1984.

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

Senior Accounting Manager - Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprised of 77 portfolios) managed by the Manager. He is 34 years old and has been an employee of the Manager since November 1992.

                                                        The Portfolio 37

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

ROBERT S. ROBOL, ASSISTANT TREASURER SINCE DECEMBER 2002.

Senior Accounting Manager - Equity Funds of the Manager, and an officer of 28 investment companies (comprised of 119 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

Senior Accounting Manager - Equity Funds of the Manager, and an officer of 28 investment companies (comprised of 119 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 199 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

38

NOTES


                     For More Information

                        Dreyfus Variable Investment Fund, Limited Term High Income Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call
1-800-554-4611 or
516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2003 Dreyfus Service Corporation                                  156AR1202


      Dreyfus Variable
      Investment Fund,
      Money Market
      Portfolio

      ANNUAL REPORT December 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                             8   Statement of Assets and Liabilities

                             9   Statement of Operations

                            10   Statement of Changes in Net Assets

                            11   Financial Highlights

                            12   Notes to Financial Statements

                            16   Report of Independent Auditors

                            17   Board Members Information

                            19   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,
                                                         Money Market Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Variable Investment Fund, Money Market Portfolio, covering the 12-month period from January 1, 2002 through December 31, 2002. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Thomas S. Riordan.

Throughout 2002, money market funds helped investors preserve their capital while stock prices declined. In an environment roiled by allegations of corporate scandal, a lackluster economy and the threat of war, investors flocked to high-quality, short-term securities. However, largely because of the Federal Reserve Board's efforts to stimulate renewed economic growth, interest rates and money market yields have declined to their lowest levels in more than 40 years.

Can the money markets continue to protect investors' capital? While there are no guarantees, we believe it's likely they can. But over the longer term, investing only in money market funds may incur substantial levels of opportunity risk, which is the danger of missing out on chances to earn higher levels of growth or income. In our view, money market funds are an excellent choice for emergency reserves and money that you may need to spend over the next several years, but they probably are not the best alternatives for building wealth over the long term.

Your financial advisor can help you determine which long-term investments are appropriate for your individual needs, goals and attitudes toward risk. Investors with the patience and discipline to weather today's market uncertainty may reap the potential benefits of the better economic times that we believe lie ahead.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2003

2


DISCUSSION OF PERFORMANCE

Thomas S. Riordan, Portfolio Manager

How did Dreyfus Variable Investment Fund, Money Market Portfolio perform during the period?

During the 12-month period ended December 31, 2002, the portfolio produced a 1.45% yield. Taking into account the effects of compounding, the portfolio provided a 1.46% effective yield for the same period.(1)

What is the portfolio's investment approach?

The portfolio seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. To pursue this goal, the portfolio invests in a diversified selection of high-quality, short-term debt securities. These include securities issued or guaranteed by the U.S.
government or its agencies or instrumentalities, certificates of deposit, short-term securities issued by domestic or foreign banks, repurchase agreements, asset-backed securities, domestic and dollar-denominated foreign commercial paper and dollar-denominated obligations issued or guaranteed by foreign governments.

Normally, the portfolio invests at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations.

What other factors influenced the portfolio's performance?

When the reporting period began on January 1, 2002, the nation was mired in recession, and investors were looking forward to the resumption of economic growth. To that end, the Federal Reserve Board (the "Fed") had implemented 11 interest-rate reductions in 2001, driving the benchmark federal funds rate to 1.75%, a 40-year low.

When the economic recovery began during the first quarter of 2002, many investors expected that the Fed would begin raising short-term interest rates later in the year. By the spring, however, it had become apparent that the recovery was weaker and more uneven than most

                                                                The Portfolio 3


DISCUSSION OF PERFORMANCE (CONTINUED)

investors had hoped. Jobless claims increased in May, and consumers began to spend at a slower rate. As a result, the economic growth rate for the second quarter of 2002 declined to just 1.3%, according to government estimates, and investors began to push back their expectations of the timing of eventual rate hikes.

The economy continued to give mixed signals in June, July and August. For example, the unemployment rate rose in June and then fell in July. By the same token, June's economic data suggested that manufacturing was recovering faster than expected, while July's data revealed a drop in the index. Historically low interest rates continued to spur mortgage-refinancing activity, putting cash in consumers' pockets. At the same time, productivity for the second quarter of 2002 came in higher than expected, suggesting that businesses could enhance profits without expanding their payrolls. However, corporate spending remained
anemic,   and   the   stock   market   continued   its   roller  coaster  ride.

Ultimately, negative influences overshadowed positive ones, as corporate scandals, weaker corporate earnings, an uncertain consumer and heightened international tensions further reduced expectations for a sustainable economic recovery. As a result, at its August meeting the Fed shifted its bias from neutral toward a more accommodative stance, indicating that the risks of economic weakness were greater than the risks of resurgent inflation.

Nonetheless, economic weakness continued to prevail. The economy lost 43,000 jobs in September, and a key index of manufacturing output suggested continuing weakness in that sector. In October, consumer confidence dropped to a nine-year low, and the unemployment rate rose along with jobless claims. The length of the workweek declined, as did the number of temporary workers employed. Finally, the initial estimate of 4% growth in gross domestic product in the third quarter was weaker than anticipated. At month-end, most analysts expected the Fed to reduce short-term interest rates at its next meeting.

4

Indeed, in early November the Fed cut the federal funds rate 50 basis points, suggesting that the economy had reached a "soft spot" because of war fears and corporate scandals. Since then, the economy has shown some signs of improvement. While the labor market remained weak, retail sales in November came in higher than most analysts had expected, and the stock market rallied before giving back some of its recent gains. In addition, consumer confidence improved during December, and November's retail sales came in higher than expected. As of the reporting period's end, however, uncertainty continued, and we believe that factors such as a growing federal budget deficit and the possibility of war with Iraq may put a damper on further near-term improvement in economic fundamentals.

What is the portfolio's current strategy?

As it has been for the entire year, the portfolio ended 2002 with a weighted average maturity that was longer than its peer group average, reflecting our efforts to maintain competitive yields in the low interest-rate environment. Although short-term interest rates are near historical lows, we see little chance that the Fed will begin raising them in the foreseeable future.

January 15, 2003

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN
     CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

                                                        The Portfolio 5

STATEMENT OF INVESTMENTS

December 31, 2002


                                                                                              Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--22.9%                                                Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
American Express Centurion Bank

   1.36%, 1/10/2003                                                                          10,000,000               10,000,000

Bank of Nova Scotia

   1.85%, 10/8/2003                                                                           5,000,000                4,995,754

First Union National Bank

   1.41%, 6/5/2003                                                                           10,000,000  (a)          10,005,123

Marshall & Ilsley Bank

   1.34%, 3/6/2003                                                                           10,000,000               10,000,000

Wilmington Trust Co.

   1.53%, 11/18/2003                                                                         10,000,000                9,999,122

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $44,999,999)                                                                                                 44,999,999
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--36.6%
------------------------------------------------------------------------------------------------------------------------------------

AIG Funding Inc.

   1.29%, 1/3/2003                                                                           10,000,000                9,999,283

Abbey National North America

   1.25%, 1/2/2003                                                                            7,000,000                6,999,757

Bear Stearns Cos. Inc.

   1.73%, 1/9/2003                                                                            5,000,000                4,998,089

FCAR Owner Trust

   1.78%, 2/24/2003                                                                           9,000,000                8,976,240

GE Capital International Funding Inc.

   1.78%, 2/14/2003                                                                           9,000,000                8,980,530

ING (U.S.) Funding LLC

   2.21%, 1/31/2003                                                                           8,000,000                7,985,533

Lehman Brothers Holdings Inc.

   1.34%, 4/8/2003                                                                            9,000,000                9,000,000

Morgan Stanley & Co. Inc.

   1.35%, 2/13/2003                                                                           5,000,000                4,991,938

PB Finance (Delaware) Inc.

   1.34%, 4/21/2003                                                                          10,000,000                9,959,361

TOTAL COMMERCIAL PAPER

   (cost $71,890,731)                                                                                                 71,890,731
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE NOTES--13.8%
------------------------------------------------------------------------------------------------------------------------------------

CXC Inc.

   1.40%, 5/1/2003                                                                            5,000,000  (a,b)         5,000,000

Canadian Imperial Bank of Commerce

   1.39%, 4/28/2003                                                                           8,000,000  (a)           7,998,714


6
                                                                                              Principal
CORPORATE NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Sigma Finance Inc.

   1.34%, 7/10/2003                                                                           5,000,000  (a,b)         5,000,000

Societe Generale

   1.38%, 3/24/2003                                                                           9,000,000  (a)           8,999,136

TOTAL CORPORATE NOTES

   (cost $26,997,850)                                                                                                 26,997,850
------------------------------------------------------------------------------------------------------------------------------------

PROMISSORY NOTES--4.6%
------------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs Group Inc.

  1.82%--2.63%, 1/23/2003--5/27/2003

   (cost $9,000,000)                                                                          9,000,000  (c)           9,000,000
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM BANK NOTES--9.7%
------------------------------------------------------------------------------------------------------------------------------------

Bank One N.A.

   1.30%, 8/15/2003                                                                          10,000,000  (a)           9,998,142

National City Bank

   1.29%--1.39%, 5/19/2003--8/22/2003                                                         9,000,000  (a)           9,000,048

TOTAL SHORT-TERM BANK NOTES

   (cost $18,998,190)                                                                                                 18,998,190
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES--10.2%
------------------------------------------------------------------------------------------------------------------------------------

Federal Home Loan Banks, Notes

  1.63%--1.69%, 12/5/2003--1/2/2004

   (cost $20,000,000)                                                                        20,000,000               20,000,000
------------------------------------------------------------------------------------------------------------------------------------

TIME DEPOSITS--1.2%
------------------------------------------------------------------------------------------------------------------------------------

State Street Bank & Trust Co. (Grand Cayman)

  1.19%, 1/2/2003

   (cost $2,369,000)                                                                          2,369,000                2,369,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $194,255,770)                                                              99.0%             194,255,770

CASH AND RECEIVABLES (NET)                                                                          1.0%               1,961,384

NET ASSETS                                                                                        100.0%             196,217,154

(A)  VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL BUYERS. AT DECEMBER 31,
     2002, THESE SECURITIES AMOUNTED TO $10,000,000 OR 5.1% OF NET ASSETS.

(C)  THESE  NOTES  WERE  ACQUIRED  FOR  INVESTMENT,  AND NOT WITH THE  INTENT TO
     DISTRIBUTE  OR SELL.  SECURITIES  RESTRICTED  AS TO  PUBLIC  RESALE.  THESE
     SECURITIES  WERE  ACQUIRED  FROM  5/31/2002  TO  10/25/2002  AT A  COST  OF
     $9,000,000.  AT DECEMBER 31, 2002, THE AGGREGATE VALUE OF THESE  SECURITIES
     AMOUNTED TO  $9,000,000  OR 4.6% OF NET ASSETS AND ARE VALUED AT  AMORTIZED
     COST.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio 7

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           194,255,770   194,255,770

Cash                                                                  2,934,475

Interest receivable                                                     277,550

Prepaid expenses                                                          1,022

                                                                    197,468,817
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           105,880

Payable for shares of Beneficial Interest redeemed                    1,087,576

Accrued expenses                                                         58,207

                                                                      1,251,663
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      196,217,154
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     196,241,340

Accumulated net realized gain (loss) on investments                     (24,186)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      196,217,154
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 196,241,340

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

8

STATEMENT OF OPERATIONS

Year Ended December 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      4,114,513

EXPENSES:

Investment advisory fee--Note 2(a)                                   1,032,309

Custodian fees                                                          39,038

Professional fees                                                       30,305

Prospectus and shareholders' reports                                    18,013

Trustees' fees and expenses--Note 2(b)                                  17,383

Shareholder servicing costs--Note 2(a)                                  10,651

Registration fees                                                          532

Miscellaneous                                                            2,233

TOTAL EXPENSES                                                       1,150,464

INVESTMENT INCOME--NET                                               2,964,049
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                 (10,974)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,953,075

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio 9

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                           -------------------------------------

                                                     2002                 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,964,049            5,800,322

Net realized gain (loss) on investments           (10,974)               2,434

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    2,953,075            5,802,756
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (2,964,049)          (5,841,149)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold               1,012,791,163          438,451,655

Dividends reinvested                            2,964,049            5,841,149

Cost of shares redeemed                    (1,009,975,937)        (378,180,680)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS        5,779,275           66,112,124

TOTAL INCREASE (DECREASE) IN NET ASSETS         5,768,301           66,073,731
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           190,448,853          124,375,122

END OF PERIOD                                 196,217,154          190,448,853

SEE NOTES TO FINANCIAL STATEMENTS.

10

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.



                                                                                    Year Ended December 31,
                                                             -----------------------------------------------------------------------

                                                                 2002          2001           2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00          1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                           .015          .039           .058           .047          .050

Distributions:

Dividends from investment income--net                          (.015)         (.039)         (.058)         (.047)        (.050)

Net asset value, end of period                                   1.00          1.00           1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 1.46          3.97           5.98           4.78          5.12
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .56           .58            .60            .58           .56

Ratio of net investment income
   to average net assets                                         1.44          3.72           5.87           4.69          5.01
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         196,217       190,449        124,375        102,727        89,025



SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio 11

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, operating as a series company currently offering twelve series, including the Money Market Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the portfolio's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio's shares, which are sold without a sales charge.

It is the portfolio's policy to maintain a continuous net asset value per share of $1.00; the portfolio has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the portfolio will be able to maintain a stable net asset value per share of $1.00.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investment securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Trustees to represent the fair value of the portfolio's investments.

12

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.

The portfolio may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller's agreement to repurchase and the portfolio's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the portfolio's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the portfolio maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the portfolio to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986 as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

                                                        The Portfolio 13

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(D) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2002, the components of accumulated earnings on a tax basis was substantially the same as for financial reporting purposes.

The accumulated capital loss carryover of $24,254 is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, $1,106 of the carryover expires in fiscal 2006, $1,115 expires in fiscal 2007, $11,060 expires in fiscal 2008 and $10,973 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2002 and December 31, 2001, were all ordinary income.

At December 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .50 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2002, the portfolio was charged $246 pursuant to the transfer agency agreement.

14
(B) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                        The Portfolio 15

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Variable Investment Fund, Money Market Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Money Market Portfolio (one of the funds comprising Dreyfus Variable Investment Fund) as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Money Market Portfolio at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

New York, New York

February 7, 2003

16

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

David P. Feldman (63)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* 59 Wall Street Mutual Funds Group (11 Funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 53

                              --------------

James F. Henry (72)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President, CPR Institute for Dispute Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation (Retired 2001).

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

Rosalind Gersten Jacobs (77)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Merchandise and marketing consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 37

                                                        The Portfolio 17

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

Dr. Paul A. Marks (76)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and Chief Executive Officer of Memorial Sloan-Kettering Cancer Center (Retired 1999)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Pfizer, Inc., a pharmaceutical company, President-Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

Dr. Martin Peretz (63)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Editor-in-Chief of The New Republic Magazine

* Lecturer in Social Studies at Harvard University

* Co-Chairman of TheStreet.com, a financial daily on the web

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Academy for Liberal Education, an accrediting agency for colleges and universities certified by the U.S. Department of Education, Director

* Digital Learning Group, LLC., an online publisher of college textbooks, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

Bert W. Wasserman (70)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Financial Consultant

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Malibu Entertainment International, Inc., Director

* Lillian Vernon Corporation, Director

* PSC, Inc., a leading provider of mobile and wireless systems, retail automation solutions and automated data collection products, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER

IRVING KRISTOL, EMERITUS BOARD MEMBER

18

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1991.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 19 investment companies (comprised of 40 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since May 1986.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Treasury Manager of the Manager, and an officer of 37 investment companies (comprised of 78 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since August 1984.

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprised of 77 portfolios) managed by the Manager. He is 34 years old and has been an employee of the Manager since November 1992.

                                                        The Portfolio 19

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

ROBERT S. ROBOL, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 28 investment companies (comprised of 119 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 28 investment companies (comprised of 119 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 199 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

20
                   For More Information

                        Dreyfus Variable Investment Fund,
                        Money Market Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian
                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call
1-800-554-4611 or
516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2003 Dreyfus Service Corporation                                  117AR1202



      Dreyfus Variable
      Investment Fund,
      Quality Bond Portfolio

      ANNUAL REPORT December 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Portfolio Performance

                             8   Statement of Investments

                            16   Statement of Assets and Liabilities

                            17   Statement of Operations

                            18   Statement of Changes in Net Assets

                            20   Financial Highlights

                            22   Notes to Financial Statements

                            29   Report of Independent Auditors

                            30   Important Tax Information

                            31   Board Members Information

                            33   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,
                                                         Quality Bond Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Variable Investment Fund, Quality Bond Portfolio, covering the 12-month period from January 1, 2002 through December 31, 2002. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with William Howarth, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the portfolio.

In stark contrast to the stock market's overall dismal performance, bonds from government and corporate issuers generally performed well in 2002. In fact, 2002 marked the third consecutive year of broad bond market gains and stock market losses. In an environment roiled by allegations of corporate scandal, a lackluster economy and the threat of war, investors flocked to high-quality, fixed-income securities. Declining interest rates and heightened investor demand drove prices of U.S. Treasury securities higher and investment-grade corporate bonds also performed well, despite the bankruptcies of several major U.S. corporations.

Can bonds continue to produce attractive total returns in 2003? No one can know for sure. However, we believe that sector allocation and security selection will be key in 2003, requiring intensive research to find the most compelling opportunities. In the meantime, we continue to encourage you to maintain an ongoing dialogue with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2003

2


DISCUSSION OF PERFORMANCE

William Howarth, Portfolio Manager

Dreyfus Taxable Fixed Income Team

How did Dreyfus Variable Investment Fund, Quality Bond Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2002, the portfolio's Initial shares achieved a total return of 7.76% and its Service shares achieved a total return of 7.47% .(1) The portfolio produced aggregate income dividends of $0.577 per share and $0.554 per share for its Initial and Service shares, respectively. In comparison, the portfolio's benchmark, the Lehman Brothers Aggregate Bond Index, achieved a total return of 10.25% for the same period.(2)

The portfolio generally benefited during the reporting period from falling short-term interest rates, generally weak economic conditions and heightened demand from risk-averse investors. However, the portfolio's returns trailed its benchmark, primarily because of its relatively heavy exposure to
investment-grade   corporate   bonds,   which  underperformed  comparable  U.S.
government securities.

What is the portfolio's investment approach?

On  December  18,  2002,   portfolio   shareholders  voted  to  change  the
portfolio's investment objective. Effective January 20, 2003, the portfolio's investment objective is to seek to maximize total return consisting of capital appreciation and current income. The portfolio's prior investment objective was to seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

The portfolio invests at least 80% of its assets in bonds, including corporate bonds, mortgage-related securities, collateralized mortgage obligations ("CMOs") and asset-backed securities that, when purchased, are A-rated or better or what we believe are the unrated equivalent, and in securities issued or guaranteed by the U.S. government or its agencies or its instrumentalities. The portfolio may also invest up to 10% of its net assets in foreign securities. In addition, the portfolio may

                                                                The Portfolio 3


DISCUSSION OF PERFORMANCE (CONTINUED)

invest in high-grade commercial paper issued by U.S. corporations, certificates of deposit, time deposits and bankers' acceptances, as well as municipal obligations and zero coupon securities.

When selecting investments, we conduct extensive analyses to identify those bond market sectors that we believe represent the most attractive relative values. Generally, we strive to hold those securities until their true values are reached, or until other market sectors become more attractively valued.

What other factors influenced the portfolio's performance?

Although the U.S. economy began to recover early in 2002, the rebound proved to be less robust than most investors had hoped. Key economic indicators remained mixed through most of the year, with strength in consumer spending offset by weakness in corporate expenditures, rising unemployment and falling stock prices. In addition, heightened tensions related to the possibility of war in Iraq held back economic growth. In response to what it termed a "soft spot" in the economy, the Federal Reserve Board reduced short-term interest rates by 0.50 percentage points in November, driving the federal funds rate to 1.25%.

Lower short-term interest rates were particularly beneficial for interest-rate-sensitive bonds, especially U.S. Treasury securities. Prices of these high-quality investments were also driven higher by surging demand from investors seeking a more stable alternative to a volatile stock market.

When prices rise, bond yields tend to fall, and U.S. Treasury securities generally offered yields throughout the reporting period that we considered unattractively low. Accordingly, for most of 2002 we emphasized investment-grade corporate bonds, which offered higher yields and, in our view, represented better values. We focused primarily on bonds from industrial companies, which we believed would benefit from a recovering economy.

However, the persistently weak economy and corporate scandals involving a number of prominent bond issuers hurt the overall performance of the corporate bond market. Allegations of fraud against companies affected many issuers, including some with strong finances and

4

no apparent legal or ethical problems. At the same time, many electric utilities experienced accounting-related difficulties in a newly deregulated marketplace, hurting bond prices in the utilities sector. As a result, the corporate bond market experienced considerable volatility, especially during the fourth quarter, and our focus on corporate bonds caused the portfolio's returns to lag its benchmark.

What is the portfolio's current strategy?

After falling sharply in October, corporate bonds rallied strongly in November and December. We took advantage of higher corporate bond prices by locking in gains, paring back positions and redeploying those assets to U.S. Treasury securities, including Treasury Inflation Protected Securities, also known as TIPS. While we also modestly increased the portfolio' s holdings of mortgage-backed securities issued by U.S. government agencies, the portfolio continues to contain a smaller percentage of mortgage-backed securities than its benchmark. This underweighted position is primarily the result of the heightened risk of mortgage prepayments as a record number of homeowners have refinanced their mortgages in the low interest-rate environment.

As of year-end, we are prepared to increase our holdings of investment-grade corporate bonds, but we are waiting for opportunities to do so at lower prices. We continue to believe that corporate bonds represent relatively attractive
values,   especially  compared  to  U.S.  Treasury  securities.  In  our  view, high-quality corporate bonds are likely to benefit when the economy strengthens, while U.S. government securities may be vulnerable to price erosion if interest rates trend higher.

January 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                        The Portfolio 5

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund, Quality Bond Portfolio Initial shares and Service shares and the Lehman Brothers Aggregate Bond Index
--------------------------------------------------------------------------------


Average Annual Total Returns AS OF 12/31/02

                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

INITIAL SHARES                                                                  7.76%              6.20%             7.28%

SERVICE SHARES                                                                  7.47%              6.08%             7.22%


THE DATA FOR SERVICE SHARES PRIMARILY REPRESENTS THE RESULTS OF INITIAL SHARES. ACTUAL SERVICE SHARES' AVERAGE ANNUAL TOTAL RETURN AND HYPOTHETICAL GROWTH RESULTS WOULD HAVE BEEN LOWER. SEE NOTES BELOW.

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE PORTFOLIO'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

6


THE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL AND SERVICE SHARES OF DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO ON 12/31/92 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS AGGREGATE BOND INDEX (THE "INDEX") ON THAT DATE.

THE PORTFOLIO'S INITIAL SHARES ARE NOT SUBJECT TO A RULE 12B-1 FEE. THE PORTFOLIO'S SERVICE SHARES ARE SUBJECT TO A 0.25% ANNUAL RULE 12B-1 FEE. THE PERFORMANCE FIGURES FOR SERVICE SHARES REFLECT THE PERFORMANCE OF THE PORTFOLIO'S INITIAL SHARES FROM THEIR INCEPTION DATE THROUGH DECEMBER 30, 2000, AND THE PERFORMANCE OF THE PORTFOLIO'S SERVICE SHARES FROM DECEMBER 31, 2000 (INCEPTION DATE OF SERVICE SHARES) TO DECEMBER 31, 2002 (BLENDED PERFORMANCE FIGURES). THE BLENDED PERFORMANCE FIGURES HAVE NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE SERVICE SHARES. IF THESE EXPENSES HAD BEEN REFLECTED, THE BLENDED PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE PORTFOLIO FEES AND EXPENSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                        The Portfolio 7



STATEMENT OF INVESTMENTS

December 31, 2002

                                                                                              Principal
BONDS AND NOTES--100.5%                                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--1.0%

Boeing Capital,

   Sr. Notes, 5.75%, 2007                                                                     1,190,000  (a)           1,258,533

Goodrich (B.F.),

   Notes, 7%, 2038                                                                            1,383,000  (a)           1,236,199

                                                                                                                       2,494,732

AIRLINES--.8%

American Airlines,

  Pass-Through Trust Ctfs.,

   Ser. 2001-1, Cl. A2, 6.817%, 2011                                                            750,000                  644,786

Continental Airlines,

  Pass-Through Ctfs.:

      Ser. 1998-1, Cl. A, 6.648%, 2017                                                          221,720                  193,848

      Ser. 1999-1, Cl. A, 6.545%, 2020                                                          538,107                  467,283

      Ser. 2000-2, Cl. A1, 7.707%, 2021                                                         644,677                  566,936

US Air,

  Enhanced Equipment Notes,

   Ser. C, 8.93%, 2009                                                                          270,471  (k)              67,618

                                                                                                                       1,940,471

ASSET-BACKED CTFS. /AUTO LOANS--1.2%

Union Acceptance Corp. Securitization Owner Trust,

   Ser. 2000-D, Cl. A4, 6.89%, 2007                                                           2,750,000                2,941,440

ASSET-BACKED CTFS. /CREDIT CARDS--.7%

MBNA Credit Card Master Note Trust,

   Ser. 2002-C1, Cl. C1, 6.8%, 2014                                                           1,850,000                1,888,850

ASSET-BACKED CTFS. /HOME EQUITY LOANS--1.0%

Countrywide Home Loans Servicing,

   Ser. 2002-S2, Cl. A5, 5.478%, 2017                                                         2,445,000                2,537,452

AUTOMOTIVE--2.4%

Ford Motor Credit:

   Global Landmark Securities, 7.45%, 2031                                                      532,000                  464,015

   Notes, 7.375%, 2011                                                                        2,128,000                2,072,333

   Notes, 7.875%, 2010                                                                        1,140,000                1,148,737

TRW,

   Notes, 6.625%, 2004                                                                        2,400,000                2,495,266

                                                                                                                       6,180,351

BANKING--2.5%

Bank of America,

   Sr. Notes, 4.875%, 2012                                                                      983,000  (a)             995,515

8
                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING (CONTINUED)

Citigroup,

   Sub. Notes, 5.625%, 2012                                                                   3,338,000  (a)           3,516,389

HSBC Holdings,

   Sub. Notes, 5.25%, 2012                                                                    1,890,000  (a)           1,940,947

                                                                                                                       6,452,851

CABLE & MEDIA--2.2%

America Online,

   Conv. Sub. Notes, 0%, 2004                                                                 1,154,000                  640,470

Cox Communications,

   Notes, 6.75%, 2011                                                                         1,124,000  (a)           1,211,319

TCI Communication Financing III,

   Gtd. Capital Securities, 9.65%, 2027                                                       1,062,000                  978,209

USA Interactive,

   Notes, 7%, 2013                                                                              910,000  (b)             942,654

Viacom,

   Gtd. Sr. Notes, 6.625%, 2011                                                               1,562,000                1,768,322

                                                                                                                       5,540,974

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--6.6%

Bear Stearns Commercial Mortgage Securities,

   Ser. 2001-TOP2, Cl. A1, 6.08%, 2035                                                        2,995,689                3,257,691

CS First Boston Mortgage Securities,

   Ser. 1998-C1, Cl. C, 6.78%, 2040                                                           3,355,000                3,728,283

Chase Commerical Mortgage Securities,

   Ser. 2001-245, Cl. A1, 5.974%, 2016                                                        1,450,000  (b,c)         1,567,421

Chase Manhattan Bank-First Union National Bank,

   Ser. 1999-1, Cl. A1, 7.134%, 2031                                                          1,034,606                1,143,556

GGP Mall Properties Trust,

   Ser. 2001-C1A, Cl. C2, 5.558%, 2011                                                        2,821,409  (b)           2,969,092

GS Mortgage Securities II,

   Ser. 2001-LIBA, Cl. A2, 6.615%, 2016                                                       1,948,000  (b)           2,129,069

TIAA Real Estate Securitization,

   Ser. 1999-1, Cl. A, 7.17%, 2032                                                            1,810,954  (b)           1,998,569

                                                                                                                      16,793,681

CONSUMER PRODUCTS--.3%

Newell Rubbermaid,

   Sr. Notes, 4.625%, 2009                                                                      740,000                  756,002

                                                                                                                    The Portfolio 9

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRIC UTILITIES--1.0%

Consolidated Edison of New York,

   Notes, 4.875%, 2013                                                                        1,500,000                1,523,808

Marketspan,

   Deb., 8.2%, 2023                                                                             977,000                1,021,811

                                                                                                                       2,545,619

ELECTRONICS--.9%

Hewlett-Packard,

   Notes, 5.75%, 2006                                                                         1,037,000                1,115,394

IBM,

   Bonds, 4.75%, 2012                                                                         1,255,000                1,262,328

                                                                                                                       2,377,722

FINANCIAL--3.5%

Countrywide Home Loans,

   Gtd. Medium-Term Notes, Ser. K, 5.625%, 2007                                               2,500,000                2,676,648

General Electric Capital,

   Notes, Ser. A, 5.45%, 2013                                                                   960,000                  999,112

Goldman Sachs Group,

   Notes, 5.7%, 2012                                                                            980,000                1,021,136

Household Finance,

   Notes, 7%, 2012                                                                              754,000  (a)             827,283

International Lease Finance,

   Notes, 6.375%, 2009                                                                          955,000                1,021,519

MBNA America Bank,

   Sub. Notes, 7.125%, 2012                                                                   1,412,000                1,480,294

USA Education,

   Medium-Term Notes, Ser. A, 5.625%, 2007                                                      772,000                  840,416

                                                                                                                       8,866,408

FOOD & BEVERAGES--.7%

Kroger,

   Gtd. Notes, 7.375%, 2005                                                                     665,000                  722,207

Tyson Foods,

   Notes, 8.25%, 2011                                                                           820,000                  971,058

                                                                                                                       1,693,265

FOREIGN/GOVERNMENTAL--2.1%

Canada Government,

   Bonds, 6.375%, 2004                                                                        3,000,000                3,248,235

10
                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FOREIGN/GOVERNMENTAL (CONTINUED)

Export Development Canada,

   Bonds, 2.75%, 2005                                                                         1,500,000                1,516,983

United Mexican States,

   Bonds, Ser. B, 6.25% , 2019                                                                  417,000                  411,788

                                                                                                                       5,177,006

HEALTH CARE--.9%

American Home Products,

   Notes, 6.7%, 2011                                                                          2,052,000                2,290,506

HOTELS--.2%

Resorts International Hotel and Casino,

   First Mortgage, 11.5%, 2009                                                                  560,000  (b)             509,600

INDUSTRIAL--.4%

Tyco International Group S.A.,

   Gtd. Notes, 5.8%, 2006                                                                     1,115,000                1,054,671

MINING & METALS--.8%

Alcoa,

   Sr. Notes, 6%, 2012                                                                        1,050,000  (a)           1,157,971

Codelco,

   Notes, 6.375%, 2012                                                                          725,000  (b)             761,312

                                                                                                                       1,919,283

PAPER & FOREST PRODUCTS--.4%

Weyerhaeuser,

   Notes, 6.75%, 2012                                                                           940,000                1,026,691

PROPERTY-CASUALTY INSURANCE--.8%

Liberty Mutual Insurance,

   Notes, 8.5%, 2025                                                                            770,000  (b)             668,713

Mercury General,

   Sr. Notes, 7.25%, 2011                                                                       440,000                  476,567

Metlife,

   Sr. Notes, 5.375%, 2012                                                                      805,000  (a)             833,168

                                                                                                                       1,978,448

PUBLISHING--.3%

Thomson,

   Bonds, 5.75%, 2008                                                                           650,000                  707,520

                                                                                                                  The Portfolio 11

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--3.6%

Chase Mortgage Finance:

   Ser. 1998-S3, Cl. B3, 6.5%, 2013                                                             528,746  (b)             564,361

   Ser. 1999-S12, Cl. B1, 7.25%, 2029                                                         1,448,187                1,581,449

Countrywide,

   Ser. 2002-S3, Cl. A2, 3.604%, 2017                                                         2,500,000                2,510,938

IMPAC Secured Assets Owner Trust,

   Ser. 2002-1, Cl. AI3, 5.57%, 2023                                                          2,250,000                2,339,810

Norwest Asset Securities,

   Ser. 1998-13 Cl. B5, 6.25%, 2028                                                             235,654  (b)             252,770

PNC Mortgage Securities,

   Ser. 1997-3, Cl. 1B3, 7%, 2027                                                               241,746                  241,296

Residential Funding Mortgage Securities I:

   Ser. 1997-S19, Cl. M2, 6.5%, 2012                                                            878,186                  896,891

   Ser. 1997-S21, Cl. M2, 6.5%, 2012                                                            505,543                  517,620

   Ser. 1998-NS1, Cl. B1, 6.375%, 2009                                                           98,425  (b)             104,420

                                                                                                                       9,009,555

STRUCTURED INDEX--15.8%

Morgan Stanley TRACERS:

   Ser. 2001-1, 7.252%, 2011                                                                  7,648,000  (b,d)         8,574,899

   Ser. 2002-1, 5.878%, 2007                                                                 29,000,000  (b,d)        30,934,532

   Ser. 2002-5, 6.799%, 2012                                                                    300,000  (b,d)           330,938

                                                                                                                      39,840,369

TELECOMMUNICATIONS--2.4%

AT&T Wireless Services,

   Sr. Notes, 8.75%, 2031                                                                       445,000                  437,447

British Telecommunications,

   Notes, 8.125%, 2010                                                                        1,098,000                1,318,759

France Telecom,

   Notes, 7.75%, 2011                                                                         1,125,000                1,303,102

Koninklijke KPN,

   Sr. Notes, 8%, 2010                                                                        1,123,000                1,317,454

Verizon Global Funding,

   Notes, 6.875%, 2012                                                                        1,419,000                1,585,971

                                                                                                                       5,962,733

TOBACCO--.6%

UST,

   Notes, 6.625%, 2012                                                                        1,503,000  (b)           1,640,429

U.S. GOVERNMENT--27.1%

U.S. Treasury Bonds,

   9.875%, 11/15/2015                                                                         2,650,000                4,091,759

12

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT (CONTINUED)

U.S. Treasury Inflation Protection Securities:

   3.5%, 1/15/2011                                                                               86,000  (e)              98,081

   3.875%, 1/15/2009                                                                         12,271,000  (e)          15,093,703

   Principal Strips,

      0%, 4/15/2029                                                                           2,500,000  (e)           1,375,747

U.S. Treasury Notes:

   3%, 11/15/2007                                                                            27,792,000               28,134,953

   6.5%, 5/15/2005                                                                           13,000,000               14,434,550

   7%, 7/15/2006                                                                              4,500,000                5,218,740

                                                                                                                      68,447,533

U.S. GOVERNMENT AGENCIES--10.4%

Federal Home Loan Banks:

   Bonds, Ser. 312, 5.75%, 5/15/2012                                                          2,655,000                2,973,600

   Bonds, Ser. H303, 1.5%, 12/12/2003                                                         5,000,000                5,004,040

Federal Home Loan Mortgage Corp.,

   Notes, 3.5%, 9/15/2007                                                                     9,000,000                9,197,397

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                          7,417,000  (e)           9,000,567

                                                                                                                      26,175,604

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--9.9%

Federal Home Loan Mortgage Corp.,

  REMIC Trust, Gtd. Pass-Through Ctfs.,

  (Interest Only Obligations):

      Ser. 1916, Cl. P1, 7%, 12/15/2011                                                       1,196,551  (f)             146,398

      Ser. 1999, Cl. PW, 7%, 8/15/2026                                                        1,170,967  (f)              57,413

Federal National Mortgage Association:

   6%                                                                                         5,050,000  (g)           5,220,438

   6.88%, 2/1/2028                                                                            1,326,744                1,497,444

   7%, 6/1/2029-9/1/2029                                                                      1,715,172                1,806,282

Government National Mortgage Association I:

   5.5%                                                                                       1,554,000  (g)           1,593,332

   6%                                                                                        13,750,000  (g)          14,304,262

   Project Loan,

      8%, 9/15/2008                                                                             194,331                  206,962

Government National Mortgage Association II,

   7%, 9/20/2028-7/20/2029                                                                      202,784                  213,990

                                                                                                                      25,046,521

TOTAL BONDS AND NOTES

   (cost $246,890,482)                                                                                               253,796,287

                                                                                                                  The Portfolio 13

STATEMENT OF INVESTMENTS (CONTINUED)

PREFERRED STOCKS--2.1%                                                                           Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AEROSPACE & DEFENSE--.7%

Raytheon,

   Cum. Conv., $4.125 (units)                                                                    35,000  (h)           1,876,875

CABLE & MEDIA--.6%

Equity Securities Trust I,

   Cum. Conv., $2.34325                                                                          76,232                1,528,452

FINANCE--.6%

General Motors,

   Ser. B, Conv. Cum., $1.3125                                                                   66,602                1,565,147

TELECOMMUNICATIONS--.2%

Motorola,

   Cum. Conv., $3.50 (units)                                                                     13,766  (i)             440,512

TOTAL PREFERRED STOCKS

   (cost $6,164,002)                                                                                                   5,410,986
------------------------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENTS--1.7%
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                     1,472,333  (j)           1,472,333

Dreyfus Institutional Cash Advantage Plus Fund                                                1,472,334  (j)           1,472,334

Dreyfus Institutional Preferred Plus Money Market Fund                                        1,472,333  (j)           1,472,333

TOTAL OTHER INVESTMENTS

   (cost $4,417,000)                                                                                                   4,417,000
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT OF CASH COLLATERAL
   FOR SECURITIES LOANED--4.1%
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred Money Market Fund

   (cost $10,335,670)                                                                        10,335,670               10,335,670

14
                                                                                              Principal

SHORT-TERM INVESTMENTS--3.0%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS;

  1.31%, 1/2/2003

   (cost $7,264,735)                                                                          7,265,000                7,265,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $275,071,889)                                                             111.4%             281,224,943

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (11.4%)            (28,739,807)

NET ASSETS                                                                                       100.00%             252,485,136

(A)  ALL OR A PORTION OF THESE SECURITIES ARE ON LOAN. AT DECEMBER 31, 2002, THE
     TOTAL MARKET VALUE OF THE PORTFOLIO'S  SECURITIES ON LOAN IS $9,918,671 AND
     THE  TOTAL  MARKET  VALUE  OF  THE  COLLATERAL  HELD  BY THE  PORTFOLIO  IS
     $10,335,670.

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL BUYERS. AT DECEMBER 31,
     2002, THESE SECURITIES AMOUNTED TO $53,948,799 OR 21.4% OF NET ASSETS.

(C)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(D)  SECURITY LINKED TO A PORTFOLIO OF DEBT SECURITIES.

(E)  PRINCIPAL  AMOUNT FOR ACCRUAL  PURPOSES IS  PERIODICALLY  ADJUSTED BASED ON
     CHANGES IN THE CONSUMER PRICE INDEX.

(F)  NOTIONAL FACE AMOUNT SHOWN.

(G)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(H)  WITH WARRANTS ATTACHED.

(I)  UNIT  REPRESENTS  A CONTRACT TO PURCHASE  SHARES OF COMMON STOCK FOR $50 ON
     NOVEMBER 16, 2004 AND A SENIOR NOTE WITH A PRINCIPAL AMOUNT OF $50.

(J)  INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS--SEE NOTE 3(D).

(K)  NON-INCOME PRODUCING--SECURITY IN DEFAULT.



                                                        The Portfolio 15


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

                                                              Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments

   (including securities loaned valued at $9,918,671)  275,071,889  281,224,943

Cash                                                                    318,942

Receivable for investment securities sold                            42,895,922

Dividends and interest receivable                                     2,583,595

Receivable for shares of Beneficial Interest subscribed                   3,298

Paydowns receivable                                                       6,413

                                                                    327,033,113
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           160,903

Payable for investment securities purchased                          62,943,029

Liability for securities loaned--Note 1(c)                           10,335,670

Bank loan payable--Note 2                                             1,000,000

Payable for shares of Beneficial Interest redeemed                       61,813

Accrued expenses                                                         46,562

                                                                     74,547,977
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      252,485,136
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     249,201,424

Accumulated undistributed investment income--net                        168,327

Accumulated net realized gain (loss) on investments                  (3,037,669)

Accumulated net unrealized appreciation
  (depreciation) on investments                                       6,153,054
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      252,485,136

NET ASSET VALUE PER SHARE




                                                Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                     194,519,114      57,966,022

Shares Outstanding                                  16,700,969       4,988,177
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                            11.65           11.62

SEE NOTES TO FINANCIAL STATEMENTS.


16

STATEMENT OF OPERATIONS

Year Ended December 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                            12,354,672

Cash dividends                                                         445,066

Income from securities lending                                          18,328

TOTAL INCOME                                                        12,818,066

EXPENSES:

Investment advisory fee--Note 3(a)                                   1,539,549

Distribution fees--Note 3(b)                                           105,281

Custodian fees--Note 3(b)                                               57,658

Prospectus and shareholders' reports                                    42,255

Professional fees                                                       33,398

Trustees' fees and expenses--Note 3(c)                                  21,297

Shareholder servicing costs--Note 3(b)                                  10,425

Interest expense--Note 2                                                    43

Miscellaneous                                                            7,129

TOTAL EXPENSES                                                       1,817,035

INVESTMENT INCOME--NET                                              11,001,031
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                        (1,588,206)

Net realized gain (loss) on forward currency exchange contracts      1,029,356

NET REALIZED GAIN (LOSS)                                              (558,850)

Net unrealized appreciation (depreciation) on investments            7,581,366

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               7,022,516

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                18,023,547

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio 17


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                             -----------------------------------

                                                     2002                  2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         11,001,031            10,099,371

Net realized gain (loss) on investments          (558,850)            3,728,693

Net unrealized appreciation (depreciation)
   on investments                               7,581,366            (3,103,952)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   18,023,547            10,724,112
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                 (9,812,698)          (10,444,543)

Service shares                                 (2,083,091)             (559,921)

Net realized gain on investments:

Initial shares                                         --            (1,311,412)

Service shares                                         --              (138,703)

TOTAL DIVIDENDS                               (11,895,789)          (12,454,579)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                 45,075,486            66,380,362

Service shares                                 36,277,905            24,705,713

Dividends reinvested:

Initial shares                                  9,812,698            11,755,955

Service shares                                  2,083,091               698,624

Cost of shares redeemed:

Initial shares                                (56,303,393)          (34,724,158)

Service shares                                 (5,108,691)           (1,451,387)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            31,837,096            67,365,109

TOTAL INCREASE (DECREASE) IN NET ASSETS        37,964,854            65,634,642
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           214,520,282           148,885,640

END OF PERIOD                                 252,485,136           214,520,282

Undistributed investment income--net              168,327                59,298

18
                                                     Year Ended December 31,
                                               ---------------------------------

                                                     2002                  2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                     3,952,537             5,716,721

Shares issued for dividends reinvested            859,867             1,014,732

Shares redeemed                                (4,922,208)           (2,988,946)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (109,804)            3,742,507
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                     3,187,587             2,129,896

Shares issued for dividends reinvested            182,766                60,664

Shares redeemed                                  (447,023)             (125,757)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   2,923,330             2,064,803

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio 19


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.



                                                                                      Year Ended December 31,
                                                            ------------------------------------------------------------------------

INITIAL SHARES                                                   2002           2001(a)        2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                            11.37          11.39          10.89          11.50         11.73

Investment Operations:

Investment income--net                                            .54(b)         .65(b)         .68            .62           .67

Net realized and unrealized
   gain (loss) on investments                                     .32            .10            .50           (.61)         (.04)

Total from Investment Operations                                  .86            .75           1.18            .01           .63

Distributions:

Dividends from investment income--net                            (.58)          (.69)          (.68)          (.62)         (.68)

Dividends from net realized
   gain on investments                                             --           (.08)            --             --          (.18)

Total Distributions                                              (.58)          (.77)          (.68)          (.62)         (.86)

Net asset value, end of period                                  11.65          11.37          11.39          10.89         11.50
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 7.76           6.69          11.20            .18          5.49
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                                          .72            .75            .72            .74           .73

Ratio of net investment income
   to average net assets                                         4.70           5.57           6.12           5.66          5.74

Portfolio Turnover Rate                                        877.87       1,105.61         917.75         521.51        244.95
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         194,519        191,089        148,885        135,822       121,461

(A)  AS  REQUIRED,  EFFECTIVE  JANUARY 1, 2001,  THE  PORTFOLIO  HAS ADOPTED THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A
     SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME.
     THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED  DECEMBER  31, 2001,  WAS TO
     DECREASE NET INVESTMENT INCOME PER SHARE BY $.04, INCREASE NET REALIZED AND
     UNREALIZED  GAIN (LOSS) ON  INVESTMENTS  PER SHARE BY $.04 AND DECREASE THE
     RATIO OF NET  INVESTMENT  INCOME TO AVERAGE NET ASSETS FROM 5.91% TO 5.57%.
     PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1,
     2001 HAVE NOT BEEN RESTATED TO REFLECT THESE CHANGES IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.



SEE NOTES TO FINANCIAL STATEMENTS.
20




                                                                                              Year Ended December 31,
                                                                                    ------------------------------------------------

SERVICE SHARES                                                                         2002            2001(a)          2000(b)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                                  11.35           11.39            11.39

Investment Operations:

Investment income--net                                                                  .50(c)          .58(c)            --

Net realized and unrealized
   gain (loss) on investments                                                           .32             .14               --

Total from Investment Operations                                                        .82             .72               --

Distributions:

Dividends from investment income--net                                                  (.55)           (.68)              --

Dividends from net realized
   gain on investments                                                                   --            (.08)              --

Total Distributions                                                                    (.55)           (.76)              --

Net asset value, end of period                                                        11.62           11.35            11.39
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                       7.47            6.37               --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                 .97            1.01               --

Ratio of net investment income
   to average net assets                                                               4.39            5.24               --

Portfolio Turnover Rate                                                              877.87        1,105.61           917.75
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                57,966          23,431                1

(A)  AS  REQUIRED,  EFFECTIVE  JANUARY1,  2001,  THE  PORTFOLIO  HAS ADOPTED THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A
     SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME.
     THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED  DECEMBER  31, 2001,  WAS TO
     DECREASE NET INVESTMENT INCOME PER SHARE BY $.03, INCREASE NET REALIZED AND
     UNREALIZED  GAIN (LOSS) ON  INVESTMENTS  PER SHARE BY $.03 AND DECREASE THE
     RATIO OF NET  INVESTMENT  INCOME TO AVERAGE NET ASSETS FROM 5.57% TO 5.24%.
     PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1,
     2001 HAVE NOT BEEN RESTATED TO REFLECT THESE CHANGES IN PRESENTATION.

(B)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio 21


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve series, including the Quality Bond Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective was to provide the maximum amount of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. On December 18, 2002, portfolio shareholders voted to change the portfolio's investment objective. Effective January 20, 2003, the portfolio's investment objective will be to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the "Manager" ) serves as the portfolio's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a
wholly-owned    subsidiary    of    Mellon    Financial    Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The portfolio accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations, expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

22

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio's securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the portfolios' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

                                                        The Portfolio 23

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.

The portfolio may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the portfolio's Statement of Investments. The portfolio will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the portfolio would bear the risk of delay in recovery of, or loss of rights in, the securities loaned
should   a  borrower  fail  to  return  the  securities  in  a  timely  manner.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable

24

provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $394,992, accumulated capital losses $1,903,723 and unrealized appreciation $5,553,393. In addition, the portfolio had $1,088,839 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, the carryover expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2002 and December 31, 2001, respectively, were as follows: ordinary income $11,895,789 and $12,324,718 and long-term capital gains $0 and $129,861.

During the period ended December 31, 2002, as a result of permanent book to tax differences, the portfolio increased accumulated undistributed investment income-net by $1,003,787, decreased accumulated net realized gain (loss) on investments by $883,268 and decreased paid-in capital by $120,519. Net assets were not affected by this reclassification.

NOTE 2--Bank Lines of Credit:

The portfolio may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under both arrangements during the period ended December 31, 2002 was approximately $2,700 with a related weighted average annualized interest rate of 1.56%.

                                                        The Portfolio 25

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .65 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2002, Service shares were charged $105,281 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2002, the portfolio was charged $297 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement to provide custodial services for the portfolio. During the period ended December 31, 2002, the portfolio was charged $57,658 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees

26

are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) Commencing September 10, 2002, pursuant to an exemptive order from the Securities and Exchange Commission, the portfolio may invest its available cash balances in affiliated money market funds as shown in the portfolio's Statement of Investments. Management fees are not charged to these accounts. During the period ended December 31, 2002, the portfolio derived $150,831 in income from these investments, which is included in dividend income in the portfolio's Statement of Operations.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended December 31, 2002, amounted to $2,026,179,120 and $1,985,180,544, respectively.

The portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.
                                                             The Portfolio 27

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The portfolio realizes a gain if the value of the contract increases between those dates. The portfolio is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At December 31, 2002, there were no forward currency exchange contracts outstanding.

At December 31, 2002, the cost of investments for federal income tax purposes was $275,671,550; accordingly, accumulated net unrealized appreciation on investments was $5,553,393, consisting of $8,004,393 gross unrealized appreciation and $2,451,000 gross unrealized depreciation.

28

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Variable Investment Fund, Quality Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Quality Bond Portfolio (one of the funds comprising Dreyfus Variable Investment Fund) as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Quality Bond Portfolio at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

New York, New York

February 7, 2003

                                                        The Portfolio 29


IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby designates 3.41% of the ordinary dividends paid during the fiscal year ended December 31, 2002 as qualifying for the corporate dividends received deduction.

30

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

DAVID P. FELDMAN (63)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* 59 Wall Street Mutual Funds Group (11 Funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 53

                              --------------

JAMES F. HENRY (72)

BOARD MEMBER (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President, CPR Institute for Dispute Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation (Retired 2001).

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

ROSALIND GERSTEN JACOBS (77)

BOARD MEMBER (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Merchandise and marketing consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 37

                                                        The Portfolio 31

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

DR. PAUL A. MARKS (76)

BOARD MEMBER (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and Chief Executive Officer of Memorial Sloan-Kettering Cancer Center (Retired 1999)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Pfizer, Inc., a pharmaceutical company, President-Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

DR. MARTIN PERETZ (63)

BOARD MEMBER (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Editor-in-Chief of The New Republic Magazine

* Lecturer in Social Studies at Harvard University

* Co-Chairman of TheStreet.com, a financial daily on the web

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Academy for Liberal Education, an accrediting agency for colleges and universities certified by the U.S. Department of Education, Director

* Digital Learning Group, LLC., an online publisher of college textbooks, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

BERT W. WASSERMAN (70)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Financial Consultant

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Malibu Entertainment International, Inc., Director

* Lillian Vernon Corporation, Director

* PSC, Inc., a leading provider of mobile and wireless systems, retail automation solutions and automated data collection products, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER

IRVING KRISTOL, EMERITUS BOARD MEMBER

32

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1991.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 19 investment companies (comprised of 40 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since May 1986.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Treasury Manager of the Manager, and an officer of 37 investment companies (comprised of 78 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since August 1984.

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprised of 77 portfolios) managed by the Manager. He is 34 years old and has been an employee of the Manager since November 1992.

                                                        The Portfolio 33

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

ROBERT S. ROBOL, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 28 investment companies (comprised of 119 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 28 investment companies (comprised of 119 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE  SEPTEMBER
2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 199 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

34

NOTES

                      For More Information

                        Dreyfus Variable Investment Fund,
                        Quality Bond Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call
1-800-554-4611
or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2003 Dreyfus Service Corporation                                  120AR1202




      Dreyfus Variable
      Investment Fund,
      Developing Leaders
      Portfolio

      ANNUAL REPORT December 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO

--------------------------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Portfolio Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            18   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Important Tax Information

                            26   Board Members Information

                            28   Officers of the Fund

                                 FOR MORE INFORMATION
--------------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,
                                                   Developing Leaders Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Variable Investment Fund, Developing Leaders Portfolio, covering the 12-month period from January 1, 2002 through December 31, 2002. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio managers, Paul Kandel and Hilary Woods.

In 2002, investors witnessed the third consecutive year of negative returns for the broad U.S. stock markets. Virtually every industry group, investment style and capitalization range, including small-cap stocks, suffered losses in 2002, leaving investors few shelters from the storm. However, the market' s disappointing start to the 21st century may be good news for today' s growth-oriented investors as, historically, growth opportunities have generally been greatest when the economic news is bad, prices are down and investors shun stocks.

At the same time, no one can say for sure what direction the markets will take or which investment style will prevail, which is why we continue to encourage you to maintain a long-term perspective and an ongoing dialogue with your financial advisor. Investors with the patience and discipline to weather today's market uncertainty may reap the potential benefits of the better economic times that we believe lie ahead.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2003

2


DISCUSSION OF PERFORMANCE

Paul Kandel and Hilary Woods, Portfolio Managers

How did Dreyfus Variable Investment Fund, Developing Leaders Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2002, Dreyfus Variable Investment Fund, Developing Leaders Portfolio produced a total return of -19.12% for its Initial shares and -19.31% for its Service shares.(1) This compares with a total return of -20.48% for the portfolio's benchmark, the Russell 2000 Index (the "Index"), during the same period.(2)

We attribute these results to a difficult environment for most stocks, which was driven by a number of economic and geopolitical uncertainties. The portfolio slightly outperformed its benchmark primarily due to strong stock selections in the health care, consumer staples and materials and processing groups.

On January 2, 2003, the portfolio was renamed Dreyfus Variable Investment Fund, Developing Leaders Portfolio.

What is the portfolio's investment approach?

The portfolio invests primarily in companies with market capitalizations of less that $2 billion at the time of purchase, focusing on those believed to be new leaders in their industries. Typically, these companies are characterized by new or innovative products or services that have the potential to enhance earnings or revenue growth. We also consider factors that we believe are likely to affect
a   stock's  performance,  such  as  changes  in  a  company's  management  or
organizational    structure.

Our investment approach targets growth-oriented stocks (those of companies with earnings or revenues that are expected to grow faster than the overall market), value-oriented stocks (those that appear underpriced according to a variety of financial measurements) and stocks that exhibit both growth and value characteristics. We further diversify among the market's various sectors and industries, supervising a team of sector managers, each of whom makes buy-and-sell recommendations within their respective areas of expertise.

                                                        The Portfolio 3


DISCUSSION OF PERFORMANCE (CONTINUED)

What other factors influenced the portfolio's performance?

The U.S. economy experienced mild growth during 2002, emerging from the previous year's recession. However, the pace of recovery proved disappointing, undermining stock prices. Stock prices also suffered because of concerns regarding the war on terrorism and corporate scandals at several prominent companies. These factors combined to drive stock prices lower for the third year in a row. While losses were heavier among large-cap stocks during the first half of 2002, by the end of the year they had broadened to include nearly all industry groups, capitalization ranges and investment styles. As a result, the portfolio's benchmark declined by nearly the same percentage as the S&P 500 Index, a measure of large-cap stock performance, for the overall reporting period.

Although the market's downward trend hurt the portfolio's absolute performance, good individual stock selections in several industry groups enabled the portfolio to produce higher returns than its benchmark. The portfolio achieved particularly strong results in the health care group, one of the worst-performing areas for the Russell 2000 Index. Although the portfolio's holdings included a few declining stocks, such as First Horizon Pharmaceutical and nursing home provider Beverly Enterprises, positive returns from health care service providers, such as health maintenance organization Mid Atlantic Medical Services, medical device distributor Henry Schein and contract research organization Covance, compensated for most of these losses. The portfolio also realized exceptional gains among consumer staples stocks where one of the top-performing holdings was Dreyer's Grand Ice Cream. Finally, the materials and processing area provided significantly above-average performance, primarily on the strength of Crown Cork & Seal, that showed evidence of improving canning and packaging business fundamentals and a financial turnaround.

In other areas, however, the portfolio' s performance mirrored the negative market trend and in some areas, returns dipped even more sharply than the portfolio's benchmark. Financial services proved to be one such area. That's because the portfolio held relatively few financial service

4

stocks, reflecting our view that interest rates were likely to flatten or rise, creating a negative environment for many banks and mortgage lenders. However, interest rates dipped to their lowest levels in decades during the reporting period, helping to make financial services one of the market's few areas of positive performance. The portfolio also underperformed its benchmark in technology, where disappointing business developments among several individual holdings, such as e-security and software provider Netegrity, microelectronics producer Aeroflex, and contract manufacturer Plexus, drove returns sharply lower.

What is the portfolio's current strategy?

As of the end of the reporting period, we have continued to look for investment opportunities among companies likely to benefit from gradually improving economic conditions. Accordingly, we have placed slightly greater than average emphasis on investments in a variety of economically sensitive and growth-oriented areas, such as the energy and materials and processing groups, which we believe are well positioned to benefit from rising industrial demand. On the other hand, we have slightly de-emphasized consumer stocks, where we believe prospects are more dubious, and financial stocks, which could be hurt by flat or rising interest rates.

January 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

     Part of the portfolio's recent performance is attributable to its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the portfolio's performance.

(2)  SOURCE:  LIPPER INC. --  REFLECTS  REINVESTMENT  OF  DIVIDENDS  AND,  WHERE
     APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX OF SMALL-CAP STOCK MARKET PERFORMANCE AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION.

                                                        The Portfolio 5

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund, Developing Leaders Portfolio Initial shares and Service shares and the Russell 2000 Index


------------------------------------------------------------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/02

                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

INITIAL SHARES                                                                (19.12)%             0.46%            12.57%

SERVICE SHARES                                                                (19.31)%             0.34%            12.50%



EFFECTIVE JANUARY 2, 2003, THE PORTFOLIO CHANGED ITS NAME FROM DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO TO DREYFUS VARIABLE INVESTMENT FUND, DEVELOPING LEADERS PORTFOLIO.

THE DATA FOR SERVICE SHARES PRIMARILY REPRESENTS THE RESULTS OF INITIAL SHARES. ACTUAL SERVICE SHARES' AVERAGE ANNUAL TOTAL RETURN AND HYPOTHETICAL GROWTH RESULTS WOULD HAVE BEEN LOWER. SEE NOTES BELOW.

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE PORTFOLIO'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

6


THE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL AND SERVICE SHARES OF DREYFUS VARIABLE INVESTMENT FUND, DEVELOPING LEADERS PORTFOLIO ON 12/31/92 TO A $10,000 INVESTMENT MADE IN THE RUSSELL 2000 INDEX (THE "INDEX") ON THAT DATE.

THE PORTFOLIO'S INITIAL SHARES ARE NOT SUBJECT TO A RULE 12B-1 FEE. THE PORTFOLIO'S SERVICE SHARES ARE SUBJECT TO A 0.25% ANNUAL RULE 12B-1 FEE. THE PERFORMANCE FIGURES FOR SERVICE SHARES REFLECT THE PERFORMANCE OF THE PORTFOLIO'S INITIAL SHARES FROM THEIR INCEPTION DATE THROUGH DECEMBER 30, 2000, AND THE PERFORMANCE OF THE PORTFOLIO'S SERVICE SHARES FROM DECEMBER 31, 2000 (INCEPTION DATE OF SERVICE SHARES) TO DECEMBER 31, 2002 (BLENDED PERFORMANCE FIGURES). THE BLENDED PERFORMANCE FIGURES HAVE NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE SERVICE SHARES. IF THESE EXPENSES HAD BEEN REFLECTED, THE BLENDED PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE PORTFOLIO FEES AND EXPENSES. THE INDEX IS AN UNMANAGED INDEX AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF 3,000 OF THE LARGEST U.S. COMPANIES BY MARKET CAPITALIZATION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                        The Portfolio 7

STATEMENT OF INVESTMENTS

December 31, 2002


COMMON STOCKS--95.8%                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
AUTOS & TRANSPORTS--3.9%

Forward Air                                                                                     320,000  (a)           6,211,200

Teekay Shipping                                                                                 215,000                8,750,500

Werner Enterprises                                                                              368,000                7,923,040

                                                                                                                      22,884,740

CONSUMER--14.7%

Big Lots                                                                                        475,000  (a)           6,284,250

Callaway Golf                                                                                   450,000  (b)           5,962,500

Dial                                                                                            525,000               10,694,250

Emmis Communications, Cl. A                                                                     437,500  (a)           9,113,125

J. Jill Group                                                                                   337,500  (a)           4,718,250

Mediacom Communications                                                                         800,000  (a)           7,048,000

Meredith                                                                                        145,000                5,960,950

Pacific Sunwear of California                                                                   573,750  (b)          10,149,638

Station Casinos                                                                                 600,000  (b)          10,620,000

Talbots                                                                                         275,000                7,570,750

Valassis Communications                                                                         275,000  (a)           8,093,250

                                                                                                                      86,214,963

ENERGY--6.1%

Cabot Oil & Gas                                                                                 400,000                9,912,000

EXCO Resources                                                                                   35,400  (a)             618,792

Meridian Resource                                                                             2,300,000  (a)           2,070,000

Premcor                                                                                         250,000                5,557,500

Pride International                                                                             525,000  (b)           7,822,500

XTO Energy                                                                                      400,000                9,880,000

                                                                                                                      35,860,792

FINANCIAL SERVICES--17.8%

BOK Financial                                                                                   295,000  (a)           9,555,050

Bank United                                                                                     250,000  (a)              25,000

Berkley (W.R.)                                                                                   64,100                2,539,001

City National                                                                                   225,000                9,897,750

Cullen/Frost Bankers                                                                            245,300                8,021,310

First Midwest Bancorp                                                                           376,750               10,062,992

Gallagher (Arthur J.) & Co.                                                                     310,000                9,107,800

Global Payments                                                                                 325,000               10,403,250

Harbor Florida Bancshares                                                                       355,000                7,994,600

8

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (CONTINUED)

Horace Mann Educators                                                                           325,000                4,982,250

Montpelier Re Holdings                                                                          225,000                6,480,000

Protective Life                                                                                 318,000                8,751,360

Texas Regional Bancshares, Cl. A                                                                310,000               11,017,710

Ventas                                                                                          500,000                5,725,000

                                                                                                                     104,563,073

HEALTH CARE--13.5%

AdvancePCS                                                                                      265,000  (a)           5,885,650

Apria Healthcare Group                                                                          370,500  (a)           8,239,920

Beverly Enterprises                                                                           1,112,700  (a)           3,171,195

Celgene                                                                                         350,000  (a)           7,514,500

Covance                                                                                         400,000  (a)           9,836,000

Henry Schein                                                                                    145,000  (a)           6,525,000

IDX Systems                                                                                     340,000  (a)           5,790,200

LifePoint Hospitals                                                                             226,000  (a)           6,764,406

Mid Atlantic Medical Services                                                                   264,000  (a)           8,553,600

NDCHealth                                                                                       380,000                7,562,000

Renal Care Group                                                                                310,000  (a)           9,808,400

                                                                                                                      79,650,871

MATERIALS & PROCESSING--12.4%

Agnico-Eagle Mines                                                                              450,000                6,687,000

Agrium                                                                                          800,000                9,048,000

Bowater                                                                                         225,000  (b)           9,438,750

CUNO                                                                                            250,000  (a)           8,280,000

Century Aluminum                                                                                250,000                1,852,500

Chicago Bridge & Iron (New York Shares)                                                         300,000                9,060,000

Georgia Gulf                                                                                    340,000                7,867,600

Intertape Polymer Group                                                                         622,000  (a)           2,562,640

Minerals Technologies                                                                           225,000                9,708,750

Packaging Corp. of America                                                                      469,500  (a)           8,563,680

                                                                                                                      73,068,920

PRODUCER DURABLES--8.6%

Albany International, Cl. A                                                                     386,500                7,985,090

Aviall                                                                                          530,000  (a)           4,266,500

Crane                                                                                           365,000                7,274,450

                                                                                            The Portfolio 9

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER DURABLES (CONTINUED)

Gardner Denver                                                                                  205,400  (a)           4,169,620

Hanover Compressor                                                                              625,000  (a)           5,737,500

KB HOME                                                                                         170,000                7,284,500

MagneTek                                                                                        675,000  (a)           2,997,000

Power-One                                                                                       575,000  (a)           3,260,250

Terex                                                                                           650,000  (a)           7,241,000

Titan International                                                                             431,000                  577,540

                                                                                                                      50,793,450

TECHNOLOGY--14.0%

Activision                                                                                      200,000  (a)           2,918,000

Advanced Fibre Communications                                                                   540,000  (a)           9,007,200

Aeroflex                                                                                        850,000  (a)           5,865,000

CACI International, Cl. A                                                                       165,000  (a)           5,880,600

Emulex                                                                                          487,500  (b)           9,043,125

Exar                                                                                            445,000  (a)           5,518,000

Genesis Microchip                                                                               500,000  (a)           6,525,000

Integrated Circuit Systems                                                                      500,000  (a)           9,125,000

J.D. Edwards & Co.                                                                              700,000  (a)           7,896,000

Network Associates                                                                              535,000  (b)           8,608,150

Plexus                                                                                          563,500  (a)           4,947,530

Varian Semiconductor Equipment Associates                                                       300,000  (a)           7,128,300

                                                                                                                      82,461,905

UTILITIES & OTHER--4.8%

ALLETE                                                                                          250,000                5,670,000

NSTAR                                                                                           100,000                4,439,000

Peabody Energy                                                                                  350,000               10,230,500

Vectren                                                                                         335,000                7,705,000

                                                                                                                      28,044,500

TOTAL COMMON STOCKS

   (cost $612,956,203)                                                                                               563,543,214

10

OTHER INVESTMENTS--4.8%                                                                           Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                     9,530,667  (c)           9,530,667

Dreyfus Institutional Cash Advantage Plus Fund                                                9,530,667  (c)           9,530,667

Dreyfus Institutional Preferred Plus Money Market Fund                                        9,530,666  (c)           9,530,666

TOTAL OTHER INVESTMENTS

   (cost $28,592,000)                                                                                                 28,592,000
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT OF CASH COLLATERAL
    FOR SECURITIES LOANED--1.0%
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred Money Market Fund
   (cost $5,806,578)                                                                          5,806,578                5,806,578
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $647,354,781)                                                            101.6%              597,941,792

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (1.6%)              (9,577,447)

NET ASSETS                                                                                       100.0%              588,364,345

(A)  NON-INCOME PRODUCING.

(B)  A PORTION OF THESE  SECURITIES ARE ON LOAN. AT DECEMBER 31, 2002, THE TOTAL
     MARKET VALUE OF THE  PORTFOLIO'S  SECURITIES ON LOAN IS $5,487,085  AND THE
     TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE PORTFOLIO IS $5,806,578.

(C)  INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS-SEE NOTE 3(D).



SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio 11


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments
   (including securities loaned valued at $5,487,085)  647,354,781  597,941,792

Cash                                                                     94,234

Receivable for investment securities sold                             3,096,624

Dividends and interest receivable                                       487,365

Receivable for shares of Beneficial Interest subscribed                   4,964

Prepaid expenses                                                          9,135

                                                                    601,634,114
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           390,986

Payable for investment securities purchased                           5,926,593

Liability for securities loaned--Note 1(c)                            5,806,578

Payable for shares of Beneficial Interest redeemed                    1,077,713

Accrued expenses                                                         67,899

                                                                     13,269,769
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      588,364,345
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     736,278,428

Accumulated net realized gain (loss) on investments                 (98,501,094)

Accumulated net unrealized appreciation
  (depreciation) on investments                                     (49,412,989)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      588,364,345

NET ASSET VALUE PER SHARE

                                             Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                  577,468,238      10,896,107

Shares Outstanding                               20,330,911         385,610
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                    28.40                28.26

SEE NOTES TO FINANCIAL STATEMENTS.

12

STATEMENT OF OPERATIONS

Year Ended December 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $19,575 foreign taxes withheld at source)     5,134,639

Interest                                                               320,988

Income from securities lending                                          61,592

TOTAL INCOME                                                         5,517,219

EXPENSES:

Investment advisory fee--Note 3(a)                                   5,005,817

Prospectus and shareholders' reports                                   189,301

Trustees' fees and expenses--Note 3(c)                                  54,067

Custodian fees--Note 3(b)                                               51,949

Professional fees                                                       43,156

Shareholder servicing costs--Note 3(b)                                  39,673

Distribution fees--Note 3(b)                                            23,078

Loan commitment fees--Note 2                                             8,890

Miscellaneous                                                            4,529

TOTAL EXPENSES                                                       5,420,460

INVESTMENT INCOME--NET                                                  96,759
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (78,392,655)

Net unrealized appreciation (depreciation) on investments          (68,250,947)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (146,643,602)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (146,546,843)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio 13

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                            ------------------------------------

                                                     2002                 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                             96,759             1,927,142

Net realized gain (loss) on investments       (78,392,655)           28,927,563

Net unrealized appreciation
   (depreciation) on investments              (68,250,947)          (75,165,468)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                 (146,546,843)          (44,310,763)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS ($):

From investment income--net:

Initial shares                                   (294,103)          (2,959,697)

Service shares                                     (1,677)              (8,373)

From net realized gain on investments:

Initial shares                                         --          (25,159,846)

Service shares                                         --             (195,957)

In excess of net realized gain on investments:

Initial shares                                         --          (19,971,141)

Service shares                                         --             (155,550)

TOTAL DIVIDENDS                                  (295,780)         (48,450,564)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                194,519,182          150,885,018

Service shares                                  8,992,771            6,213,287

Dividends reinvested:

Initial shares                                    294,103           48,090,684

Service shares                                      1,677              359,880

Cost of shares redeemed:

Initial shares                               (160,010,926)        (107,116,384)

Service shares                                 (1,669,190)            (662,801)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS            42,127,617           97,769,684

TOTAL INCREASE (DECREASE) IN NET ASSETS      (104,715,006)           5,008,357
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           693,079,351          688,070,994

END OF PERIOD                                 588,364,345          693,079,351

Undistributed investment income--net                   --              195,912

14

                                                     Year Ended December 31,
                                               ---------------------------------

                                                     2002                 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                     5,935,850            4,063,447

Shares issued for dividends reinvested              8,680            1,396,811

Shares redeemed                                (5,176,962)          (2,970,538)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     767,568            2,489,720
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       274,741              173,412

Shares issued for dividends reinvested                 45               10,511

Shares redeemed                                   (54,660)             (18,451)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     220,126              165,472

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.



                                                                                    Year Ended December 31,
                                                          --------------------------------------------------------------------------

INITIAL SHARES                                            2002            2001           2000            1999             1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                                   35.13           40.30          66.34           53.91            57.14

Investment Operations:

Investment income--net                                     .01(a)          .11(a)         .17(a)          .04(a)           .04

Net realized and unrealized
   gain (loss) on investments                            (6.73)          (2.63)          7.16           12.43            (2.21)

Total from Investment Operations                         (6.72)          (2.52)          7.33           12.47            (2.17)

Distributions:

Dividends from investment
   income--net                                            (.01)           (.17)          (.27)           (.04)            (.00)(b)

Dividends from net realized
   gain on investments                                      --           (1.38)        (33.10)             --            (1.06)

Dividends in excess of

   net realized gain on investments                         --           (1.10)          --                 --               --

Total Distributions                                       (.01)          (2.65)        (33.37)           (.04)           (1.06)

Net asset value, end of period                           28.40           35.13          40.30           66.34            53.91
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                        (19.12)          (6.12)         13.31           23.15            (3.44)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                                   .81             .79            .78             .78              .77

Ratio of net investment income

   to average net assets                                   .02             .29            .24             .07              .07

Portfolio Turnover Rate                                  52.41           84.45          64.99           40.60            75.04
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                         577,468         687,283        688,070       1,295,698        1,246,804

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.


SEE NOTES TO FINANCIAL STATEMENTS.

16

                                                                                                  Year Ended December 31,
                                                                                       --------------------------------------------

SERVICE SHARES                                                                         2002           2001             2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  35.02           40.30           40.30

Investment Operations:

Investment (loss)--net                                                                 (.03)(b)        (.01)(b)          --

Net realized and unrealized gain
   (loss) on investments                                                              (6.72)          (2.67)             --

Total from Investment Operations                                                      (6.75)          (2.68)             --

Distributions:

Dividends from investment income--net                                                  (.01)           (.12)             --

Dividends from net realized gain on investments                                          --           (1.38)             --

Dividends in excess of

   net realized gain on investments                                                      --           (1.10)              --

Total Distributions                                                                   (.01)           (2.60)              --

Net asset value, end of period                                                       28.26            35.02            40.30
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                    (19.31)           (6.47)               --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                               1.05             1.11                --

Ratio of net investment (loss)

   to average net assets                                                              (.11)            (.02)               --

Portfolio Turnover Rate                                                              52.41            84.45             64.99
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                10,896           5,796                 1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio 17

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, operating as a series company currently offering twelve series, including the Developing Leaders Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to maximize capital appreciation. The Dreyfus Corporation (the "Manager") serves as the portfolio's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of the Mellon Financial Corporation.

At a meeting held on September 9, 2002, the Board of Trustees, on behalf of the portfolio, changed the name of the portfolio from Dreyfus Variable Investment Fund, Small Cap Portfolio to Dreyfus Variable Investment Fund, Developing Leaders Portfolio, which became effective on January 2, 2003.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

18

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and

                                                               The Portfolio 19

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $822 during the period ended December 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The portfolio may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the portfolio's Statement of Investments. The portfolio will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the portfolio would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

20

At December 31, 2002, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $84,449,649 and unrealized depreciation $59,736,318. In addition, the portfolio had $3,728,116 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, $84,449,649 of the carryover expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2002 and December 31, 2001, respectively, were as follows: ordinary income $295,780 and $2,968,070 and long term capital gains $0 and $45,482,494.

During the period ended December 31, 2002, as a result of permanent book to tax differences, the portfolio increased accumulated undistributed investment income-net by $3,109 and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2002, the portfolio did not borrow under the Facility.

                                                        The Portfolio 21

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2002, Service shares were charged $23,078 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2002, the portfolio was charged $638 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2002, the portfolio was charged $51,949 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act

22

receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) Commencing June 13, 2002, pursuant to an exemptive order from the Securities and Exchange Commission, the portfolio may invest its available cash balances in affiliated money market funds as shown in the portfolio' s Statement of Investments. Management fees are not charged to these accounts. During the period ended December 31, 2002, the portfolio derived $229,180 in income from these investments, which is included in dividend income in the portfolio's Statement of Operations.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2002, amounted to $375,226,244 and $334,596,962, respectively.

At December 31, 2002, the cost of investments for federal income tax purposes was $657,678,110; accordingly, accumulated net unrealized depreciation on investments was $59,736,318, consisting of $54,396,882 gross unrealized appreciation and $114,133,200 gross unrealized depreciation.

                                                        The Portfolio 23

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Variable Investment Fund, Developing Leaders Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Developing Leaders Portfolio (formerly Dreyfus Variable Investment Fund, Small Cap Portfolio) (one of the funds comprising Dreyfus Variable Investment Fund) as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Developing Leaders Portfolio at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

New York, New York

February 7, 2003


24

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2002 as qualifying for the corporate dividends received deduction.

                                                        The Portfolio 25

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

DAVID P. FELDMAN (63)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* 59 Wall Street Mutual Funds Group (11 Funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 53

                              --------------

JAMES F. HENRY (72)

BOARD MEMBER (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President, CPR Institute for Dispute Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation (Retired 2001).

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

ROSALIND GERSTEN JACOBS (77)

BOARD MEMBER (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Merchandise and marketing consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 37

26

DR. PAUL A. MARKS (76)

BOARD MEMBER (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and Chief Executive Officer of Memorial Sloan-Kettering Cancer Center (Retired 1999)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Pfizer, Inc., a pharmaceutical company, President-Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

DR. MARTIN PERETZ (63)

BOARD MEMBER (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Editor-in-Chief of The New Republic Magazine

* Lecturer in Social Studies at Harvard University

* Co-Chairman of TheStreet.com, a financial daily on the web

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Academy for Liberal Education, an accrediting agency for colleges and universities certified by the U.S. Department of Education, Director

* Digital Learning Group, LLC., an online publisher of college textbooks, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

BERT W. WASSERMAN (70)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Financial Consultant

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Malibu Entertainment International, Inc., Director

* Lillian Vernon Corporation, Director

* PSC, Inc., a leading provider of mobile and wireless systems, retail automation solutions and automated data collection products, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER

IRVING KRISTOL, EMERITUS BOARD MEMBER

                                                        The Portfolio 27

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1991.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 19 investment companies (comprised of 40 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since May 1986.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Treasury Manager of the Manager, and an officer of 37 investment companies (comprised of 78 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since August 1984.

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprised of 77 portfolios) managed by the Manager. He is 34 years old and has been an employee of the Manager since November 1992.

28

ROBERT S. ROBOL, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 28 investment companies (comprised of 119 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 28 investment companies (comprised of 119 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 199 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                        The Portfolio 29

                  For More Information

                        Dreyfus Variable
                        Investment Fund,
                        Developing Leaders Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call
1-800-554-4611 or
516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2003 Dreyfus Service Corporation                                  121AR1202




      Dreyfus Variable
      Investment Fund,
      Small Company
      Stock Portfolio

      ANNUAL REPORT December 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Portfolio Performance

                             8   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            17   Financial Highlights

                            19   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Important Tax Information

                            26   Board Members Information

                            28   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                               Dreyfus Variable Investment Fund,
                                                   Small Company Stock Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Variable Investment Fund, Small Company Stock Portfolio, covering the 12-month period from January 1, 2002 through December 31, 2002. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio managers, Anthony Galise and James Wadsworth.

In 2002, investors witnessed the third consecutive year of negative returns for the broad U.S. stock markets. Virtually every industry group, investment style and capitalization range, including small-cap stocks, suffered losses in 2002, leaving investors few shelters from the storm. However, the market' s disappointing start to the 21st century may be good news for today' s growth-oriented investors as, historically, growth opportunities have generally been greatest when the economic news is bad, prices are down and investors shun stocks.

At the same time, no one can say for sure what direction the markets will take or which investment style will prevail, which is why we continue to encourage you to maintain a long-term perspective and an ongoing dialogue with your financial advisor. Investors with the patience and discipline to weather today's market uncertainty may reap the potential benefits of the better economic times that we believe lie ahead.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2003

2


DISCUSSION OF PERFORMANCE

Anthony Galise and James Wadsworth, Portfolio Managers

How did Dreyfus Variable Investment Fund, Small Company Stock Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2002, the portfolio produced total returns of -19.71% for its Initial shares and -19.89% for its Service shares.(1) This compares with a -17.80% total return for the portfolio's benchmark, the Russell 2500 Index (the "Index"), for the same time period.(2)

We attribute the portfolio's performance primarily to broad declines in most areas of the stock market during the reporting period. Particularly disappointing results among a small number of holdings in the technology, utilities and health care areas caused the portfolio's relative performance to slip below that of its benchmark for the year as a whole.

What is the portfolio's investment approach?

The portfolio seeks investment returns (consisting of capital appreciation and income) that are greater than the total return performance of stocks represented by the Russell 2500 Index. To pursue this goal, the portfolio normally invests in a blended portfolio of growth and value stocks of small and midsize domestic companies, including those purchased in initial public offerings, whose market values generally range between $500 million and $5 billion at the time of purchase. Since the portfolio can continue to hold its securities as their market capitalizations grow, a substantial portion of the portfolio's holdings can have market capitalizations in excess of $5 billion at any given time. The stocks are chosen through a disciplined process that combines computer modeling techniques, fundamental analysis and risk management.

The computer model identifies and ranks stocks within an industry or sector based on three broad concepts. The first one is relative value, or how a stock is priced relative to its intrinsic worth. The second is relative growth, or how a company's profit growth compares to that of other

                                                                 The Portfolio 3


DISCUSSION OF PERFORMANCE (CONTINUED)

companies in its industry. The third factor is relative financial strength, which examines financial attributes, such as the debt level of a company.

Using insights our analysts gain from their fundamental analysis, we select what we believe are the most attractive securities in the model. Finally, we use portfolio construction techniques to manage sector and industry risks similar to that of the Russell 2500 Index. By way of example only, if the Russell 2500 Index has a 10% weighting in a particular sector, typically about 10% of the portfolio's assets would also normally be invested in that sector.

What other factors influenced the portfolio's performance?

Although the U.S. economy showed modest signs of recovery during the reporting period, the slow pace of economic growth weighed on stock prices. Stocks also suffered as a result of uncertainties related to the ongoing war on terrorism and accounting and oversight-related problems at several prominent corporations. These conditions combined to make 2002 the third consecutive year of negative performance for stocks.

The portfolio's performance generally tracked that of the overall market, with declines concentrated most heavily in technology stocks. Holdings among electronic security companies, such as RSA Security and SonicWALL, were hurt by weak corporate spending levels, while semiconductor stocks, such as RF Micro Devices, fell despite relatively good earnings. Declines among financial stocks, such as Metris, and electric utilities, such as Allegheny Energy, also undermined the portfolio' s performance. On the other hand, the portfolio achieved above-average returns in other areas. In energy, performance proved relatively strong as a result of our emphasis on oil service providers such as Noble, and exploration and production companies such as XTO Energy, which benefited from firm natural gas and oil prices. In other areas, good individual stock selections, such as media company Westwood One and environmental services provider Republic Services, also contributed positively to the portfolio's performance.

4

In November, a few of the portfolio' s health care holdings, such as Shire Pharmaceuticals Group, experienced relatively minor, company-specific setbacks. In the uncertain investment environment that prevailed, we believe that the market overreacted to news that we considered insignificant. Nonetheless, declines in these health care stocks hurt the portfolio's returns in comparison to its benchmark for the reporting period.

What is the portfolio's current strategy?

As of the end of the reporting period, we believe that energy production and service companies remain well-positioned to take advantage of relatively high prices and low inventories of natural gas and oil. Accordingly, the portfolio holds a slightly greater percentage of such stocks than its benchmark. In addition, we are actively looking for attractive stocks in other areas that we
believe   are   likely   to   benefit  from  improving  economic  fundamentals.

January 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

     Part of the portfolio's recent performance is attributable to its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the portfolio's performance.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2500 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF SMALL- TO MIDCAP STOCK PERFORMANCE AND IS COMPOSED OF THE 2,500 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BY MARKET CAPITALIZATION.

                                                        The Portfolio 5

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund, Small Company Stock Portfolio Initial shares and Service shares and the Russell 2500 Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/02


                                                            Inception                                                From
                                                              Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

INITIAL SHARES                                               5/1/96           (19.71)%            (2.25)%            2.53%

SERVICE SHARES                                               5/1/96           (19.89)%            (2.36)%            2.44%


THE DATA FOR SERVICE SHARES PRIMARILY REPRESENTS THE RESULTS OF INITIAL SHARES. ACTUAL SERVICE SHARES' AVERAGE ANNUAL TOTAL RETURN AND HYPOTHETICAL GROWTH RESULTS WOULD HAVE BEEN LOWER. SEE NOTES BELOW.

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE PORTFOLIO'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

6


PART OF THE PORTFOLIO'S RECENT PERFORMANCE IS ATTRIBUTABLE TO POSITIVE RETURNS FROM ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE PORTFOLIO'S PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL AND SERVICE SHARES OF DREYFUS VARIABLE INVESTMENT FUND, SMALL COMPANY STOCK PORTFOLIO ON 5/1/96 (INCEPTION DATE OF INITIAL SHARES) TO A $10,000 INVESTMENT MADE IN THE RUSSELL 2500 INDEX (THE "INDEX") ON THAT DATE.

THE PORTFOLIO'S INITIAL SHARES ARE NOT SUBJECT TO A RULE 12B-1 FEE. THE PORTFOLIO'S SERVICE SHARES ARE SUBJECT TO A 0.25% ANNUAL RULE 12B-1 FEE. THE PERFORMANCE FIGURES FOR SERVICE SHARES REFLECT THE PERFORMANCE OF THE PORTFOLIO'S INITIAL SHARES FROM THEIR INCEPTION DATE THROUGH DECEMBER 30, 2000, AND THE PERFORMANCE OF THE PORTFOLIO'S SERVICE SHARES FROM DECEMBER 31, 2000 (INCEPTION DATE OF SERVICE SHARES) TO DECEMBER 31, 2002 (BLENDED PERFORMANCE FIGURES). THE BLENDED PERFORMANCE FIGURES HAVE NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE SERVICE SHARES. IF THESE EXPENSES HAD BEEN REFLECTED, THE BLENDED PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE PORTFOLIO FEES AND EXPENSES. THE INDEX IS AN UNMANAGED INDEX COMPOSED OF THE 2,500 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF 3,000 OF THE LARGEST U.S. COMPANIES BY MARKET CAPITALIZATION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                        The Portfolio 7

STATEMENT OF INVESTMENTS

December 31, 2002




COMMON STOCKS--98.3%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
ALCOHOL & TOBACCO--.8%

Constellation Brands, Cl. A                                                                       9,700  (a)             229,987

CONSUMER CYCLICAL--12.1%

ALLETE                                                                                            4,500                  102,060

BorgWarner                                                                                        3,300                  166,386

Brinker International                                                                             4,850  (a)             156,412

CDW Computer Centers                                                                              4,700  (a)             206,095

Chico's FAS                                                                                      11,600  (a)             219,356

Darden Restaurants                                                                                8,050                  164,623

Ethan Allen Interiors                                                                             6,600                  226,842

Family Dollar Stores                                                                              5,500                  171,655

Genuine Parts                                                                                     4,400                  135,520

Jones Apparel Group                                                                               3,700  (a)             131,128

Lear                                                                                              3,300  (a)             109,824

Liz Claiborne                                                                                     8,100                  240,165

Michaels Stores                                                                                   6,300  (a)             197,190

Mohawk Industries                                                                                 3,900  (a)             222,105

Office Depot                                                                                     15,700  (a)             231,732

Park Place Entertainment                                                                         17,900  (a)             150,360

Pep Boys-Manny, Moe & Jack                                                                       14,300                  165,880

Pier 1 Imports                                                                                    9,400                  177,942

Wendy's International                                                                             2,600                  70,382

Williams-Sonoma                                                                                   7,600  (a)             206,340

                                                                                                                       3,451,997

CONSUMER STAPLES--3.9%

Dean Foods                                                                                        8,134  (a)             301,771

Dole Food                                                                                         5,700                  185,706

McCormick & Co                                                                                   12,400                  287,680

SUPERVALU                                                                                         8,469                  139,823

Tyson Foods, Cl. A                                                                               16,900                  189,618

                                                                                                                       1,104,598

ENERGY--10.8%

Equitable Resources                                                                               6,100                  213,744

Helmerich & Payne                                                                                 6,500                  181,415

Murphy Oil                                                                                        6,600                  282,810

Nabors Industries                                                                                 6,300  (a)             222,201

Newfield Exploration                                                                              5,600  (a)             201,880

NiSource                                                                                          9,000                  180,000

8

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY (CONTINUED)

Noble                                                                                             7,300  (a)             256,595

Noble Energy                                                                                      4,300                  161,465

Ocean Energy                                                                                     13,500                  269,595

Precision Drilling                                                                                4,900  (a)             159,446

Smith International                                                                               9,000  (a)             293,580

Tidewater                                                                                         5,800                  180,380

Valero Energy                                                                                     5,705                  210,743

XTO Energy                                                                                       10,700                  264,290

                                                                                                                       3,078,144

HEALTH CARE--12.3%

AmerisourceBergen                                                                                 1,880                  102,103

Andrx                                                                                             5,400  (a)              79,218

Barr Laboratories                                                                                 1,400  (a)              91,126

Caremark Rx                                                                                      15,700  (a)             255,125

Cephalon                                                                                          6,600  (a)             321,209

DENTSPLY International                                                                            5,500                  204,815

First Health Group                                                                               11,100  (a)             270,285

Genzyme                                                                                           7,300  (a)             215,861

Health Net                                                                                        7,500  (a)             198,000

Henry Schein                                                                                      3,300  (a)             148,500

IDEC Pharmaceuticals                                                                              6,400  (a)             212,288

Lincare Holdings                                                                                  8,400  (a)             265,608

Quest Diagnostics                                                                                 3,400  (a)             193,460

STERIS                                                                                            8,700  (a)             210,975

Shire Pharmaceuticals Group, ADR                                                                  7,600  (a)             143,564

St. Jude Medical                                                                                  3,100  (a)             123,132

Triad Hospitals                                                                                   8,500  (a)             253,555

Varian Medical Systems                                                                            4,900  (a)             243,040

                                                                                                                       3,531,864

INTEREST SENSITIVE--19.9%

Affiliated Managers Group                                                                         3,100  (a)             155,930

Allied Capital                                                                                    8,500                  185,555

AmeriCredit                                                                                       5,600  (a)              43,344

Archstone-Smith Trust                                                                             6,400                  150,656

Arthur J. Gallagher & Co.                                                                         8,600                  252,668

Associated Banc-Corp                                                                              5,534                  187,824

Banknorth Group                                                                                  12,100                  273,460

                                                                                                                    The Portfolio 9

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

CIT Group                                                                                         7,000                  137,200

City National                                                                                     6,800                  299,132

Cullen/Frost Bankers                                                                             11,000                  359,700

Fidelity National Financial                                                                       7,000                  229,810

First Tennessee National                                                                          6,900                  247,986

GreenPoint Financial                                                                              7,100                  320,778

Hospitality Properties Trust                                                                      5,200                  183,040

Investment Technology Group                                                                       4,496  (a)             100,531

JDN Realty                                                                                       12,800                  140,160

Legg Mason                                                                                        3,800                  184,452

Mercantile Bankshares                                                                             4,800                  185,232

National Commerce Financial                                                                       8,600                  205,110

Old Republic International                                                                       10,200                  285,600

Protective Life                                                                                   6,000                  165,120

Radian Group                                                                                      7,532                  279,814

RenaissanceRe Holdings                                                                            6,600                  261,360

SAFECO                                                                                            3,870                  134,173

TCF Financial                                                                                     7,900                  345,151

Washington Federal                                                                                6,140                  152,579

Wilmington Trust                                                                                  7,000                  221,760

                                                                                                                       5,688,125

INTERNET--.4%

E*TRADE Group                                                                                    23,700  (a)             115,182

PRODUCER GOODS--12.3%

AGCO                                                                                              9,000  (a)             198,900

Alliant Techsystems                                                                               2,800  (a)             174,580

Ashland                                                                                           6,500                  185,445

C.H. Robinson Worldwide                                                                           2,700                  84,240

CNF                                                                                               6,100                  202,764

Clayton Homes                                                                                    13,500                  164,430

Cooper Industries, Cl. A                                                                          4,900                  178,605

D. R. Horton                                                                                      3,950                  68,532

Freeport-McMoRan Copper & Gold, Cl. B                                                            13,100  (a)             219,818

IMC Global                                                                                       16,900                  180,323

ITT Industries                                                                                    1,600                   97,104

Kansas City Southern                                                                             13,300  (a)             159,600

Lennar                                                                                            3,000                  154,800

10

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS (CONTINUED)

Lyondell Chemical                                                                                14,200                  179,488

Packaging Corp of America                                                                         7,700  (a)             140,448

Pentair                                                                                           4,700                  162,385

Plum Creek Timber                                                                                 7,200                  169,920

RPM International                                                                                12,600                  192,528

Rockwell Collins                                                                                  4,000                   93,040

Swift Transportation                                                                             10,800  (a)             216,194

Terex                                                                                             7,800  (a)              86,892

Valspar                                                                                           4,500                  198,810

                                                                                                                       3,508,846

SERVICES--10.1%

Affiliated Computer Services, Cl. A                                                               5,800  (a)             305,370

Belo, Cl. A                                                                                       8,000                  170,560

DST Systems                                                                                       5,300  (a)             188,415

DeVry                                                                                             8,200  (a)             136,202

Equifax                                                                                           6,800                  157,352

Henry (Jack) & Associates                                                                         7,100                   85,484

Hispanic Broadcasting                                                                             7,100  (a)             145,905

Knight-Ridder                                                                                     2,900                  183,425

Rent-A-Center                                                                                     3,400  (a)             169,830

Republic Services                                                                                13,000  (a)             272,740

Ryder System                                                                                      6,400                  143,616

Scripps (E.W.), Cl. A                                                                             1,900                  146,205

Telephone and Data Systems                                                                        2,900                  136,358

Viad                                                                                              6,600                  147,510

Washington Post, Cl. B                                                                              400                  295,200

Westwood One                                                                                      5,700  (a)             212,952

                                                                                                                       2,897,124

TECHNOLOGY--11.6%

Activision                                                                                        6,200  (a)              90,458

Advanced Fibre Communications                                                                    10,300  (a)             171,804

Avnet                                                                                            11,700  (a)             126,711

Cerner                                                                                           11,200  (a)             350,112

Diebold                                                                                           4,300                  177,246

Electronics for Imaging                                                                           9,200  (a)             149,601

Fairchild Semiconductor International, Cl. A                                                      7,900  (a)              84,609

Harris                                                                                            6,900                  181,470

                                                                                                                    The Portfolio 11

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

IKON Office Solutions                                                                            18,100                  129,415

International Rectifier                                                                           4,900  (a)              90,454

Intersil, Cl. A                                                                                  12,900  (a)             179,826

L-3 Communications Holdings                                                                       3,600  (a)             161,676

Network Associates                                                                               10,000  (a)             160,900

Reynolds & Reynolds, Cl. A                                                                        7,800                  198,666

SPX                                                                                               5,000  (a)             187,250

Seagate Technology                                                                               14,200                  152,366

Sybase                                                                                           14,100  (a)             188,940

Synopsys                                                                                          3,800  (a)             175,370

Tech Data                                                                                         2,300  (a)              62,008

Varian Semiconductor Equipment Associates                                                        12,000  (a)             285,132

                                                                                                                       3,304,014

UTILITIES--4.1%

Ameren                                                                                            5,200                  216,164

Energy East                                                                                       9,300                  205,437

Pepco Holdings                                                                                    8,700                  168,693

Puget Energy                                                                                      7,800                  171,990

TECO Energy                                                                                      12,400                  191,828

Wisconsin Energy                                                                                  8,400                  211,680

                                                                                                                       1,165,792

TOTAL COMMON STOCKS

   (cost $28,240,516)                                                                                                 28,075,673
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--1.9%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

Greenwich Capital Markets, Tri-Party Repurchase Agreement,
  1.05%, dated 12/31/2002, due 1/2/2003 in the
  amount of $545,032 (fully collateralized by
  $325,000 U.S. Treasury Bonds, 11.25%,
  2/15/2015, value $556,461)
   (cost $545,000)                                                                              545,000                  545,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $28,785,516)                                                             100.2%               28,620,673

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (.2%)                 (45,565)

NET ASSETS                                                                                       100.0%               28,575,108

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

12

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

                                                                                                  Cost                      Value
------------------------------------------------------------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments--Note 1(b)                                                        28,785,516             28,620,673

Cash                                                                                                                         16,496

Dividends and interest receivable                                                                                            14,363

Prepaid expenses                                                                                                              2,093

                                                                                                                         28,653,625
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                                                                                20,684

Payable for shares of Beneficial Interest redeemed                                                                           23,664

Accrued expenses                                                                                                             34,169

                                                                                                                             78,517
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                                                           28,575,108
------------------------------------------------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                                                                          31,275,094

Accumulated undistributed investment income--net                                                                             36,734

Accumulated net realized gain (loss) on investments                                                                      (2,571,877)

Accumulated net unrealized appreciation
  (depreciation) on investments                                                                                            (164,843)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                                                            28,575,108



NET ASSET VALUE PER SHARE

                                                   Initial Shares       Service
Shares
--------------------------------------------------------------------------------

Net Assets ($)                                         25,458,399     3,116,709

Shares Outstanding                                      1,786,184       219,446
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               14.25         14.20

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio 13



STATEMENT OF OPERATIONS

Year Ended December 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                         401,505

Interest                                                                18,016

TOTAL INCOME                                                           419,521

EXPENSES:

Investment advisory fee--Note 3(a)                                     249,513

Prospectus and shareholders' reports                                    29,712

Auditing fees                                                           23,256

Custodian fees--Note 3(b)                                               14,003

Distribution fees--Note 3(b)                                             7,403

Shareholder servicing costs--Note 3(b)                                   3,335

Trustees' fees and expenses--Note 3(c)                                   3,051

Loan commitment fees--Note 2                                               499

Miscellaneous                                                            1,478

TOTAL EXPENSES                                                         332,250

INVESTMENT INCOME--NET                                                  87,271
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (380,658)

Net unrealized appreciation (depreciation) on investments           (7,168,493)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (7,549,151)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (7,461,880)

SEE NOTES TO FINANCIAL STATEMENTS.

14

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended December 31,
                                              ----------------------------------
                                                     2002                 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                             87,271               51,986

Net realized gain (loss) on investments          (380,658)          (1,467,056)

Net unrealized appreciation (depreciation)
   on investments                              (7,168,493)             761,355

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (7,461,880)            (653,715)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                    (69,910)             (23,697)

Service shares                                       (601)                (118)

TOTAL DIVIDENDS                                   (70,511)             (23,815)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                  5,696,601             3,896,241

Service shares                                  2,553,423             1,911,158

Dividends reinvested:

Initial shares                                     69,910                23,697

Service shares                                        601                   118

Cost of shares redeemed:

Initial shares                                 (6,820,660)           (5,784,642)

Service shares                                   (677,527)              (40,473)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS               822,348                 6,099

TOTAL INCREASE (DECREASE) IN NET ASSETS        (6,710,043)             (671,431)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            35,285,151           35,956,582

END OF PERIOD                                  28,575,108           35,285,151

Undistributed investment income--net               36,734               37,106

                                                        The Portfolio 15

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                      Year Ended December 31,
                                                --------------------------------

                                                     2002                2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                       346,737              225,159

Shares issued for dividends reinvested              4,341                1,447

Shares redeemed                                  (438,987)            (341,776)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (87,909)            (115,170)
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       152,418              111,803

Shares issued for dividends reinvested                 33                    7

Shares redeemed                                   (42,618)              (2,225)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     109,833              109,585

SEE NOTES TO FINANCIAL STATEMENTS.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.



                                                                                 Year Ended December 31,
                                                                       ---------------------------------------------

INITIAL SHARES                                                   2002      2001     2000         1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            17.79     18.08     16.69       15.09         16.13

Investment Operations:

Investment income--net                                            .05(a)    .03(a)    .02(a)      .04(a)        .04

Net realized and unrealized
   gain (loss) on investments                                   (3.55)     (.31)     1.40        1.56          (.99)

Total from Investment Operations                                (3.50)     (.28)     1.42        1.60          (.95)

Distributions:

Dividends from investment
   income--net                                                   (.04)     (.01)     (.03)         --          (.04)

Dividends from net realized
   gain on investments                                             --        --        --          --          (.05)

Total Distributions                                             (.04)      (.01)     (.03)         --          (.09)

Net asset value, end of period                                  14.25     17.79     18.08       16.69         15.09
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (19.71)    (1.53)     8.53       10.60         (5.97)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                             .98      1.03       .93         .97           .98

Ratio of net investment income
   to average net assets                                          .28       .16       .09         .24           .26

Portfolio Turnover Rate                                         71.76     60.40     84.47       47.01         45.09
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          25,458    33,341    35,956      32,530        34,857

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio 17



FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                         Year Ended December 31,
                                                                                     --------------------------------
SERVICE SHARES                                                                         2002       2001        2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  17.73      18.08       18.08

Investment Operations:

Investment income (loss)--net                                                           .01(b)    (.03)(b)     --

Net realized and unrealized
   gain (loss) on investments                                                         (3.54)      (.31)        --

Total from Investment Operations                                                      (3.53)      (.34)        --

Distributions:

Dividends from investment income--net                                                  (.00)(c)   (.01)        --

Net asset value, end of period                                                        14.20      17.73      18.08
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                     (19.89)     (1.86)        --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                1.22       1.39         --

Ratio of net investment income
   (loss) to average net assets                                                         .04       (.18)        --

Portfolio Turnover Rate                                                               71.76      60.40      84.47
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                 3,117      1,944          1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.


SEE NOTES TO FINANCIAL STATEMENTS.


18

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, operating as a series company currently offering twelve series, including the Small Company Stock Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide investment returns (consisting of capital appreciation and income) that are greater than the total return performance of stocks represented by the Russell 2500 Stock Index. The Dreyfus Corporation (the "Manager") serves as the portfolio's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results may differ from those estimates.

                                                        The Portfolio 19

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $166 during the period ended December 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The portfolio may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller's agreement to repurchase and the portfolio's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the portfolio' s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation,

20

the portfolio maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $36,734, accumulated capital losses $2,468,690 and unrealized depreciation $268,030.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, $599,155 of the carryover expires in fiscal 2007, $1,272,918 expires in fiscal 2009 and $596,617 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal years ended December 31, 2002 and December 31, 2001, respectively, were as follows: ordinary income $70,511 and $23,815.

During the period ended December 31, 2002, as a result of permanent book to tax differences, the portfolio decreased accumulated undistributed investment income-net by $17,132 and increased net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

                                                        The Portfolio 21

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2002, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee and Other Transactions with Affiliates:

(A) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2002, Service shares were charged $7,403 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2002, the portfolio was charged $327 pursuant to the transfer agency agreement.

22

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2002, the portfolio was charged $14,003 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2002, amounted to $24,743,982 and $23,263,831, respectively.

At December 31, 2002, the cost of investments for federal income tax purposes was $28,888,703; accordingly, accumulated net unrealized depreciation on investments was $268,030, consisting of $3,055,541 gross unrealized appreciation and $3,323,571 gross unrealized depreciation.

                                                        The Portfolio 23

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Variable Investment Fund, Small Company Stock Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Small Company Stock Portfolio (one of the funds comprising Dreyfus Variable Investment Fund) as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Small Company Stock Portfolio at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

New York, New York

February 7, 2003

24


IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2002 as qualifying for the corporate dividends received deduction.

                                                        The Portfolio 25

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

DAVID P. FELDMAN (63)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* 59 Wall Street Mutual Funds Group (11 Funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 53

                              --------------

JAMES F. HENRY (72)

BOARD MEMBER (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President, CPR Institute for Dispute Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation (Retired
 2001)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

ROSALIND GERSTEN JACOBS (77)

BOARD MEMBER (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Merchandise and marketing consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 37

26

DR. PAUL A. MARKS (76)

BOARD MEMBER (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and Chief Executive Officer of Memorial Sloan-Kettering Cancer Center (Retired 1999)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Pfizer, Inc., a pharmaceutical company, President-Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

DR. MARTIN PERETZ (63)

BOARD MEMBER (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Editor-in-Chief of The New Republic Magazine

* Lecturer in Social Studies at Harvard University

* Co-Chairman of TheStreet.com, a financial daily on the web

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Academy for Liberal Education, an accrediting agency for colleges and universities certified by the U.S. Department of Education, Director

* Digital Learning Group, LLC., an online publisher of college textbooks, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

BERT W. WASSERMAN (70)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Financial Consultant

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Malibu Entertainment International, Inc., Director

* Lillian Vernon Corporation, Director

* PSC, Inc., a leading provider of mobile and wireless systems, retail automation solutions and automated data collection products, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER

IRVING KRISTOL, EMERITUS BOARD MEMBER

                                                        The Portfolio 27

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1991.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 19 investment companies (comprised of 40 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since May 1986.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Treasury Manager of the Manager, and an officer of 37 investment companies (comprised of 78 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since August 1984.

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprised of 77 portfolios) managed by the Manager. He is 34 years old and has been an employee of the Manager since November 1992.

28

ROBERT S. ROBOL, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 28 investment companies (comprised of 119 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 28 investment companies (comprised of 119 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 199 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                        The Portfolio 29

                  For More Information

                        Dreyfus Variable Investment Fund,
                        Small Company Stock Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call
1-800-554-4611 or
516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2003 Dreyfus Service Corporation                                  151AR1202




      Dreyfus Variable
      Investment Fund,
      Special Value Portfolio

      ANNUAL REPORT December 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Portfolio Performance

                             8   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            17   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Important Tax Information

                            26   Board Members Information

                            28   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,
                                                        Special Value Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Variable Investment Fund, Special Value Portfolio, covering the 12-month period from January 1, 2002 through December 31, 2002. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio managers, Mark G. DeFranco and Brian M. Gillot of Jennison Associates LLC, the portfolio's sub-investment adviser.

In 2002, investors witnessed the third consecutive year of negative returns for the U.S. stock market. Moreover, with the S&P 500 Index down dramatically since its peak in mid-2000, this bear market ranks as the worst since the 1970s. Virtually every industry group, capitalization range and investment style suffered losses in 2002, leaving investors few shelters from the storm. However, the market's disappointing start to the 21st century may be good news for today's growth-oriented investors as, historically, growth opportunities have generally been greatest when the economic news is bad, prices are down and investors shun stocks.

At the same time, no one can say for sure what direction the markets will take or which investment style will prevail, which is why we continue to encourage you to maintain a long-term perspective and an ongoing dialogue with your financial advisor. Investors with the patience and discipline to weather today's market uncertainty may reap the potential benefits of the better economic times that we believe lie ahead.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2003

2


DISCUSSION OF PERFORMANCE

Mark G. DeFranco and Brian M. Gillot, Portfolio Managers

Jennison Associates LLC, Sub-Investment Adviser

How did Dreyfus Variable Investment Fund, Special Value Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2002, the portfolio's total returns were -15.28% for its Initial shares and -15.32% for its Service shares.(1) For the same period, the total return of the Russell 1000 Value Index, the portfolio's benchmark, was -15.52%.(2)

We attribute the portfolio and market's disappointing performance to a highly challenging investment environment characterized by a weak economy, numerous corporate scandals and heightened tensions related to the war on terrorism and possible military action in Iraq. The portfolio's returns were slightly higher than that of its benchmark, which we attribute to our relatively successful security selection strategy.

What is the portfolio's investment approach?

The portfolio seeks to maximize total return, consisting of capital appreciation and current income. To pursue this goal, the portfolio invests at least 80% of its assets in stocks. The portfolio's stock investments may include common stocks, preferred stocks and convertible securities of both U.S. and foreign companies of any size, including those purchased in initial public offerings or shortly thereafter. In choosing stocks, the portfolio manager looks for value companies that provide opportunities for capital growth. The manager then reviews these stocks for factors that could signal a rise in price such as new products or markets, opportunities for greater market share, more effective management, positive changes in corporate structure or market perception, or the potential for improved earnings.

                                                        The Portfolio 3


DISCUSSION OF PERFORMANCE (CONTINUED)

What other factors influenced the portfolio's performance?

Although Jennison Associates LLC became the portfolio's sub-investment adviser on September 17, 2002, the portfolio's investment objective has not changed.

With that said, 2002 was a difficult period for stocks. While the portfolio fared relatively well compared to its benchmark, widespread weakness among telecommunications and technology stocks during the first half of the year more than offset relatively good performance among the portfolio's health care, basic materials and consumer staples investments.

Since assuming portfolio management responsibilities in mid-September, we have found a number of value-oriented opportunities in stocks that were considered growth-oriented just a few years ago. Technology stocks such as Hewlett-Packard, Network Associates and BMC Software had declined to price levels we considered attractive relative to their earnings prospects and financial conditions. Many of these stocks rallied during the fourth quarter of 2002, contributing positively to the portfolio's overall returns.

We also identified a number of attractively valued media stocks, including satellite dish provider EchoStar Communications, programmer Liberty Media and film and television studio Fox Entertainment Group. In fact, as of December 31, 2002, EchoStar was the portfolio's top holding, largely because we believe that the stock was mispriced in the wake of EchoStar' s failed acquisition of competitor DirecTV. More specifically, we believe that EchoStar's ability to generate substantial levels of free cash flow is underappreciated by the market.

Of course, the reporting period also saw its share of disappointments. Shares of
defense    contractor    Northrup   Grumman   declined,   largely   because   of
company-specific factors that we consider temporary.

4

What is the portfolio's current strategy?

We have continued to build the portfolio one stock at a time with companies for which we have identified a catalyst that, in our view, should be a positive development for these companies over the next 12 to 18 months. Increasingly, we are finding such opportunities among paper and forest product companies, insurance providers, beaten-down technology stocks and, in the health care area, pharmaceutical companies and biotechnology firms.

In addition, we believe that the recent bear market has set the stage for a return to true stock picking. With market-wide returns unlikely to approach the outsized gains of the late 1990s, identifying the right individual companies should be key to investment success. In our view, a stock picker's market is particularly well suited to our opportunistic, "bottom-up" investment style.

January 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

     Part of the portfolio's recent performance is attributable to its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the portfolio's performance.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 1000 VALUE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000
     COMPANIES  WITH  LOWER  PRICE-TO-BOOK  RATIOS AND LOWER  FORECASTED  GROWTH
     VALUES.

                                                        The Portfolio 5

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund, Special Value Portfolio Initial shares and Service shares and the Russell 1000 Value Index
--------------------------------------------------------------------------------


Average Annual Total Returns AS OF 12/31/02

                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

INITIAL SHARES                                                                (15.28)%             0.45%              4.37%

SERVICE SHARES                                                                (15.32)%             0.40%              4.34%


THE DATA FOR SERVICE SHARES PRIMARILY REPRESENTS THE RESULTS OF INITIAL SHARES. ACTUAL SERVICE SHARES' AVERAGE ANNUAL TOTAL RETURN AND HYPOTHETICAL GROWTH RESULTS WOULD HAVE BEEN LOWER. SEE NOTES BELOW.

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE PORTFOLIO'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

PART OF THE PORTFOLIO'S RECENT PERFORMANCE IS ATTRIBUTABLE TO POSITIVE RETURNS FROM ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE PORTFOLIO'S PERFORMANCE.


6

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL AND SERVICE SHARES OF DREYFUS VARIABLE INVESTMENT FUND, SPECIAL VALUE PORTFOLIO ON 12/31/92 TO A $10,000 INVESTMENT MADE IN THE RUSSELL 1000 VALUE INDEX (THE "INDEX") ON THAT DATE.

THE PORTFOLIO'S INITIAL SHARES ARE NOT SUBJECT TO A RULE 12B-1 FEE. THE PORTFOLIO'S SERVICE SHARES ARE SUBJECT TO A 0.25% ANNUAL RULE 12B-1 FEE. THE PERFORMANCE FIGURES FOR SERVICE SHARES REFLECT THE PERFORMANCE OF THE PORTFOLIO'S INITIAL SHARES FROM THEIR INCEPTION DATE THROUGH DECEMBER 30, 2000, AND THE PERFORMANCE OF THE PORTFOLIO'S SERVICE SHARES FROM DECEMBER 31, 2000 (INCEPTION DATE OF SERVICE SHARES) TO DECEMBER 31, 2002 (BLENDED PERFORMANCE FIGURES). THE PERFORMANCE FIGURES FOR EACH SHARE CLASS REFLECT CERTAIN EXPENSE REIMBURSEMENTS, WITHOUT WHICH THE PERFORMANCE OF EACH SHARE CLASS WOULD HAVE BEEN LOWER. IN ADDITION, THE BLENDED PERFORMANCE FIGURES HAVE NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE SERVICE SHARES. IF THESE EXPENSES HAD BEEN REFLECTED, THE BLENDED PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE PORTFOLIO FEES AND EXPENSES (AFTER ANY EXPENSE REIMBURSEMENTS). THE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                        The Portfolio 7

STATEMENT OF INVESTMENTS

December 31, 2002


COMMON STOCKS--91.9%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--15.5%

Circuit City Stores--Circuit City Group                                                          60,300                  447,426

EchoStar Communications, Cl. A                                                                   36,000  (a)             801,360

Federated Department Stores                                                                       8,800  (a)             253,088

Fox Entertainment Group, Cl. A                                                                   12,500  (a)             324,125

Knight-Ridder                                                                                     2,500                  158,125

Liberty Media, Cl. A                                                                             37,900  (a)             338,826

New York Times, Cl. A                                                                             8,300                  379,559

Pearson, ADR                                                                                     44,300                  414,205

Polo Ralph Lauren                                                                                24,200  (a)             526,592

Saks                                                                                             21,800  (a)             255,932

Scholastic                                                                                       10,100  (a)             363,095

Toys R Us                                                                                        44,400  (a)             444,000

Tupperware                                                                                        7,500                  113,100

                                                                                                                       4,819,433

ENERGY--10.5%

FMC Technologies                                                                                 30,600  (a)             625,158

Newfield Exploration                                                                              9,200  (a)             331,660

Schlumberger                                                                                     11,300                  475,617

Spinnaker Exploration                                                                            10,600  (a)             233,730

Transocean                                                                                       22,500                  522,000

Unocal                                                                                           15,500                  473,990

Weatherford International                                                                        15,700  (a)             626,901

                                                                                                                       3,289,056

FINANCIAL--14.8%

Allstate                                                                                         14,200                  525,258

Edwards (A.G.)                                                                                   16,100                  530,656

Everest Re Group                                                                                 10,200                  564,060

Hartford Financial Services Group                                                                15,200                  690,536

Lincoln National                                                                                 14,900                  470,542

Merrill Lynch                                                                                    14,500                  550,275

PartnerRe                                                                                         6,600                  342,012

Southwest Bancorporation of Texas                                                                 5,400  (a)             155,574

XL Capital, Cl. A                                                                                10,100                  780,225

                                                                                                                       4,609,138
8

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE--13.3%

Abbott Laboratories                                                                               9,600                  384,000

Apogent Technologies                                                                             31,300  (a)             651,040

Baxter International                                                                             15,500                  434,000

CIGNA                                                                                             5,200                  213,824

Health Management Associates, Cl. A                                                              26,100                  467,190

iShares Nasdaq Biotechnology Index Fund                                                           7,800  (a)             384,930

Millipore                                                                                         9,200                  312,800

Pfizer                                                                                           19,600                  599,172

Sepracor                                                                                         31,600  (a)             305,572

Wyeth                                                                                            10,700                  400,180

                                                                                                                       4,152,708

INDUSTRIALS--10.9%

Ceridian                                                                                         41,600  (a)             599,872

Delta Air Lines                                                                                  29,700                  359,370

Fisher Scientific International                                                                  14,800  (a)             445,184

Lockheed Martin                                                                                   7,900                  456,225

Manpower                                                                                          6,600                  210,540

Navistar International                                                                            7,800  (a)             189,618

Northrop Grumman                                                                                  8,000                  776,000

Ryder System                                                                                     15,900                  356,796

                                                                                                                       3,393,605

INFORMATION TECHNOLOGY--16.6%

Agere Systems, Cl. B                                                                            158,000  (a)             221,200

Autodesk                                                                                         20,700                  296,010

BearingPoint                                                                                     44,100  (a)             304,290

BMC Software                                                                                     15,500  (a)             265,205

Diebold                                                                                           6,500                  267,930

DoubleClick                                                                                      24,100  (a)             136,406

Hewlett-Packard                                                                                  34,500                  598,920

Ingram Micro, Cl. A                                                                              21,100  (a)             260,585

J.D. Edwards & Co                                                                                32,200  (a)             363,216

Network Associates                                                                               14,400  (a)             231,696

Parametric Technology                                                                            59,200  (a)             149,184

Solectron                                                                                        68,200  (a)             242,110

                                                                                            The Portfolio 9

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INFORMATION TECHNOLOGY (CONTINUED)

Sybase                                                                                           43,700  (a)             585,580

Synopsys                                                                                         10,500  (a)             484,575

Tech Data                                                                                         9,300  (a)             250,728

Vishay Intertechnology                                                                           28,000  (a)             313,040

3Com                                                                                             42,000  (a)             194,460

                                                                                                                       5,165,135

MATERIALS--10.3%

Arch Coal                                                                                        19,900                  429,641

Boise Cascade                                                                                    31,000                  781,820

Cambrex                                                                                          16,500                  498,465

MeadWestvaco                                                                                     10,700                  264,397

Monsanto                                                                                         22,100                  425,425

Placer Dome                                                                                      24,000                  276,000

Temple-Inland                                                                                    11,800                  528,758

                                                                                                                       3,204,506

TOTAL COMMON STOCKS

   (cost $29,339,615)                                                                                                 28,633,581
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--1.6%
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER DISCRETIONARY

News, ADR,Cum., $.4428

   (cost $447,277)                                                                               22,000                  498,300
------------------------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENTS--6.5%
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                       681,000  (b)             681,000

Dreyfus Institutional Cash Advantage Plus Fund                                                  681,000  (b)             681,000

Dreyfus Institutional Preferred Plus Money Market Fund                                          681,000  (b)             681,000

TOTAL OTHER INVESTMENTS

   (cost $2,043,000)                                                                                                   2,043,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $31,829,892)                                                              100.0%              31,174,881

LIABILITIES, LESS CASH AND RECEIVABLES                                                               .0%                  (9,798)

NET ASSETS                                                                                        100.0%              31,165,083

(A) NON-INCOME PRODUCING.

(B) INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS--SEE NOTE 3(D).


SEE NOTES TO FINANCIAL STATEMENTS.

10

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  31,829,892  31,174,881

Cash                                                                      4,261

Receivable for investment securities sold                               428,135

Dividends and interest receivable                                        38,144

Prepaid expenses                                                            456

                                                                     31,645,877
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            23,606

Payable for investment securities purchased                             403,430

Payable for shares of Beneficial Interest redeemed                       13,007

Accrued expenses                                                         40,751

                                                                        480,794
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       31,165,083
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      34,827,753

Accumulated undistributed investment income--net                        294,929

Accumulated net realized gain (loss) on investments                  (3,302,588)

Accumulated net unrealized appreciation
  (depreciation) on investments                                        (655,011)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       31,165,083

NET ASSET VALUE PER SHARE

                                                  Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                      27,254,807       3,910,276

Shares Outstanding                                   2,468,083         354,831
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                            11.04           11.02

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio 11

STATEMENT OF OPERATIONS

Year Ended December 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                         616,984

Interest                                                                19,483

TOTAL INCOME                                                           636,467

EXPENSES:

Investment advisory fee--Note 3(a)                                     276,738

Prospectus and shareholders' reports                                    35,163

Professional fees                                                       31,045

Custodian fees                                                          13,831

Distribution fees--Note 3(b)                                             8,409

Shareholder servicing costs--Note 3(b)                                   6,495

Trustees' fees and expenses--Note 3(c)                                   1,864

Miscellaneous                                                            1,225

TOTAL EXPENSES                                                         374,770

Less--waiver of fees due to undertaking--Note 3(a)                     (33,475)

NET EXPENSES                                                           341,295

INVESTMENT INCOME--NET                                                 295,172
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

  Long transactions                                                 (2,197,483)

  Short sale transactions                                               45,934

Net realized gain (loss) on financial futures                          (85,322)

NET REALIZED GAIN (LOSS)                                            (2,236,871)

Net unrealized appreciation (depreciation) on investments
  and securities sold short (including $225 net unrealized
  appreciation on financial futures)                                (4,303,348)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (6,540,219)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (6,245,047)

SEE NOTES TO FINANCIAL STATEMENTS.

12

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended December 31,
                                              ----------------------------------

                                                     2002                 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            295,172              454,969

Net realized gain (loss) on investments        (2,236,871)            (633,175)

Net unrealized appreciation (depreciation)
   on investments                              (4,303,348)          (3,835,888)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (6,245,047)          (4,014,094)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                   (115,505)            (322,730)

Service shares                                     (9,173)             (17,148)

Net realized gain on investments:

Initial shares                                         --           (1,023,309)

Service shares                                         --               (5,065)

TOTAL DIVIDENDS                                  (124,678)          (1,368,252)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                  1,525,740            2,519,013

Service shares                                  2,492,917            2,604,786

Dividends reinvested:

Initial shares                                    115,505            1,346,039

Service shares                                      9,173               22,213

Cost of shares redeemed:

Initial shares                                 (8,445,447)          (9,333,005)

Service shares                                   (601,966)              (8,848)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            (4,904,078)          (2,849,802)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (11,273,803)          (8,232,148)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            42,438,886           50,671,034

END OF PERIOD                                  31,165,083           42,438,886

Undistributed investment income--net              294,929              124,435

                                                        The Portfolio 13

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                      Year Ended December 31,
                                                --------------------------------

                                                     2002                 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                       129,723              179,661

Shares issued for dividends reinvested              8,569              102,906

Shares redeemed                                  (719,538)            (691,060)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (581,246)            (408,493)
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       207,867              196,908

Shares issued for dividends reinvested                682                1,725

Shares redeemed                                   (51,771)                (614)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     156,778              198,019

SEE NOTES TO FINANCIAL STATEMENTS.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.



                                                                                     Year Ended December 31,
                                                             -----------------------------------------------------------------------

INITIAL SHARES                                                   2002           2001           2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                            13.07          14.65          14.64          14.93         12.99

Investment Operations:

Investment income--net                                            .10(a)         .14(a)         .12(a)         .11(a)        .10

Net realized and unrealized
   gain (loss) on investments                                   (2.09)         (1.30)           .70            .95          1.94

Total from Investment Operations                                (1.99)         (1.16)           .82           1.06          2.04

Distributions:

Dividends from investment income--net                            (.04)          (.11)          (.14)          (.10)         (.10)

Dividends from net realized
   gain on investments                                             --           (.31)          (.67)         (1.25)           --

Total Distributions                                              (.04)          (.42)          (.81)         (1.35)         (.10)

Net asset value, end of period                                  11.04          13.07          14.65          14.64         14.93
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (15.28)         (7.97)          5.70           7.27         15.69
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .92            .90            .87            .86           .83

Ratio of net investment income
   to average net assets                                          .81           1.00            .81            .70           .67

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation                                     .07            .01             --             --            --

Portfolio Turnover Rate                                        148.29          59.85         149.83         171.41        252.24
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          27,255         39,854         50,671         57,099        63,264

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio 15

FINANCIAL HIGHLIGHTS (CONTINUED)



                                                                                                Year Ended December 31,
                                                                                   -------------------------------------------------

SERVICE SHARES                                                                         2002             2001             2000(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                                  13.05            14.65            14.65

Investment Operations:

Investment income--net                                                                  .08(b)          .12(b)             --

Net realized and unrealized
   gain (loss) on investments                                                         (2.07)          (1.31)               --

Total from Investment Operations                                                      (1.99)          (1.19)               --

Distributions:

Dividends from investment income--net                                                  (.04)           (.10)               --

Dividends from net realized gain on investments                                          --            (.31)               --

Total Distributions                                                                    (.04)           (.41)               --

Net asset value, end of period                                                        11.02           13.05             14.65
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                     (15.32)          (8.17)               --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                 .99            1.00                --

Ratio of net investment income
   to average net assets                                                                .69             .92                --

Decrease reflected in above expense ratios due to
   undertakings by The Dreyfus Corporation                                              .27             .24                --

Portfolio Turnover Rate                                                              148.29           59.85            149.83
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                 3,910           2,585                 1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.


SEE NOTES TO FINANCIAL STATEMENTS.

16

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, operating as a series company currently offering twelve series, including the Special Value Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. On September 17, 2002, Jennison Associates LLC ("Jennison") began to serve as the portfolio's sub-investment adviser.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last

                                                            The Portfolio 17

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio
received    net    earnings

18

credits of $242 during the period ended December 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $294,929, accumulated capital losses of $2,855,798 and unrealized depreciation $816,154. In addition, the portfolio had $285,647 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, $522,975 of the carryover expires in fiscal 2009 and $2,332,823 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2002 and December 31, 2001, respectively, were as follows: ordinary income $124,678 and $778,201 and long-term capital gains $0 and $590,051.

                                                        The Portfolio 19

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Bank Lines of Credit:

The portfolio may borrow up to $5 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2002, the portfolio did not borrow under either line of credit.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Jennison, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio's average daily net assets, computed at the following annual rates: .50 of 1% of the first $300 million and .45 of 1% over $300 million.

Dreyfus has agreed, from January 1, 2002 to December 31, 2003, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage commissions, interest expense and extraordinary expenses, exceed 1% of the value of the average daily net assets of their class. During the period ended December 31, 2002, Dreyfus waived receipt of fees of $33,475, pursuant to the undertaking.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of

20

..25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2002, Service shares were charged $8,409 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2002, the portfolio was charged $157 pursuant to the transfer agency agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) Commencing June 13, 2002, pursuant to an exemptive order from the Securities and Exchange Commission, the portfolio may invest its available cash balances in affiliated money market funds as shown in the portfolio' s Statement of Investments. Management fees are not charged to these accounts. During the period ended December 31, 2002, the portfolio derived $12,564 in income from these investments, which is included in dividend income in the portfolio's Statement of Operations.

                                                        The Portfolio 21

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--Securities Transactions:

(A) The aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and financial futures, during the period ended December 31, 2002 is as follows:

                                          Purchases             Sales
--------------------------------------------------------------------------------

Long transactions                        52,456,754           57,790,269

Short sale transactions                     349,590              214,355

  TOTAL                                  52,806,344           58,004,624

The portfolio is engaged in short-selling which obligates the portfolio to replace the security borrowed by purchasing the security at current market value. The portfolio would incur a loss if the price of the security increases between the date of the short sale and the date on which the portfolio replaces the borrowed security. The portfolio would realize a gain if the price of the security declines between those dates. Until the portfolio replaces the borrowed security, the portfolio will maintain daily a segregated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position. At December 31, 2002, there were no securities sold short outstanding.

The portfolio may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The portfolio is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the portfolio to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the portfolio recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract

22

amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At December 31, 2002, there were no financial futures contracts outstanding.

At December 31, 2002, the cost of investments for federal income tax purposes was $31,991,035; accordingly, accumulated net unrealized depreciation on investments was $816,154, consisting of $1,195,059 gross unrealized appreciation and $2,011,213 gross unrealized depreciation.

                                                        The Portfolio 23

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Variable Investment Fund, Special Value Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Special Value Portfolio (one of the funds comprising Dreyfus Variable Investment Fund), as of December 31, 2002 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Special Value Portfolio at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

New York, New York

February 7, 2003

24

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2002 as qualifying for the corporate dividends received deduction.

                                                        The Portfolio 25

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

DAVID P. FELDMAN (63)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* 59 Wall Street Mutual Funds Group (11 Funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 53

                              --------------

JAMES F. HENRY (72)

BOARD MEMBER (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President, CPR Institute for Dispute Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation (Retired 2001).

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

ROSALIND GERSTEN JACOBS (77)

BOARD MEMBER (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Merchandise and marketing consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 37

26

DR. PAUL A. MARKS (76)

BOARD MEMBER (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and Chief Executive Officer of Memorial Sloan-Kettering Cancer Center (Retired 1999)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Pfizer, Inc., a pharmaceutical company, President-Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

DR. MARTIN PERETZ (63)

BOARD MEMBER (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Editor-in-Chief of The New Republic Magazine

* Lecturer in Social Studies at Harvard University

* Co-Chairman of TheStreet.com, a financial daily on the web

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Academy for Liberal Education, an accrediting agency for colleges and universities certified by the U.S. Department of Education, Director

* Digital Learning Group, LLC., an online publisher of college textbooks, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

BERT W. WASSERMAN (70)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Financial Consultant

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Malibu Entertainment International, Inc., Director

* Lillian Vernon Corporation, Director

* PSC, Inc., a leading provider of mobile and wireless systems, retail automation solutions and automated data collection products, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER

IRVING KRISTOL, EMERITUS BOARD MEMBER

                                                        The Portfolio 27

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 94 investment companies (comprised of 188 portfolios) managed by Dreyfus. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 57 years old and has been an employee of Dreyfus since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of Dreyfus, and an officer of 94 investment companies (comprised of 188 portfolios) managed by Dreyfus. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 49 years old and has been an employee of Dreyfus since January 2000. Prior to joining Dreyfus, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of Dreyfus, and an officer of 95 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 56 years old and has been an employee of Dreyfus since June 1977

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 42 years old and has been an employee of Dreyfus since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 95 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 53 years old and has been an employee of Dreyfus since July 1980

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 19 investment companies (comprised of 40 portfolios) managed by Dreyfus. He is 50 years old and has been an employee of Dreyfus since May 1986.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of Dreyfus, and an officer of 95 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Treasury Manager of Dreyfus, and an officer of 37 investment companies (comprised of 78 portfolios) managed by Dreyfus. He is 40 years old and has been an employee of Dreyfus since August 1984.

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Taxable Fixed Income Funds of Dreyfus, and an officer of 18 investment companies (comprised of 77 portfolios) managed by Dreyfus. He is 34 years old and has been an employee of Dreyfus since November 1992.

28

ROBERT S. ROBOL, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of Dreyfus, and an officer of 28 investment companies (comprised of 119 portfolios) managed by Dreyfus. He is 38 years old and has been an employee of Dreyfus since October 1988.

ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of Dreyfus, and an officer of 28 investment companies (comprised of 119 portfolios) managed by Dreyfus. He is 35 years old and has been an employee of Dreyfus since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of Dreyfus, and an officer of 95 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 48 years old and has been an employee of Dreyfus since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE  SEPTEMBER
2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 199 portfolios) managed by Dreyfus. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                        The Portfolio 29

                   For More Information

                        Dreyfus Variable
                        Investment Fund,
                        Special Value Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Advisor

                        Jennison Associates LLC
                        466 Lexington Avenue
                        New York, NY 10017

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call
1-800-554-4611 or
516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2003 Dreyfus Service Corporation                                  118AR1202